                                                                    EXHIBIT 10.6


     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION OF SUCH SECURITIES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF ARTICLE III OF THIS WARRANT.

                                   WARRANT
               TO PURCHASE SHARES OF SERIES B PREFERRED STOCK
                             AS HEREIN DESCRIBED

                          Dated September 15, 1994

     This certifies that for value received:

                        PHOENIX LEASING INCORPORATED

or registered assigns, is entitled, subject to the terms set forth herein, to purchase from Latitude Communications, Inc., a California corporation (the "Company"), up to Twenty-Nine Thousand Ninety-One (29,091) fully paid and non-
--------
assessable shares of the Company's Series B Preferred Stock, at the price of Two Dollars and Seventy-Five Cents ($2.75) per share. The initial purchase price of Two Dollars and Seventy-Five Cents ($2.75) per share, and the number of shares purchasable hereunder, are subject to adjustment in certain events, all as more fully set forth under Article IV herein.

                                  ARTICLE I

                                 DEFINITIONS
                                 -----------

     "Acquisition of the Company" means the Company's consolidation or merger
      --------------------------
with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted, by virtue of the merger, into other property, whether in the form of securities, cash or otherwise, or the sale or transfer of the Company's property as an entirety or substantially as an entirety.

     "Articles of Incorporation" means the Amended and Restated Articles of
      -------------------------
Incorporation of the Company, as filed with the California Secretary of State on May 27, 1994.

     "Closing Date" means September 15, 1994.
      ------------

     "Commission" means the Securities and Exchange Commission, or any other
      ----------
federal agency then administering the Exchange Act or the Securities Act, as defined herein.

     "Common Stock" means the Company's Common Stock, any stock into which such
      ------------
stock shall have been changed or any stock resulting from any reclassification of such stock, and any other capital stock of the Company of any class or series now or hereafter authorized having the right to share in distributions either of earnings or assets of the Company without limit as to amount or percentage.

     "Company" means Latitude Communications, Inc., a California corporation,
      -------
and any successor corporation.

     "Conversion Price" means the Conversion Price for Series B Preferred Stock,
      ----------------
as determined in accordance with the Articles of Incorporation.

     "Convertible Securities" means evidences of indebtedness, shares of stock
      ----------------------
or other securities which are convertible into or exchangeable for, with or without payment of additional consideration, shares of Common Stock, either immediately or upon the arrival of a specified date or the happening of a specified event or both.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or
      ------------
any successor federal statute, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, all as the same shall be in effect from time to time.

     "Exercise Period" means the period commencing on the Closing Date and
      ---------------
terminating at the earlier to occur of: (i) 5:00 p.m., Pacific Time on the tenth
(10th) anniversary of the Closing Date, or (ii) 5:00 p.m., Pacific Time on the fifth (5th) anniversary of the closing of the Company's initial sale and issuance of shares of Common Stock in an underwritten public offering, pursuant to a Registration.

     "Exercise Price" means the price per share of Series B Preferred Stock set
      --------------
forth in the Preamble to this Warrant, as such price may be adjusted pursuant to
Article IV hereof.

     "Fair Market Value" means
      -----------------

          (i) If shares of Series B Preferred Stock or Common Stock, as the case may be, are being sold pursuant to a Registration and Fair Market Value is being determined as of the closing of the public offering, the "price to public" specified for such shares in the final prospectus for such public offering;

          (ii) If shares of Series B Preferred Stock or Common Stock, as the case may be, are then listed or admitted to trading on any national securities exchange or traded on any national market system and Fair Market Value is not being determined as of the date described in clause (i) of this definition, the average of the daily closing prices for the thirty (30) trading days before such date, excluding any trades which are not bona fide, arm's length transactions. The closing price for each day shall be the last sale price on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices on such date, in each case as officially reported on the principal national securities exchange or national market system on which such shares are then listed, admitted to trading or traded;

          (iii) If no shares of Series B Preferred Stock or Common Stock, as the case may be, are then listed or admitted to trading on any national securities exchange or traded on any national market system or being offered to the public pursuant to a Registration, the average of the reported closing bid and asked prices thereof on such date in the over-the-counter market as shown by the National Association of Securities Dealers automated quotation system or, if such shares are not then quoted in such system, as published by the National Quotation Bureau, Incorporated or any similar successor organization, and in either case as reported by any member firm of the New York Stock Exchange selected by the Holder; or

          (iv) If no shares of Series B Preferred Stock or Common Stock, as the case may be, are then listed or admitted to trading on any national exchange or traded on any national market system, if no closing bid and asked prices thereof are then so quoted or published in the over-the-counter market and if no such shares are being offered to the public pursuant to a Registration, the Fair Market Value of a share of Series B Preferred Stock or Common Stock, as the case may be, shall be determined by the Board of Directors of the Company; provided,
                                                                      --------
however, that if the Holders of a majority in interest under the Warrant give
-------
the Company written notice of objection to such value determination within twenty (20) days of receipt of notice of such determination, then the Company and such Holders shall, within five (5) days from the date of the Company's receipt of the Holders' objection, jointly retain a valuation firm satisfactory to each of them. If the Company and such Holders are unable to agree on the selection of such a firm within such five (5) day period, the Company and such Holders shall, within twenty (20) days after expiration of such five day period, each retain a separate independent valuation firm. If either the Company or such Holders fail to retain such a valuation firm during such twenty (20) day period, then the valuation firm retained by such Holders or the Company, as the case may be, shall alone take the actions described below. Such firms shall determine within thirty (30) days of being retained the Fair Market Value of a share of Series B Preferred Stock or Common Stock, as the case may be, and deliver their opinion in writing to the Company and to such Holders as to the fair value. If such firms cannot jointly agree upon the Fair Market Value, then, unless otherwise directed in writing by both the Company and such Holders, such firms, in their sole discretion, shall choose another firm independent of the Company and such Holders, which firm shall make such determination and render such an opinion as promptly as practicable. In either case, the determination so made shall be conclusive and binding on the Company and the Holders. The fees and expenses for such determination made by such firms shall be shared equally by the Company and such Holders. In the determination of the Fair Market Value of a share of Series B Preferred Stock or Common Stock, as the case may be, there shall not be taken into consideration any premium for shares representing control of the Company or any discount related to shares representing a minority interest therein or related to any illiquidity or lack of marketability of shares arising from restrictions on transfer under federal and applicable state securities laws or otherwise.

     "Fiscal Year" means the fiscal year of the Company.
      -----------

     "Holder" and "Holders" means the Person or Persons, as applicable, in whose
      ------       -------
name this Warrant is registered on the books of the Company maintained for such purpose.

     "Option" means any right, warrant or option to subscribe for or purchase
      ------
shares of Common Stock or Convertible Securities.

     "Person" means and includes natural persons, corporations, limited
      ------
partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, government entities and authorities and other organizations, whether or not legal entities.

     "Preferred Stock" means the Preferred Stock of the Company, as defined in
      ---------------
the Articles of Incorporation.

     "Principal Executive Office" means the Company's office at 4001 Burton
      --------------------------
Drive, Santa Clara, California 95054, or such other office as designated in writing to the Holder by the Company.

     "Public Merger" means an Acquisition of the Company in which the Common
      -------------
Stock shareholders of the Company receive securities which are listed or admitted to trading on any national securities exchange or traded on any national market system or approved for quotation in the National Association of Securities Dealers, Inc. automated quotation system or any similar system of automated dissemination of quotations of securities prices.

     "Register," "Registered" and "Registration" refer to a registration
      --------    ----------       ------------
effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

     "Rights Agreement" means the Amended and Restated Registration Rights
      ----------------
Agreement, dated as of June 1, 1994, by and among the Company and the shareholders of the Company named therein, attached hereto as Exhibit "E".
                                                              ----------

     "Rule 144" means Rule 144 as promulgated by the Commission under the
      --------
Securities Act, as such Rule may be amended from time to time, or any similar successor rule that the Commission may promulgate.

     "Securities Act" means the Securities Act of 1933, as amended, or any
      --------------
successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

     "Series B Preferred Stock" means the Series B Preferred Stock of the
      ------------------------
Company, as defined in the Articles of Incorporation.

     "Series B Purchase Agreement" means the Series B Preferred Stock Purchase
      ---------------------------
Agreement, dated as of June 1, 1994, by and among the Company and the shareholders of the Company named therein, attached hereto as Exhibit "G".
                                                              -----------

     "Shareholder" means a holder of one or more Warrant Shares or shares of
      -----------
Common Stock acquired upon conversion of Warrant Shares.

     "Warrant" means the warrant dated as of Closing Date issued to Holder and
      -------
all warrants issued upon the partial exercise, transfer or division of or in substitution for any Warrant.

     "Warrant Shares" means the shares of Series B Preferred Stock issuable upon
      --------------
the exercise of this Warrant provided that under the terms hereof there shall be a change such that the securities purchasable hereunder shall be issued by an entity other than the Company or there shall be a change in the type or class of securities purchasable hereunder, then the term shall mean the securities issuable upon the exercise of the rights granted hereunder.

                                 ARTICLE II

                                  EXERCISE
                                  --------

     2.1  Exercise Right; Manner of Exercise.  The purchase rights represented
          ----------------------------------
by this Warrant may be exercised by the Holder, in whole or in part, at any time and from time to time during the Exercise Period upon (i) surrender of this Warrant, together with an executed Notice of Exercise, substantially in the form of Exhibit "A" attached hereto, at the Principal Executive Office, and (ii)
   -----------
payment to the Company of the aggregate Exercise Price for the number of Warrant Shares specified in the Notice of Exercise (such aggregate Exercise Price, the "Total Exercise Price"). The Total Exercise Price shall be paid by check;
---------------------
provided, however, that if the Warrant Shares are acquired in conjunction with a
--------  -------
Registration of such Warrant Shares or the Common Stock acquirable upon conversions of such Warrant Shares, then Holder may arrange for the aggregate Exercise Price for such Warrant Shares to be paid to the company from the proceeds of the sale of such Warrant Shares or the Common Stock acquirable upon conversion of such Warrant Shares pursuant to such Registration. The Person or Person(s) in whose name(s) any certificate(s) representing the Warrant Shares which are issuable upon exercise of this Warrant shall be deemed to become the holder(s) of, and shall be treated for all purposes as the record holder(s) of, such Warrant Shares, and such Warrant Shares shall be deemed to have been issued, immediately prior to the close of business on the date on which this Warrant and Notice of Exercise are presented and payment made for such Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to such Person or Person(s). Certificates for the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding fifteen (15) days after this Warrant is exercised. If this Warrant is exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, deliver a new Warrant evidencing the rights of the Holder to purchase the balance of the Warrant Shares which Holder is entitled to purchase hereunder. The issuance of Warrant Shares upon exercise of this Warrant shall be made without charge to the Holder for any issuance tax with respect thereto or any other cost incurred by the Company in connection with the exercise of this Warrant and the related issuance of Warrant Shares.

     2.2  Conversion of Warrant.
          ---------------------

          (a) Right to Convert.  In addition to, and without limiting, the other
              ----------------
rights of the Holder hereunder, the Holder hall have the right (the "Conversion
                                                                     ----------
Right") to convert this Warrant or any part hereof into Warrant Shares at any
-----
time and from time to time during the term hereof. Upon exercise of the Conversion Right with respect to a particular number of Warrant Shares (the "Converted Warrant Shares"), the Company shall deliver to the Holder, without
-------------------------
payment by the Holder of any Exercise Price or any cash or other consideration, that number of Warrant Shares computed using the following formula:

               X=  B-A
                   ---
                    Y

Where:    X=  The number of Warrant Shares to be issued to the Holder

          Y=  The Fair Market Value of one Warrant Share as of the Conversion
              Date

          B=  The Aggregate Fair Market Value (i.e., Fair Market Value x
                                               ----
              Converted Warrant Shares)

          A=  The Aggregate Exercise Price (i.e., Exercise Price x Converted
                                            ----
              Warrant Shares)

          (b) Method of Exercise.  The Conversion Right may be exercised by the
              ------------------
Holder by the surrender of this Warrant at the Principal Executive Office, together with a written statement the "Conversion Statement") specifying that
                                       --------------------
the Holder intends to exercise the Conversion Right and indicating the number of Warrant Shares to be acquired upon exercise of the Conversion Right. Such conversion shall be effective upon the Company's receipt of this Warrant, together with the Conversion Statement, or on such later date as is specified in the Conversion Statement (the "Conversion Date") and, at the Holder's election,
                               ---------------
may be made contingent upon the closing of the consummation of the sale of Common Stock pursuant to a Registration. Certificates for the Warrant Shares so acquired shall be delivered to the Holder within a reasonable time, not exceeding fifteen (15) days after the Conversion Date. If applicable, the Company shall, upon surrender of this Warrant for cancellation, deliver a new Warrant evidencing the rights of the Holder to purchase the balance of the Warrant Shares which Holder is entitled to purchase hereunder. The issuance of Warrant Shares upon exercise of this Warrant shall be made without charge to the Holder for any issuance tax with respect thereto or any other cost incurred by the Company in connection with the conversion of this Warrant and the related issuance of Warrant Shares.

     2.3  Company's Option to Acquire Warrant.
          -----------------------------------

          (a) Acquisition of the Company.  In the event of any Acquisition of
              --------------------------
the Company, other than a Public Merger, the Company shall have the option to purchase this Warrant on the closing date of such event for cash in an amount per Warrant Share equal to the greater of (x) three (3) times the Exercise Price, less the Exercise Price, or (y) the excess (if any)
of the Market Value of a Warrant Share over the Exercise Price; provided,
                                                                --------
however, that such option shall not be exercisable to the extent that the
-------
Holder exercises this Warrant in connection with such Acquisition of the Company; provided further, however, that such option shall not be exercisable
         ----------------  -------
if in connection with such Acquisition of the Company all other warrants to acquire securities of the Company will not expire and/or terminate, whether by their terms, complete exercise by the holders thereof or the exercise of purchase rights by the Company. The Market Value of each Warrant Share shall be determined by dividing the total consideration to be received by the Company or its shareholders in connection with such event by the number of shares of Common Stock then outstanding (assuming that all convertible securities of the Company have been converted into Common Stock). Any securities to be delivered to the Company or its shareholders shall be valued as follows:

          (A) If then listed or admitted to trading on any national securities exchange or traded on any national market system, the value of the securities shall be the average of the daily closing prices for the thirty (30) trading days ending five (5) business days before the closing of the transaction, excluding any trades which are not bona fide, arm's length transactions. The closing price for each day shall be the last sale price on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices on such date, in each case as officially reported on the principal national securities exchange or national market system on which such shares are then listed, admitted to trading or traded;

          (B) If traded over-the-counter, the value of the securities shall be the average of the closing bid and ask prices thereof over the thirty (30) day period ending five (5) business days prior to the closing of the transaction, as shown by the National Association of Securities Dealers automated quotation system or, if such securities are not then quoted in such system, as published by the National Quotation Bureau, Incorporated or any similar successor organization, and in either case as reported by any member firm of the New York Stock Exchange selected by the Holder; and

          (C) If there is no public market, the value shall be the fair market value thereof as determined by mutual agreement of the Company and the Holders of a majority in interest under the Warrant; provided, however, that if the Company and such Holders are
               --------  -------
               unable to mutually agree upon the value, and the value asserted by the Holder is not greater than one hundred ten percent (110%) of the value asserted by the Company, then the value of the securities shall be the sum of (1) the value asserted by the Company and (2) fifty percent (50%) of the difference between the value asserted by the Company and the value asserted by such Holders; provided further, however, that if the Company and such
                        ----------------  -------
               Holders are unable to mutually agree upon the value of the securities and the immediately preceding proviso is not operative, the value shall be determined by a valuation firm or valuation firms in accordance with the procedures of the proviso of clause (iv) of the definition of Fair Market Value set forth above, which is set forth in this clause (C) by this reference, mutatis mutandis.

          (b)  Registration.  If the Company is selling Common Stock pursuant to
               ------------
a Registration, then the Company shall have the option to purchase this Warrant on the closing date of such Registration for cash in an amount per Warrant Share equal to the greater of (x) three (3) times the Exercise Price, less the Exercise Price, or (y) the excess, if any, of the Fair Market Value of a Warrant Share over the Exercise Price; provided, however, that such option shall not be
                               --------  -------
exercisable to the extent that the Holder exercises this Warrant in connection with such Registration; provided further, however, that such option shall not be exercisable if in connection with such Registration all other warrants to acquire securities of the Company will not expire and/or terminate, whether by their terms, complete exercise by the holders thereof or the exercise of purchase rights by the Company.

     2.4  Termination of Warrant.  This Warrant shall terminate upon the closing
          ----------------------
of a Public Merger.

     2.5  Fractional Shares.  The Company shall not issue fractional shares of
          -----------------
Series B Preferred Stock or Common Stock or scrip representing fractional shares of Series B Preferred Stock or Common Stock upon any exercise or conversion of this Warrant. As to any fractional share of Series B Preferred Stock or Common Stock which the Holder would otherwise be entitled to purchase from the Company upon such exercise or conversion, the Company shall purchase from the Holder such fractional share at a price equal to an amount calculated by multiplying such fractional share (calculated to the nearest 1/100th of a share) by the fair market value of a share of Series B Preferred Stock or Common Stock, as applicable, on the date of the Notice of Exercise or the Conversion Date, as applicable, as determined in good faith by the Company's Board of Directors. Payment of such amount shall be made in cash or by check payable to the order of the Holder at the time of delivery of any certificate or certificates arising upon such exercise or conversion.

     2.6  Continued Validity.  A Shareholder shall be entitled to all rights to
          ------------------
which a Holder of this Warrant is entitled pursuant to the provisions of this Warrant, except rights which by their terms apply only to a Warrant. The Company shall, at the time of the exercise of this Warrant, in whole or in part, upon the request of a Shareholder, acknowledge in writing, in form reasonably satisfactory to the Shareholder, its continuing obligation to afford to the Shareholder all rights to which the Shareholder is entitled in accordance with the provisions of this Warrant; provided, however, that if the Shareholder fails
                                --------  -------
to make any such request, such failure shall not affect the continuing obligation of the Company to afford to the Shareholder all such rights.

                                 ARTICLE III

              REGISTRATION, TRANSFER, EXCHANGE AND REPLACEMENT
              ------------------------------------------------

     3.1  Maintenance of Registration Books.  The Company shall keep at the
          ---------------------------------
Principal Executive Office a register in which, subject to such reasonable regulations as it may prescribe, it shall provide for the registration, transfer and exchange of this Warrant. The Company and any Company agent may treat the Person in whose name this Warrant is registered as the owner of this Warrant for all purposes whatsoever and neither the Company nor any Company agent shall be affected by any notice to the contrary.

     3.2  Restrictions on Transfers.
          -------------------------

          (a) Compliance with Securities Act.  The Holder, by acceptance hereof,
              ------------------------------
agrees that this Warrant, the Series B Preferred Stock to be issued upon exercise hereof and the shares of Common Stock to be issued upon conversion of such shares of Series B Preferred Stock are being acquired for investment, solely for the Holder's own account and not as a nominee for any other Person, and that the Holder will not offer, sell or otherwise dispose of this Warrant, any such shares of Series B Preferred Stock or any such shares of Common Stock except under circumstances which will not result in a violation of the Securities Act. Upon exercise of this Warrant, the Holder shall confirm in writing, by executing the form attached as Exhibit "B" hereto, that the shares
                                           -----------
of Series B Preferred Stock or Common Stock purchased thereby are being acquired for investment, solely for the Holder's own account and not as a nominee for any other Person, and not with a view toward distribution or resale.

          (b) Certificate Legends.  This Warrant, all shares of Series B
              -------------------
Preferred Stock issued upon exercise of this Warrant (unless Registered under the Securities Act) , and all shares of Common Stock issued upon conversion of such shares of Series B Preferred Stock (unless Registered under the Securities
Act) shall be stamped or imprinted with a legend in substantially the following form (in addition to any legends required by applicable state securities laws)

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION OF SUCH SECURITIES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF ARTICLE III OF THE WARRANT UNDER WHICH THIS SECURITY WAS ISSUED.

          (c) Disposition of Warrant or Shares.  With respect to any offer, sale
              --------------------------------
or other disposition of this Warrant, any shares of Series B Preferred Stock issued upon exercise of this Warrant or shares of Common Stock acquired pursuant to conversion of such shares of Series B Preferred Stock prior to Registration of such shares, the Holder or the Shareholder, as the case may be, agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of the Holder's or Shareholder's counsel, if reasonably requested by Company, to the effect that such offer, sale or other disposition may be effected without Registration under the securities Act or qualification under any applicable state securities laws of this Warrant or such shares, as the case may be, and indicating whether or not under the

Securities Act certificates for this Warrant or such shares, as the case may be to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Securities Act. Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify the Holder or the Shareholder, as the case may be, that it may sell or otherwise dispose of this Warrant or such shares, as the case may be, all In accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this subsection (c) that the opinion of counsel for the Holder or the Shareholder, as the case may be, is not reasonably satisfactory to the Company, the Company shall so notify the Holder or the Shareholder, as the case may be, promptly after such determination has been made and shall specify the legal analysis supporting any such conclusion. Notwithstanding the foregoing, this Warrant or such shares, as the case may be, may be offered, sold or otherwise disposed of in accordance with Rule 144, provided that the Company shall have been furnished with such information as the Company may reasonable request to provide reasonable assurance that the provisions of Rule 144 have been satisfied. Each certificate representing this Warrant or the shares thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Securities Act, unless in the aforesaid reasonably satisfactory opinion of counsel for the Holder or the Shareholder, as the case may be, such legend is not necessary in order to insure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. In the event of any conflict between the provisions of this Section 3.2 and the provisions of Exhibit "A" or Exhibit "C" hereto, the provisions of this Section 3.2 shall control.

          (d) Warrant Transfer Procedure.  Transfer of this Warrant to a third
              --------------------------
party, following compliance with the preceding subsections of this Section 3.2, shall be effected by execution of the Assignment Form attached hereto as Exhibit
                                                                         -------
"C", and surrender for registration of transfer of this Warrant at the Principal
---
Executive Office, together with funds sufficient to pay any applicable transfer tax. Upon receipt of the duly executed Assignment Form and the necessary transfer tax funds, if any, and compliance with this Section 3.2, the Company, at its expense, shall execute and deliver, in the name of the designated transferee or transferees, one or more new Warrants representing the right to purchase a like aggregate number of shares of Series B Preferred Stock.

          (e) Termination of Restrictions.  The restrictions imposed under this
              ---------------------------
Section 3.2 upon the transferability of the Warrant, the shares of Series B Preferred Stock acquired upon the exercise of this Warrant and the shares of Common Stock issuable upon conversion of such shares of Series B Preferred Stock shall cease when (i) a registration statement covering all shares of Common Stock issued or issuable upon conversion of the Series B Preferred Stock becomes effective under the Securities Act, (ii) the Company is presented with an opinion of counsel reasonably satisfactory to the Company that such restrictions are no longer required in order to insure compliance with the Securities Act or with a Commission "no-action" letter that future transfers of such securities by the transferor or the contemplated transferee would be exempt from registration under the Securities Act, or (iii) such securities may be transferred in accordance with Rule 144(k). When such restrictions terminate, the Company shall, or shall instruct its transfer agent to, promptly, and without expense to the Holder or the Shareholder, as the case may be, issue new securities in the name of the Holder and/or the Shareholder, as the case may be, not bearing the legends required under subsection (b) of this Section
3.2. In addition, new securities shall be issued without such legends if such legends may be properly removed under the terms of Rule 144(k).

     3.3  Exchange.  At the Holder's option, this Warrant may be exchanged for
          --------
other Warrants representing the right to purchase a like aggregate number of shares of Series B Preferred Stock upon surrender of this Warrant at the Principal Executive Office. Whenever this Warrant is so surrendered to the Company at the Principal Executive Office for exchange, the Company shall execute and deliver the Warrants which the Holder is entitled to receive. All Warrants issued upon any registration of transfer or exchange of Warrants shall be the valid obligations of the Company, evidencing the same rights; and entitled to the same benefits, as the Warrants surrendered upon such registration of transfer or exchange. No service charge shall be made for any exchange of this Warrant.

     3.4  Replacement.  Upon receipt of evidence reasonably satisfactory to the
          -----------
Company of the loss, theft, destruction or mutilation of this Warrant and (i) in the case of any such loss theft or destruction, upon delivery of indemnity reasonably satisfactory to the Company in form and amount, or (ii) in the case of any such mutilation, upon surrender of such Warrant for cancellation at the Principal Executive Office, the Company, at its expense, shall execute and deliver, in lieu thereof, a new Warrant.

                                 ARTICLE IV

                           ANTIDILUTION PROVISIONS
                           -----------------------

     4.1  Conversion of Series B Preferred Stock.  If all of the Series B
          --------------------------------------
Preferred Stock is converted into shares of Common Stock in connection with a Registration, then this Warrant shall automatically become exercisable for that number of shares of Common Stock equal to the number of shares of Common Stock that would have been received if this Warrant had been exercised in full and the shares of Series B Preferred Stock received thereupon had been simultaneously converted into shares of Common Stock immediately prior to such event, and the Exercise Price shall be automatically adjusted to equal the amount obtained by dividing (i) the aggregate Exercise Price of the shares of Series B Preferred Stock for which this Warrant was exercisable immediately prior to such conversion, by (ii) the number of shares of Common Stock for which this Warrant is exercisable immediately after such conversion.

     4.2  Reorganization,  Reclassification or Recapitalization of the Company.
          --------------------------------------------------------------------
In case of (1) a capital reorganization, reclassification or recapitalization of the Company's capital stock (other than in the cases referred to in of Section
4.4 hereof), (2) the Company's consolidation or merger with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted, by virtue of the merger, into other property, whether in the form of securities, cash or otherwise, or (3) the sale or transfer of the Company's property as an entirety or substantially as an entirety, then, as part of such reorganization, reclassification, recapitalization, merger, consolidation, sale or transfer, lawful provision shall be made so that there shall thereafter be deliverable upon the exercise of this Warrant or any portion thereof (in lieu of or in addition to the number of shares of Series B Preferred Stock theretofore deliverable, as appropriate), and without payment of any additional consideration, the number of shares of stock or other securities or property to which the holder of the number of shares of Series B Preferred Stock which would otherwise have been deliverable upon the exercise of this Warrant or any portion thereof at the time of such reorganization, reclassification, recapitalization, consolidation, merger, sale or transfer would have been entitled to receive in such reorganization, reclassification, recapitalization, consolidation, merger, sale or transfer. This Section 4.2 shall apply to successive reorganizations, reclassifications, recapitalizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder for shares of Series B Preferred Stock in connection with any transaction described in this Section
4.2 is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors.

     4.3  Splits and Combinations.  If the Company at any time subdivides any of
          -----------------------
its outstanding shares of Series B Preferred Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely if the outstanding shares of Series B Preferred Stock are combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased. Upon any adjustment of the Exercise Price under this Section 4.3, the number of shares of Series B Preferred Stock issuable upon exercise of this Warrant shall equal the number of shares determined by dividing (i) the aggregate Exercise Price payable for the purchase of all shares issuable upon exercise of this Warrant Immediately prior to such adjustment by (ii) the Exercise Price per share in effect immediately after such adjustment.

     4.4  Reclassifications.  If the Company changes any of the securities as to
          -----------------
which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the counties that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted. No adjustment shall be made pursuant to this
Section 4.4 upon any conversion described in Section 4.1 hereof.

     4.5  Dividends and Distributions.  If the Company declares a dividend or
          ---------------------------
other distribution on the Series B Preferred Stock or if a dividend or other distribution on the Series B Preferred Stock occurs pursuant to the Articles of Incorporation (other than a cash dividend or distribution), then, as part of such dividend or distribution, lawful provision shall be made so that there shall thereafter be deliverable upon the exercise of this Warrant or any portion thereof, in addition to the number of shares of Series B Preferred Stock receivable thereupon and without payment of any additional consideration, the amount of the dividend or other distribution to which the holder of the number of shares of Series B Preferred Stock obtained upon exercise hereof would have been entitled to receive had the exercise occurred as of the record date for such dividend or distribution.

     4.6  Liquidation; Dissolution.  If the Company shall dissolve, liquidate or
          ------------------------
wind up its affairs, the Holder shall the right, but not the obligation, to exercise this Warrant effective as of the date of such dissolution, liquidation or winding up. If any such dissolution, liquidation or winding up results in any cash distribution to the Holder in excess of the aggregate Exercise Price for the shares of Series B Preferred Stock for which this Warrant is exercised, then the Holder may, at its option, exercise this Warrant without making payment of such aggregate Exercise Price and, in such case, the Company shall, upon distribution to the Holder, consider such aggregate Exercise Price to have been paid in full, and in making such settlement to the Holder, shall deduct an amount equal to such Aggregate Exercise Price from the amount payable to the Holder.

     4.7  Maximum Exercise Price.  At no time shall the Exercise Price exceed
          ----------------------
the amount set forth in the Preamble to this Warrant, unless the Exercise Price is adjusted pursuant to section 4.3 hereof.

     4.8  Other Dilutive Events.  If any event occurs as to which the other
          ---------------------
provisions of this Article IV are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof, then, in each such case, the Board of Directors of the Company shall determine in good faith the adjustments, if any, on a basis consistent with the essential intent and principles established in this Article IV, necessary to preserve, without dilution, the purchase rights represented by this Warrant. Upon such determination, the Company shall promptly make such adjustments and notify the Holder thereof.

     4.9  Amendment of Articles of Incorporation.  So long as the Warrant is
          --------------------------------------
outstanding and no shares of Series B Preferred Stock are issued and outstanding and the Series B Preferred Stock has not been converted into Common Stock in connection with a Registration, the Company shall not amend, or otherwise take any action that would affect, Article III, Section (d) of the Articles of Incorporation, without the prior written consent of the Holders of majority in interest under this Warrant, given in their sole discretion. If the Articles of Incorporation are amended in violation of this Section 4.9, then the provisions of this Article IV shall be adjusted so that the Holder shall receive with respect to the shares of Common Stock received upon conversion of the shares of Series B Preferred Stock obtained upon exercise of this Warrant thereafter, what would have been received had the Articles of Incorporation not been so amended, open payment of the same amount as would have been required had the Articles of Incorporation not been so amended.

     4.10 Certificates and Notices.
          ------------------------

          (a) Adjustment Certificates.  Upon any adjustment of the Exercise
              -----------------------
Price and/or the number of shares of Series B Preferred Stock purchasable upon exercise of this

Warrant, a certificate, signed by (i) the Company's President or Chief Financial Officer, or (ii) any independent firm of certified public accountants of recognized national standing the Company selects at its own expense, setting forth in reasonable detail the events requiring the adjustment and the method by which such adjustment was calculated, shall be mailed to the Holder and shall specify the adjusted Exercise Price and the number of shares of Series B Preferred Stock purchasable upon exercise of the Warrant after giving effect to the adjustment.

          (b) Extraordinary Corporate Events.  If the Company, after the date
              ------------------------------
hereof, proposes to effect (i) any transaction described in Sections 4.2 or 4.4 hereof, (ii) a liquidation, dissolution or winding up of the Company described in Section 4.6 hereof, or (iii) any payment of a dividend or distribution with respect to Series B Preferred Stock or Common Stock, then, in each such case, the Company shall mail to the Holder a notice describing such proposed action and specifying the date on which the Company's books shall close, or a record shall be taken, for determining the holders of Series B Preferred Stock or Common Stock, as appropriate, entitled to participate in such action, or the date on which such reorganization, reclassification, consolidation, merger, sale, transfer, Liquidation, dissolution or winding up shall take place or commence, as the case may be, and the date as of which it is expected that holders of Series B Preferred Stock and Common Stock of record shall be entitled to receive securities and/or other property deliverable upon such action, if any such date is to be fixed. Such notice shall be mailed to the Holder at least fifteen (15) days prior to the record date for such action in the case of any action described in clause (i) or clause (iii) above, and in the case of any action described in clause (ii) above, at least fifteen (15) days prior to the date on which the action described is to take place and at least fifteen (15) days prior to the record date for determining holders of Series B Preferred Stock or Common Stock, as appropriate, entitled to receive securities and/or other property in connection with such action.

     4.11 No Impairment.  The Company shall not, by amendment of the Articles
          -------------
of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in the carrying out of all the provisions of this Article IV and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

     4.12 Application.  Except as otherwise provided herein, all sections of
          -----------
this Article IV are intended to operate independently of one another. If an event occurs that requires the application of more than one section, all applicable sections shall be given independent effect.

                                  ARTICLE V

                             REGISTRATION RIGHTS
                             -------------------

     Concurrently with the execution and delivery of this Warrant, the Company shall cause the Holder to become a party to the Rights Agreement and the Holder shall be deemed a "Holder" as defined in the Rights Agreement, for purposes of the Rights Agreement and shall be entitled to all the rights, and be subject to all the obligations, of a Holder under the Rights Agreement and the Common Stock issuable upon conversion of the Warrant Shares shall be deemed "Registrable Stock," as defined in the Rights Agreement, for purposes of the Rights Agreement. Such actions shall be effected by the Company executing and delivering the Holder a fully-executed Amendment to Rights Agreement substantially in the form of Exhibit "F" hereto.
                                                           -----------

                                 ARTICLE VI

                                 INFORMATION
                                 -----------

     6.1  Financial Information.  Until such time that the Company has a class
          ---------------------
of its equity securities registered under the Exchange Act and is required to file reports thereunder pursuant to Sections 13 or 15(d) of the Exchange Act, the Company shall deliver to the Holder, concurrently with its delivery to Purchasers described in Section 5 of the Series B Purchase Agreement, the financial information described in Section 5.2(a), Section 5.2(b), and Section 5.2(c) of the Series B Purchase Agreement, as such sections are in effect from time to time during the term hereof. If the Series B Purchase Agreement is terminated for any reason, and for so long as the Company does not have a class of its equity securities registered under the Exchange Act and is not required to file reports thereunder pursuant to Sections 13 or 15(d) of the Exchange Act, the Company shall deliver to the Holder all information that was required to be delivered to the Purchasers described in Section 5 of the Series B Purchase Agreement, pursuant to Section 5.2(a), Section 5.2(b), and Section 5.2(c) of the Series B Purchase Agreement, as such sections are now in effect.

     6.2  Inspection.  The Company shall permit the Holder, at the Holder's
          ----------
expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Holder.

                                 ARTICLE VII

            REPRESENTATIONS, WARRANTIES AND COVENANTS OF COMPANY
            ----------------------------------------------------

     7.1  Representations and Warranties.  The Company represents and warrants
          ------------------------------
that:

          (a) Legal Status; Qualification.  The Company is a corporation duly
              ---------------------------
organized, validly existing and in good standing under the laws of the State of California and is qualified or licensed to do business in all other countries, states and provinces in which the laws thereof require the Company to qualify and/or be licensed, except where failure to qualify or be licensed would not have a material adverse effect on the business or assets of the Company taken as a whole;

          (b) Capitalization.  The Company's authorized capital stock consists
              --------------
of: (i) Six Million (6,000,000) shares of Preferred Stock, of which (A) Three Million Three Hundred Thousand (3,300,000) shares are designated as Series A Preferred Stock, of which series Three

Million One Hundred Seventy-Five Thousand (3,175,000) shares are issued and outstanding, and (B) Two Million Seven Hundred Thousand (2,700,000) shares are designated as Series B Preferred Stock, of which series Two Million Six Hundred Sixty-One Thousand Eight Hundred Twenty (2,661,320) shares are issued and outstanding; and (ii) Ten Million (10,000,000) shares of Common Stock, of which One Million Seven Hundred Seventy-Eight Thousand (1,773,000) shares are issued and outstanding;

          (c) Options.  Except as described in Exhibit "D" hereto there are no
              -------                          -----------
options, warrants or similar rights to acquire from the Company, or agreements or other obligations by the Company, absolute or contingent, to issue or sell Common Stock, whether on conversion or exchange of Convertible Securities or otherwise;

          (d) Preemptive Rights.  Except as described in Exhibit "D", no
              -----------------                          -----------
shareholder of the Company has any preemptive rights to subscribe for shares of Common Stock;

          (e) Authority.  The Company has the right and power, and is duly
              ---------
authorized and empowered, to enter into, execute, deliver and perform this Warrant;

          (f) Binding Effect.  This Warrant has been duly authorized, executed
              --------------
and delivered and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms;

          (g) No Conflict.  The execution, delivery and/or performance by the
              -----------
Company of this Warrant shall not, by the lapse of time, the giving of notice or otherwise, constitute a violation of any applicable law or a breach of any provision contained in the Company's Articles of Incorporation or By-laws or contained in any agreement, instrument, or document to which the Company is a Party or by which it is bound;

          (h) Consents.  No consent, approval, authorization or other order of
              --------
any court, regulatory body, administrative agency or other governmental body is required for the valid issuance of the Warrant or for the performance of any of the Company's obligations hereunder, except for the filing pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules promulgated thereunder, which filing will be effected in accordance with such section and rules;

          (i) Offering.  Neither the Company nor any agent acting on its behalf
              --------
has, either directly or indirectly, sold, offered for sale or disposed of, or attempted or offered to dispose of, this Warrant or any part hereof, or any similar obligation of the Company, to, or has solicited any offers to buy any thereof from, any person or persons other than the Holder. Neither the Company nor any agent acting on its behalf will sell or offer for sale or dispose of, or attempt or offer to dispose of, this Warrant or any part thereof to, or solicit any offers to buy any warrant of like tenor from, or otherwise approach or in respect thereof, with, any Person or Persons so as thereby to bring the issuance of this Warrant within the provisions of Section 5 of the Securities Act;

          (j) Registration.  It is not necessary in connection with the issuance
              ------------
and sale of this Warrant to the Holder to Register this Warrant under the Securities Act; and

     7.2  Covenants.  The Company covenants that:
          ---------

          (a) Authorized Shares.  The Company will at all times have authorized,
              -----------------
and reserved for the purpose of issue or transfer upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of Series B Preferred Stock to provide for the exercise of the rights represented by this Warrant (for purposes of determining compliance with this covenant, the shares of Series B Preferred Stock issuable upon exercise of all other options and warrants shall be deemed issued and outstanding), and a sufficient number of shares of Common Stock to provide for the conversion into Common Stock of all the shares of Series B Preferred Stock issued and issuable upon the exercise of this Warrant but theretofore unconverted (for purposes of determining compliance with this covenant, the shares of Common Stock issuable upon exercise of all options and warrants to acquire Common Stock and upon conversion of all instruments convertible into Common Stock shall be deemed issued and outstanding);

          (b) Proper Issuance.  The Company, at its expense, will take all such
              ---------------
action as may be necessary to assure that the Series B Preferred Stock issuable upon the exercise of this Warrant, and the Common Stock issuable upon the conversion of such Series B Preferred Stock, may be so issued without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which any capital stock of the Company may be listed. Such action may include, but not be limited to, causing such shares to be duly registered or approved or listed on relevant domestic securities exchanges; and

          (c) Fully Paid Shares.  The Company will take all actions necessary or
              -----------------
appropriate to validly and legally issue (i) fully paid and non-assessable shares of Series B Preferred Stock upon exercise of this Warrant and (ii) fully paid and non-assessable shares of Common Stock upon conversion of such shares of Series B Preferred Stock. All such shares will be free from all taxes, liens and charges with respect to the issuance thereof, other than any stock transfer taxes in respect to any transfer occurring contemporaneously with such issuance.

                                ARTICLE VIII

                                MISCELLANEOUS
                                -------------

     8.1  Certain Expenses.  The Company shall pay all expenses in connection
          ----------------
with, and all taxes (other than stock transfer taxes) and other governmental charges that may be imposed in respect of, the issuance, sale and delivery of the Warrant, the Warrant Shares and the shares of Common Stock issuable upon conversion of the Warrant Shares.

     8.2  Holder Not a Shareholder.  Prior to the exercise of this Warrant as
          ------------------------
herein before provided, the Holder shall not be entitled to any of the rights of a shareholder of the Company including, without limitation, the right as a shareholder (i) to vote on or consent to any proposed action of the Company or
(ii) except as provided herein, to receive (a) dividends or any other distributions made to shareholders, (b) notice of or attend any meetings of shareholders of the

Company, or (c) notice of any other proceedings of the Company.
Notwithstanding the foregoing, the Company shall provide to the Holder the information delivered to shareholders as required pursuant to Section 6.1 hereof.

     8.3  Like Tenor.  All Warrants shall at all times be substantially
          ----------
identical except as to the Preamble.

     8.4  Remedies.  The Company stipulates that the remedies at law of the
          --------
Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate to the fullest extent permitted by law, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     8.5  Enforcement Costs.  If any party to, or beneficiary of, this Warrant
          -----------------
seeks to enforce its rights hereunder by legal proceedings or otherwise, then the non-prevailing party shall pay all reasonable costs and expenses incurred by the prevailing party, including, without limitation, all reasonable attorneys' fees.

     8.6  Nonwaiver; Cumulative Remedies.  No course of dealing or any delay or
          ------------------------------
failure to exercise any right hereunder on the part of the Holder and/or any Shareholder shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of the Holder or such Shareholder. No single or partial waiver by the Holder and/or any Shareholder of any provision of this Warrant or of any breach or default hereunder or of any right or remedy shall operate as a waiver of any other provision, breach, default right or remedy or of the same provision, breach, default, right or remedy on a future occasion. The rights and remedies provided in this Warrant are cumulative and are in addition to all rights and remedies which the Holder and each Shareholder may have in law or in equity or by statute or otherwise.

     8.7  Notices.  Any notice, demand or delivery to be made pursuant to this
          -------
Warrant will be sufficiently given or made if personally delivered or sent by first class mail, postage prepaid, addressed to (a) the Holder and the Shareholders at their last known addresses appearing on the books of the Company maintained for such purpose or (b) the Company at its Principal Executive Office. The Holder, the Shareholders and the Company may each designate a different address by notice to the other pursuant to this Section 8.7. A notice shall be deemed effective upon the earlier of (i) receipt or (ii) the third day after mailing in accordance with the terms of this Section 8.7.

     8.8  Successors and Assigns.  This Warrant shall be binding upon the
          ----------------------
Company and any Person succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company with respect to the shares of Series B Preferred Stock issuable upon exercise of this Warrant and the shares of Common Stock issuable upon the conversion of such shares of Series B Preferred Stock, shall survive the exercise, expiration or termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the Holder, each Shareholder and their respective successors and assigns. The company shall, at the time of exercise of this Warrant, in whole or in part, upon request of the Holder or any Shareholder but at the Company's expense, acknowledge in writing its continuing obligations hereunder with respect to rights of the Holder or such Shareholder to which it shall continue to be entitled after such exercise in accordance with the terms hereof; provided that the failure of the Holder or any Shareholder to make any such request shall not affect the continuing obligation of the Company to the Holder or such Shareholder in respect of such rights.

     8.9  Modification; Severability.
          --------------------------

          (a) If, in any action before any court or agency legally empowered to enforce any term, any term is found to be unenforceable, then such term shall be deemed modified to the extent necessary to make it enforceable by such court or agency.

          (b) If any term is not curable as set forth in subsection (a) above, the unenforceability of such term shall not affect the other provisions of this Warrant but this Warrant shall be construed as if such unenforceable term had never been contained herein.

     8.10 Integration.  This Warrant replaces all prior and contemporaneous
          -----------
agreements and supersedes all prior and contemporaneous negotiations between the parties with respect to the transactions contemplated herein and constitutes the entire agreement of the parties with respect to the transactions contemplated herein.

     8.11 Survival of Representations and Warranties.  The representations and
          ------------------------------------------
warranties of the Company in this Warrant shall survive the execution and delivery of this Warrant and the consummation of the transactions contemplated hereby, notwithstanding any investigation by the Holder or its agents.

     8.12 Amendment.  This Warrant may not be modified or amended except by
          ---------
written agreement of the Company and Holders and Shareholders holding or entitled to acquire a majority of the Warrant Shares then outstanding or issuable upon exercise of this Warrant.

     8.13 Headings.  The headings of the Articles and Sections of this Warrant
          --------
are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

     8.14 Meanings.  Whenever used in this Warrant, any noun or pronoun shall
          --------
be deemed to include both the singular and plural and to cover all genders; and the words "herein," "hereof" and "hereunder" and words of similar import shall refer to this instrument as a whole, including any amendments hereto.

     8.15 Governing Law.  This Warrant shall be governed by, and construed in
          -------------
accordance with, the laws of the State of California applicable to contracts entered into and to be performed wholly within California by California residents.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of September 15, 1994.

                                    LATITUDE COMMUNICATIONS, INC.

                                        /s/ Emil Wang
                                    By:______________________________________

                                           President & CEO
                                    Title:___________________________________

                                 EXHIBIT "A"
                                 -----------

                            NOTICE OF EXERCISE FORM
                            -----------------------

                  (To be executed only upon partial or full
                       exercise of the within Warrant)

     The undersigned registered Holder of the within Warrant hereby irrevocably exercises the within Warrant for and purchases shares of Series B Preferred Stock of Latitude Communications, Inc. and herewith makes payment therefor in the amount; of $_____, all at the price and on the terms and conditions specified in the within Warrant and requests that a certificate (or ___________ certificates in denominations of shares) for the shares of Series B Preferred Stock of Latitude Communications, Inc. hereby purchased be issued in the name of and delivered to (choose one) (a) the undersigned or (b) [NAME], whose address is _________________________________________________________________________
and, if such shares of Series B Preferred Stock shall not include all the shares of Series B Preferred Stock issuable as provided in the within Warrant, that a new Warrant of like tenor for the number of shares of Series B Preferred Stock of Latitude Communications, Inc. not being purchased hereunder be issued in the name of and delivered to (choose one) (a) the undersigned or (b) [NAME], whose address is ______________________________________________________.

Dated:  ____________________________________________, 199__

Signature Guaranteed


                                    ________________________________________

                                    ________________________________________

                                    By:_____________________________________
                                         (Signature of Registered Holder)

                                    Title:__________________________________

NOTICE: The signature to this Notice of Exercise must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

          The signature to this Notice of Exercise must be guaranteed by a commercial bank or trust company in the United States or a member firm of the New York Stock Exchange.

                                  EXHIBIT "B"
                                  -----------

                     INVESTMENT REPRESENTATION CERTIFICATE
                     -------------------------------------

Purchaser:

Company:   Latitude Communications, Inc.

Security:  Series B Preferred Stock

Amount:

Date:

     In connection with the purchase of the above-listed securities (the

"Securities"), the undersigned (the "Purchaser") represents to the Company as
-----------                          ---------
follows:

     (a) The Purchaser is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Purchaser is purchasing the Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities
                                                                     ----------
Act");
---

     (b) The Purchaser understands that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefor, which exemption depends upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein. In this connection, the Purchaser understands that, In the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if
             ---
the Purchaser's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deterred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future;

     (c) The Purchaser further understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, the Purchaser understands that the Company is under no obligation to register the Securities. In addition, the Purchaser understands that the certificate evidencing the Securities will be imprinted with the legend referred to in the Warrant under which the Securities are being purchased;

     (d) The Purchaser is aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: (i) the availability of certain public information about the Company;
(ii) the
resale occurring not less than two (2) years after the party has purchased and paid for the securities to be sold; (iii) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein;

     (e) The Purchaser further understands that at the time it wishes to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market upon which to make such a sale then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the Purchaser may be precluded from selling the Securities under Rule 144 even if the two-year minimum holding period had been satisfied;

     (f) The Purchaser further understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding; the fact that Rule 144 is not exclusive, the staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk; and

     (g) The Purchaser is an "accredited investor" as defined in Regulation D as promulgated by the SEC.

Date:  _________________________, 199___

                                        PURCHASER:

                                      ______________________________________

                                  EXHIBIT "C"
                                  -----------

                                ASSIGNMENT FORM
                                ---------------

                        (To be executed only upon the
                      assignment of the within Warrant)

     FOR VALUE RECEIVED, the undersigned registered Folder of the within Warrant hereby sells, assigns and transfers unto _______ whose address is ___________ ________ all of the rights of the undersigned under the within Warrant, with respect to ____________________ shares of Series B Preferred Stock of Latitude Communications, Inc. and, if such shares of Series B Preferred Stock shall not include all the shares of Series B Preferred Stock issuable as provided in the within Warrant, that a new Warrant of like tenor for the number of shares of Series B Preferred Stock of Latitude Communications, Inc. not being transferred hereunder be issued in the name of and delivered to the undersigned, and does hereby irrevocably constitute and appoint ______________________________________
attorney to register such transfer on the books of Latitude Communications, Inc. maintained for the purpose, with full power of substitution in the premises.

Dated:  ____________________________________________, 199__

Signature Guaranteed


                                    ________________________________________

                                    ________________________________________

                                    By:_____________________________________
                                         (Signature of Registered Holder)

                                    Title:__________________________________

NOTICE: The signature to this Assignment must correspond with the name upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

          The signature to this Notice of Assignment must be guaranteed by a commercial bank or trust company in the United States or a member firm of the New York Stock Exchange.

                                 EXHIBIT "D"
                                 -----------

                   OUTSTANDING OPTIONS AND PREEMPTIVE RIGHTS
                   -----------------------------------------

                          (Sections 7.1(c) and 7.1(d))

                            [Exhibit not provided]

                                  EXHIBIT "E"
                                  -----------

                                RIGHTS AGREEMENT
                                ----------------
                                  (Article I)

                         LATITUDE COMMUNICATIONS, INC.



                             AMENDED AND RESTATED

                         REGISTRATION RIGHTS AGREEMENT



                                 June 1, 1994

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
1.  Termination of Prior Rights............................................   1

2.  Registration...........................................................   2

       2.1  Definitions....................................................   2
       2.2  Required Registration..........................................   3
       2.3  Registration Procedures........................................   3
       2.4  Limitations on Required Registrations..........................   4
       2.5  Incidental Registration........................................   5
       2.6  Limitations on Incidental Registration.........................   5
       2.7  Designation of Underwriter.....................................   6
       2.8  Form S-3.......................................................   6
       2.9  Cooperation by Prospective Sellers.............................   7
       2.10  Expenses of Registration......................................   7
       2.11  Indemnification...............................................   8
       2.12  Rights Which May Be Granted to Subsequent Investors...........  10
       2.13  Transfer of Registration Rights...............................  11
       2.14  "Stand-off" Agreement.........................................  11

3.  Miscellaneous..........................................................  12

       3.1  Notices........................................................  12
       3.2  Modification; Waiver...........................................  12
       3.3  Entire Agreement...............................................  13
       3.4  Successors and Assigns.........................................  13
       3.5  Enforcement....................................................  13
       3.6  Execution and Counterparts.....................................  14
       3.7  Governing Law and Severability.................................  14
       3.8  Headings.......................................................  14

                             AMENDED AND RESTATED

                         REGISTRATION RIGHTS AGREEMENT


     THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of June 1, 1994, by and between Latitude Communications, Inc., a California corporation (the "Company"), and the investors listed on Schedule A attached hereto, each of which is herein referred to as an "Investor."

                                   RECITALS
                                   --------

     The Company and certain of the Investors have entered into a Series A Preferred Stock Purchase Agreement dated April 22, 1993 (the "First Series A Purchase Agreement") and the Company and another Investor have entered into a Series A Preferred Stock Purchase Agreement dated September 13, 1993 (the "Second Series A Purchase Agreement"), pursuant to both of which certain Investors (the "Series A Investors") acquired shares of the Company's Series A Preferred Stock (the "Series A Shares").

     The Company and certain other Investors (the "Warrant Investors") have entered into an Equipment Lease Agreement dated as of June 30, 1993. In connection with the Equipment Lease Agreement, the Company has issued warrants (the "Warrants") to the Warrant Investors to purchase an aggregate of 60,500 shares of the Company's Series A Preferred Stock (the "Warrant Shares").

     The Company and certain of the Investors (the "Series B Investors") are entering into a Series B Preferred Stock Purchase Agreement dated June 1, 1994 (the "Series B Purchase Agreement"), pursuant to which the Series B Investors are acquiring shares of the Company's Series B Preferred Stock (the "Series B Shares").

     The Company, the Series A Investors and the Warrant Investors have entered into the First Amended and Restated Registration Rights Agreement dated July 19, 1993 (the "Prior Rights Agreement"), and wish to amend the Prior Rights Agreement to grant the Series B Investors the registration rights provided herein.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties agree as follows:

     1.   Termination of Prior Rights.  Effective upon the execution of this
          ---------------------------
Agreement by the Company and by the holders of at least 66 2/3% of the aggregate of the Series A Shares and the Warrant Shares, the Prior Rights Agreement is hereby amended and restated to read in its entirety as set forth herein.

     2.   Registration.
          ------------

          2.1  Definitions. As used herein, the following terms, have the
               -----------
following meanings:

               (a) "Forms S-1," "S-2" and "S-3:" The forms so designated, promulgated by the Commission for registration of securities under the Securities Act of 1933, as amended (the "Securities Act"), and any forms succeeding to the functions of such forms, whether or not bearing the same designation.

               (b) "Commission:" The Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

               (c) "Holder:" A holder of Registrable Stock, provided that anyone who acquires any Registrable Stock in a distribution pursuant to a registration statement filed by the Company under the Securities Act shall not thereby be deemed to be a "Holder."

               (d) "Register," "registered" and "registration" refer to a registration effected by filing a registration statement in compliance with the Securities Act, and the declaration or ordering by the Commission of effectiveness of such registration statement.

               (e)  "Registrable Stock:"

                    (i) the shares of Common Stock issuable or issued upon conversion of the Series A Shares,

                    (ii) The shares of Common Stock issuable or issued upon conversion of the Series B Shares,

                    (iii) the shares of Common Stock issuable or issued upon conversion of the Warrant Shares (the shares of Common Stock referred to in clauses (i), (ii), (iii) and (iv) hereof are collectively referred to hereafter as the "Stock"), and

                    (iv) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned;

provided, however, that Common Stock or other securities shall only be treated
--------  -------
as Registrable Stock if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under
Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale.

          2.2  Required Registration.
               ---------------------

               (a) If the Holder or Holders of an aggregate of at least fifty percent (50%) of the Registrable Stock propose to dispose of their Registrable Stock (such Holder or Holders being herein called the "Initiating Holders"), the Initiating Holders may request the Company in writing to effect such registration, stating the number of shares of Registrable Stock to be disposed of by such Initiating Holders and the intended method of disposition, including, but not limited to, registration on Form S-1. Upon receipt of such request, the Company shall give prompt written notice thereof to all other Holders, whereupon such other Holders shall give written notice to the Company within 20 days after the date of the Company's notice (the "Notice Period") if they propose to dispose of any shares of Registrable Stock pursuant to such registration, stating the number of shares of Registrable Stock to be disposed of by such Holder or Holders and the intended method of disposition.

               (b) The Company will use its best efforts to effect promptly after the Notice Period the registration under the Securities Act of all shares of Registrable Stock specified in the requests of the Initiating Holders and the requests of the other Holders subject, however, to the limitations set forth in
Section 2.4.

          2.3  Registration Procedures.  Whenever the Company is required by
               -----------------------
the provisions of this Section 2 to use its best efforts to effect promptly the registration of shares of Registrable Stock, the Company will:

               (a) prepare and file with the Commission a registration statement with respect to such shares and use its best efforts to cause such registration statement to become and remain effective as provided herein;

               (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and current and to comply with the provisions of the Securities Act with respect to the disposition of all shares covered by such registration statement, including such amendments and supplements as may be necessary to reflect the intended method of disposition from time to time of the prospective seller or sellers of such shares, but for no longer than one hundred twenty (120) days subsequent to the effective date of such registration in the case of a registration statement on Form S-1 or S-2 and for no longer than ninety (90) days in the case of a registration statement on Form S-3;

               (c) furnish to each prospective seller such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the public sale or other disposition of the shares owned by such seller;

               (d) use its best efforts to register or qualify the shares covered by such registration statement under such other securities or blue sky or other applicable laws of such jurisdiction within the United States as each prospective seller shall reasonably request, to enable such seller to consummate the public sale or other disposition in such jurisdictions of the shares owned by such seller; provided, however, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not at the time so qualified or to take any action which would subject it to service of process in suits other than those arising out of the offer or sale of the Registrable Stock covered by such registration statement in any jurisdiction where it is not at the time so subject; and

               (e) furnish to each prospective seller, to the extent requested by such seller, a signed counterpart, addressed to the prospective sellers, of
(i) an opinion of counsel for the Company, dated the closing date of the sale of the applicable Registrable Stock, and (ii) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the "comfort" letter) with respect to events subsequent to the date of the financial statements, as are customarily covered in opinions of issuer's counsel and in "comfort" letters delivered to the underwriters in underwritten public offerings of securities.

          2.4  Limitations on Required Registrations.
               -------------------------------------

               (a) The Company shall not be required to effect more than two registrations pursuant to Section 2.2. The Company shall not be required to effect any registration unless the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $2,000,000.

               (b) The Company shall not be required to cause a registration requested pursuant to Section 2.2 to become effective prior to the earlier of
(i) four years after the date of the first closing under the First Series A Purchase Agreement or (ii) six (6) months after the Company's initial registration with the Commission (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Commission is applicable).

               (c) The Company shall not register securities for sale for its own account or for the account of holders of securities other than Registrable Stock in any registration requested pursuant to Section 2.2 without the written consent of Initiating Holders who hold at least 51% of the Registrable Stock as to which registration has been requested, unless such securities are entitled to be included in such registration only to the extent that the inclusion of such securities will not diminish the amount of Registrable Stock included in such registration or otherwise materially and adversely affect the right of the Initiating Holders to have their Registrable Securities registered. The Company may not cause any other registration of securities for sale for its own account (other than a transaction to which Rule 145 of the Commission is applicable or a registration effected solely to implement an employee benefit plan) to be initiated after a registration requested pursuant to Section 2.2 and to become effective less than 90 days after the effective date of any registration requested pursuant to Section 2.2.

               (d) Whenever a requested registration is for an underwritten offering, only shares which are to be included in the underwriting may be included in the registration. Notwithstanding the provisions of Sections 2.2(b) and 2.4(c), if the underwriter determines that

(i) marketing factors require a limitation of the total number of shares to be underwritten, or (ii) the offering price per share would be reduced by the inclusion of the shares of the Company or others, then the number of shares to be included in the registration and underwriting shall first be allocated among all Holders who indicated to the Company their decision to distribute any of their Registrable Stock through such underwriting, in proportion, as nearly as practicable, to the respective numbers of shares of Registrable Stock owned by such Holders at the time of filing the registration statement, then, if any, to the Company and others. No stock excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If the Company disapproves of any such underwriting, the Company may elect to withdraw therefrom by written notice to the Initiating Holders and the underwriter. The securities so withdrawn from such underwriting shall also be withdrawn from such registration.

               (e) If at the time of any request to register Registrable Stock pursuant to Section 2.2 hereof, the Company is engaged, or has fixed plans to engage within 90 days of the time of the request, in a registered public offering as to which the Holders may include Registrable Stock pursuant to
Section 2.5 hereof or the Company is engaged in any other activity which, in the good faith determination of the Board, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of 120 days from the effective date of such offering, or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any 12-month period while the rights set forth in Section 2.2 are in effect.

               2.5  Incidental Registration. If the Company at any time proposes
                    -----------------------
to register any of its Common Stock under the Securities Act (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Commission is applicable), it will each such time give written notice to all Holders of its intention so to do. Upon the written request of a Holder or Holders given within 20 days after receipt of any such notice (stating the number of shares of Registrable Stock to be disposed of by such Holder or Holders and the intended method of disposition), the Company will use its best efforts to cause all such shares intended to be disposed of, which the Holders shall have requested registration thereof, to be registered under the Securities Act so as to permit the disposition (in accordance with the methods in said request) by such Holder or Holders of the shares so registered, subject, however, to the limitations set forth in Section 2.6.

               2.6  Limitations on Incidental Registration. If the registration
                    --------------------------------------
of which the Company gives notice pursuant to Section 2.5 is for an underwritten offering, only securities which are to be included in the underwriting may be included in the registration. Notwithstanding any provision of Section 2.5, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude or otherwise limit the number of shares, including Registrable Stock, requested to be included in the registration and underwriting to a number of shares not less than twenty percent (20%) of the aggregate number of shares to be disposed of in the registration and underwriting, unless the registration is for an initial public offering (in which case the percentage may be less). The Company shall so advise all Holders of any limitation (except those Holders who have not indicated to the

Company their decision to distribute any of their Registrable Stock through such underwriting), and the number of shares, including Registrable Stock, that may be included in the registration and underwriting shall be allocated among the selling shareholders in proportion, as nearly as practicable, to the respective amounts of securities, including Registrable Stock, owned by such Holders and other selling shareholders entitled to be included therein at the time of filing the registration statement, in accordance with Section 2.12(a). No Registrable Stock excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder disapproves of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Stock and/or other securities so withdrawn from such underwriting shall also be withdrawn from such registration.

               The registration rights granted under Sections 2.2, 2.5 and 2.8 shall terminate as to any Holder or permissible transferee or assignee of such rights if such person (a) holds one percent (1%) or less of the outstanding shares of Common Stock of the Company (on an as-converted basis) and (b) is permitted to sell all of the Registrable Stock held by him or her in a single transaction to the public pursuant to Rule 144.

          2.7  Designation of Underwriter.
               --------------------------

               (a)  In the case of any registration effected pursuant to Section
2.2 or Section 2.8, a majority in interest of the requesting Holders shall have the right to designate the managing underwriter in any underwritten offering, which underwriter shall be reasonably acceptable to the Company.

               (b) In the case of any registration initiated by the Company, the Company shall have the right to designate the managing underwriter in any underwritten offering.

          2.8  Form S-3.  The Company shall register its Common Stock under
               --------
the Securities Exchange Act of 1934, as amended, as promptly as reasonably practicable following the effective date of the first registration of any securities of the Company on Form S-1 and the Company shall thereafter effect all qualifications and compliances as would permit or facilitate the sale and distribution of its stock on Form S-3, to the extent available. After the Company has qualified for the use of Form S-3, the Holders shall have the right to request an unlimited number of registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Stock to be disposed of and the intended method of disposition) except that the Company (a) shall not be required to effect more than one registration pursuant to this
Section 2.8 in any six-month period, and (b) shall not be required to effect a registration pursuant to this Section 2.8 unless the Holder or Holders requesting registration hold an aggregate of at least thirty percent (30%) of the Registrable Stock then outstanding and propose to dispose of shares of Registrable Stock having an aggregate expected public offering price (before deduction of underwriting discounts and expenses of sale) of at least $500,000.

               The Company shall give notice to all Holders of the receipt of a request for registration pursuant to this Section 2.8 and shall provide a reasonable opportunity for other

Holders to participate in the registration, provided that if the registration is for an underwritten offering, the terms of Section 2.4(d) shall apply to all participants in such offering. Subject to the foregoing, the Company will use its best efforts to effect promptly the registration of all shares of Registrable Stock on Form S-3 to the extent requested by the Holder or Holders thereof.

          2.9  Cooperation by Prospective Sellers.
               ----------------------------------

               (a) Each prospective seller of Registrable Stock, and each underwriter designated by each such seller, will furnish to the Company such information as the Company may reasonably require from such seller or underwriter in connection with the registration statement (and the prospectus included therein).

               (b) Failure of a prospective seller of Registrable Stock to furnish the information and agreements described in this Section 2 shall not affect the obligations of the Company under this Section 2 to the remaining sellers who furnish such information and agreements unless, in the reasonable opinion of counsel to the Company or the underwriters, such failure impairs or may impair the viability of the offering or the legality of the registration statement or the underlying offering.

               (c) The Holders holding shares included in the registration statement will not (until further notice) effect sales thereof after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a registration statement or prospectus but the obligations of the Company with respect to maintaining any registration statement current and effective shall be extended by a period of days equal to the period such suspension is in effect unless (i) such extension would result in the Company's inability to use the financial statements in the registration statement initially filed pursuant to the Holder or Holders' request and (ii) such correction or update did not result from the Company's acts or failures to act.

               At the end of the period during which the Company is obligated to keep the registration statement current and effective as described in Section 2.3(b) (and any extensions thereof required by the preceding sentence), the Holders holding shares included in the registration statement shall discontinue sales of shares pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such registration statement which remain unsold, and such Holders shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

          2.10 Expenses of Registration.  All expenses incurred in effecting
               ------------------------
any registration pursuant to this Section 2 including, without limitation, all registration and filing fees, printing expenses, expenses of compliance with blue sky laws, fees and disbursements of counsel for the Company and expenses of any audits incidental to or required by any such registration, shall be borne by the Company, except that (a) all expenses, fees and disbursements of any counsel retained by the Holders and all underwriting discounts and commissions shall be borne by the Holders holding the securities registered pursuant to such registration, according to the quantity of the securities so registered; (b) the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 2.2, provided however, that if immediately prior to the time of such withdrawal, the Holders have learned of a materially adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 2.2; and (c) the Company shall not be required to pay any expenses associated with any registration of Registrable Stock requested by Holders pursuant to Section 2.8.

          2.11  Indemnification.
                ---------------

                (a) To the extent permitted by law, the Company will indemnify each Holder requesting or joining in a registration, each agent, officer and director of such Holders, each person controlling such Holder and each underwriter and selling broker of the securities so registered (collectively, "Indemnitees") against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances in which they were made, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Indemnitee, promptly and on a current basis from time to time, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided, however, that the Company will not be liable in
                     --------  -------
any such case to the extent that any such claim, loss, damage or liability is caused by any untrue statement or omission so made in strict conformity with written information furnished to the Company by an instrument duly executed by such Indemnitees and stated to be specifically for use therein and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the amended prospectus filed with the Commission pursuant to Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any underwriter, or any Indemnitee if there is no underwriter, if a copy of the Final Prospectus was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act; provided, further, that this indemnity shall not be deemed to relieve any underwriter of any of its due diligence obligations; provided, further, that the indemnity agreement contained in this Section 2.11(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld.

               (b) To the extent permitted by law, each Holder requesting or joining in a registration and each underwriter of the securities so registered will indemnify the Company and its officers and directors and each other Holder and each person, if any, who controls any thereof within the meaning of Section 15 of the Securities Act and their respective successors against all claims, losses, damages and liabilities or actions in respect thereof arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances in which they were made and will reimburse, promptly and on a current basis from time to time, the Company and each other person indemnified pursuant to this Section 2.11(b) for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided, however, that this Section 2.11(b) shall apply only if (and
        --------  -------
only to the extent that) such statement or omission was made in reliance upon and in strict conformity with written information (including, without limitation, written negative responses to inquiries) furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specifically for use in such prospectus, offering circular or other document (or related registration statement, notification or the like) or any amendment or supplement thereto and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended Prospectus on file with the Commission at the time the registration statement becomes effective or in the Final Prospectus, such indemnity agreement by a Holder other than an underwriter shall not inure to the benefit of (i) the Company and (ii) any underwriter or any Holder, if there is no underwriter, if a copy of the Final Prospectus was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act; provided, further, that this indemnity shall not be
                       --------  -------
deemed to relieve any underwriter of any of its due diligence obligations; provided, further, that the indemnity agreement contained in this Section
--------  -------
2.11(b) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Holder or underwriter, as the case may be, which consent shall not be unreasonably withheld, and provided, further, that the obligations of such
                           --------  -------
Holders shall be limited to an amount equal to the proceeds to each such Holder from the sale of Registrable Stock as contemplated herein, unless such claim, loss, damage, liability or action resulted from such Holder's fraudulent misconduct.

               (c) Each party entitled to indemnification hereunder (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party (at its expense) to assume the defense of any claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be satisfactory to the Indemnified Party, and the Indemnified Party may participate in such defense at such party's expense, and provided, further, that
                                                         --------  -------
the omission by any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.11 except to the extent that the omission results in a failure of actual notice to the Indemnifying Party and such Indemnifying Party is damaged solely as a result of the failure to give notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                (d) The reimbursement required by this Section 2.11 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

                (e) The obligations under this Section 2.11 shall survive the redemption and conversion, if any, of the Series A Preferred Stock or Series B Preferred Stock, the completion of any offering of Registrable Stock in a registration statement under this Section 2, or otherwise.

          2.12  Rights Which May Be Granted to Subsequent Investors.
                ---------------------------------------------------

                (a) Within the limitations prescribed by this Section 2.12(a), but not otherwise, the Company may grant to subsequent investors in the Company rights of incidental registration (such as those provided in Section 2.5). Such rights may only pertain to shares of Common Stock, including shares of Common Stock into which any other securities may be converted. Such rights may be granted with respect to (i) registrations actually requested by Initiating Holders pursuant to Section 2.2, but only in respect of that portion of any such registration as remains after inclusion of all Registrable Stock requested by Holders and (ii) registrations initiated by the Company, but only in respect of that portion of such registration as is available under the limitations set forth in Section 2.6 (which limitations shall apply to all Holders) and such rights shall be limited in all cases to sharing in the available portion of the registration in question with Holders, such sharing to be based on the number of shares of Common Stock held by the respective Holders and held by such other investors, plus the number of shares of Common Stock into which other securities held by the Holders and such other investors are convertible, which are entitled to registration rights. With respect to registrations which are for underwritten public offerings, "available portion" shall mean the portion of the underwritten shares which is available as specified in clauses (i) and (ii) of the third sentence of this Section 2.12(a). Shares not included in such underwriting shall not be registered.

          (b) The Company may not grant to subsequent investors in the Company rights of registration upon request (such as those provided in Section 2.2) unless (i) such rights are limited to shares of Common Stock, (ii) all Holders are given enforceable contractual rights to participate in registrations requested by such subsequent investors (the right of priority of registration being pro rata as between subsequent investors and Holders), where such participation is on a pro rata basis between subsequent investors and Holders,
(iii) subject to the limitations described in the final three sentences of
Section 2.12(a), such rights shall not become effective prior to 90 days after the effective date of the first registration by the Company pursuant to Section
2.2 and (iv) such rights shall not be more favorable than those granted to the Holders.

          2.13 Transfer of Registration Rights.    The registration rights
               -------------------------------
granted to each Investor under this Section 2 may be transferred only:

               (a) to a transferee who shall acquire not less than 50,000 shares of Series A Preferred Stock, Series B Preferred Stock or Registrable Stock (as adjusted for Recapitalization Events); or

               (b) in connection with the distribution by an Investor of Series A Preferred Stock, Series B Preferred Stock or Registrable Stock to the beneficial owners (including, without limitation, to partners of a general or limited partnership, shareholders of a corporation and beneficiaries of a trust) of securities of the Investor.

                    The registration rights may only be transferred if the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and only if immediately following such transfer the further disposition of the applicable securities by the transferee or assignee is restricted under the Securities Act. Notwithstanding any provision of this Section 2.13, the registration rights granted to each Investor under this Section 2 may not be assigned to any person or entity which, in the Company's reasonable judgment, is a competitor of the Company.

          2.14 "Stand-off" Agreement.    In consideration for the Company
               ---------------------
performing its obligations under this Section 2 each Investor agrees for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company (upon request of the Company or of the underwriters managing any underwritten offering of the Company's securities) not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Stock, other than shares of Registrable Stock included in the registration, without the prior written consent of the Company or such underwriters, as the case may be, provided, however, that all
                                                  --------  -------
officers and directors of the Company and each holder of more than 5% of the outstanding Common Stock shall have entered into similar agreements.

     3.  Miscellaneous.
         -------------

          3.1  Notices.    All notices, requests, consents and other
               -------
communications herein (except as stated in the last sentence of this Section 3.1) shall be in writing and shall be mailed by first-class or certified mail, postage prepaid, or personally delivered, as follows:

               (a)  If to the Company:

                    Latitude Communications, Inc.
                    4001 Burton Drive
                    Santa Clara, CA 95054

                    with a copy to:

                    Mr. Mark A. Medearis
                    Venture Law Group
                    2800 Sand Hill Road
                    Menlo Park, CA 94025

               (b)  If to the Investors:

                    at their respective addresses set forth
                    on Schedule A hereto
                       ----------

                    with a copy to:

                    Mr. Allen L. Morgan
                    Wilson, Sonsini, Goodrich & Rosati
                    Professional Corporation
                    650 Page Mill Road
                    Palo Alto, CA 94304-1050

or such other addresses as each of the parties hereto may provide from time to time in writing to the other parties. For purposes of computing the time periods set forth herein, the date of mailing shall be deemed to be the delivery date.

          3.2  Modification; Waiver.    Neither this Agreement nor any provision
               --------------------
hereof may be changed, waived, discharged or terminated orally or in writing, except that any provision of this Agreement may be amended and the observance of any such provision may be waived (either generally or in a particular instance and either retroactively or prospectively) with (but only with) the written consent of (a) the Company, and (b) the Holders of at least 66-2/3% of the Registrable Stock (assuming the exercise and/or conversion of all exercisable or convertible securities). Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of Registrable Securities, and the Company. In the event that an underwriting agreement is entered into between the Company and any Holder, and such underwriting agreement contains terms differing from this Agreement, as to any such Holder the terms of such underwriting agreement shall govern.

          3.3  Entire Agreement.    This Agreement contains the entire agreement
               ----------------
between the parties with respect to the transactions contemplated hereby, and supersedes all negotiations, agreements, representations, warranties, commitments, whether in writing or oral, prior to the date hereof.

          3.4  Successors and Assigns.    Subject to Section 2.13, all of the
               ----------------------
terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

          3.5  Enforcement.
               -----------

               (a) Remedies at Law or in Equity. If the Company shall default in
                   ----------------------------
any of its obligations under this Agreement or if any representation or warranty made by or on behalf of the Company in this Agreement or in any certificate, report or other instrument delivered under or pursuant to any term hereof shall be untrue or misleading in any material respect as of the date of this Agreement or as of the date it was made, furnished or delivered, each Investor may proceed to protect and enforce its rights by suit in equity or action at law, whether for the specific performance of any term contained in this Agreement, the Company's Articles or for an injunction against the breach of any such term or in furtherance of the exercise of any power granted in this Agreement or the Company's Articles, or to enforce any other legal or equitable right of such Investor or to take any one or more of such actions. In the event any Investor brings such an action against the Company, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement or the Company's Articles, including without limitation such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all reasonable fees, costs and expenses of appeals.

               (b) Remedies Cumulative; Waiver.  No remedy referred to herein is
                   ---------------------------
intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to each Investor at law or in equity. No express or implied waiver by any Investor of any default shall be a waiver of any future or subsequent default. The failure or delay of each Investor in exercising any rights granted it hereunder shall not constitute a waiver of any such right and any single or partial exercise of any particular right by any Investor shall not exhaust the same or constitute a waiver of any other right provided herein.

          3.6  Execution and Counterparts.    This Agreement may be executed in
               --------------------------
any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. Each party shall receive a duplicate original of the counterpart copy or copies executed by it and by the Company.

          3.7  Governing Law and Severability.    This Agreement shall be
               ------------------------------
governed by the laws of the State of California as applied to agreements entered into and to be performed entirely within California. In the event any provision of this Agreement or the application of any such provision to any part shall be held by a court of competent jurisdiction to be contrary to law, the remaining provisions of this Agreement shall remain in full force and effect.

          3.8  Headings.    The descriptive headings of the Sections hereof are
               --------
inserted for convenience only and do not constitute a part of this Agreement.

                                   AMENDED AND RESTATED REGISTRATION RIGHTS AGT.



          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                           LATITUDE COMMUNICATIONS, INC.


                                           By:    /s/ Emil Wang
                                                  ----------------------------

                                           Title: PRESIDENT & CEO
                                                  ----------------------------


                                           "INVESTOR"



                                           ___________________________________

                                           By:    ____________________________

                                           Title: _____________________________

                                   AMENDED AND RESTATED REGISTRATION RIGHTS AGT.



          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                           LATITUDE COMMUNICATIONS, INC.


                                           By:    _____________________________

                                           Title: _____________________________


                                           "INVESTOR"

                                            MAYFEILD ASSOCIATES FUND II
                                            MAYFIELD VII
                                           -----------------------------------
                                           By:     /s/ Kevin A. Fong
                                                  -----------------------------

                                           Title: _____________________________

                                  AMENDED AND RESTATED REGISTRATION RIGHTS AGT.



          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                           LATITUDE COMMUNICATIONS, INC.


                                           By:
                                               _____________________________

                                           Title: _____________________________


                                           "INVESTOR"


                                           MENLO VENTURES IV, L.P.
                                           By: MV Management IV, L.P
                                           its General Partner
                                           ------------------------------------
                                           By:      /s/ Thomas H. Bredt
                                                  -----------------------------
                                           Title: General Partner
                                                  -----------------------------

                                   AMENDED AND RESTATED REGISTRATION RIGHTS AGT.



          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                           LATITUDE COMMUNICATIONS, INC.


                                           By:    _____________________________

                                           Title: _____________________________


                                           "INVESTOR"


                                           Aspect Telecommunications Corporation
                                           ------------------------------------
                                           By:     /s/ William R. Hahn
                                                  -----------------------------

                                           Title:    CEO
                                                  -----------------------------

                                   AMENDED AND RESTATED REGISTRATION RIGHTS AGT.



          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                           LATITUDE COMMUNICATIONS, INC.


                                           By:    _____________________________

                                           Title: _____________________________


                                           "INVESTOR"


                                            VLG Investments
                                           -----------------------------------
                                           By:      /s/ Mark A. Medearis
                                                  -----------------------------
                                           Title:  Partner
                                                  -----------------------------

                                   AMENDED AND RESTATED REGISTRATION RIGHTS AGT.



          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                           LATITUDE COMMUNICATIONS, INC.


                                           By:    _____________________________

                                           Title: _____________________________


                                           "INVESTOR"



                                             /s/ Craig W. Johnson
                                           ------------------------------------
                                           By:     /s/ Mark A. Medearis
                                                  -----------------------------
                                           Title:  Attorney-in-Fact
                                                  -----------------------------

                                   AMENDED AND RESTATED REGISTRATION RIGHTS AGT.



          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                           LATITUDE COMMUNICATIONS, INC.


                                           By:    _____________________________

                                           Title: _____________________________


                                           "INVESTOR"

                                           MARK A. MEDEARIS AND KATHRYN
                                           H.MEDEARIS, TRUSTEES OF THE MEDEARIS
                                           FAMILY TRUST U/D/T DATED MARCH 18,
                                           1992
                                           ------------------------------------
                                           By:     /s/ Mark A. Medearis
                                                  -----------------------------

                                           Title: _____________________________

                                   AMENDED AND RESTATED REGISTRATION RIGHTS AGT.



          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                           LATITUDE COMMUNICATIONS, INC.


                                           By:    _____________________________

                                           Title: _____________________________


                                           "INVESTOR"



                                            /s/ James L. Patterson
                                           ------------------------------------
                                           By:     /s/ JAMES L. PATTERSON
                                                  -----------------------------

                                           Title: _____________________________

                                   AMENDED AND RESTATED REGISTRATION RIGHTS AGT.



          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                           LATITUDE COMMUNICATIONS, INC.


                                           By:    _____________________________

                                           Title: _____________________________


                                           "INVESTOR"


                                                     CANAAN VENTURES II
                                                    LIMITED PARTNERSHIP

                                           By:    Canaan Venture Partners II L.P

                                           By:   /s/ [SIGNATURE]
                                              ----------------------------------
                                                       General Partner

                                   AMENDED AND RESTATED REGISTRATION RIGHTS AGT.



          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                           LATITUDE COMMUNICATIONS, INC.


                                           By:    _____________________________

                                           Title: _____________________________


                                           "INVESTOR"



                                                   CANAAN VENTURES II
                                                     OFFSHORE C.V.

                                           By: Canaan Venture Partners II L.P.

                                           By: /s/ [SIGNATURE]
                                               -----------------------------
                                                        General Partner

                                   AMENDED AND RESTATED REGISTRATION RIGHTS AGT.



          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                           LATITUDE COMMUNICATIONS, INC.


                                           By:    _____________________________

                                           Title: _____________________________


                                           "INVESTOR"



                                           ___________________________________

                                           By:    /s/ W. Ferrell Sanders
                                                  -----------------------------
                                                    GENERAL PARTNER OF
                                           Title: AMC PARTNERS 89 L.P. THE
                                                  -----------------------------
                                           GENERAL PARTNER OF : ASSET MANAGEMENT
                                           ASSOCIATES 1989, L.P.

                                  AMENDED AND RESTATED REGISTRATION RIGHTS AGT.



          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                           LATITUDE COMMUNICATIONS, INC.


                                           By:    _____________________________

                                           Title: _____________________________


                                           "INVESTOR"



                                            Stanford University
                                           -----------------------------------
                                           By:     /s/ Carol Glimer
                                                  -----------------------------
                                                   CAROL GLIMER
                                                   ASSISTANT SECRETARY
                                           Title: -----------------------------
                                                   THE BOARD OF TRUSTEES OF THE
                                                   STANFORD JUNIOR UNIVERSITY

                                  SCHEDULE A
                                  ----------

                                 Number of Shares       Number of Shares       Number of Shares of
                                      of               Series A Preferred             of
                                Series A Preferred      Stock Subject to       Series B Preferred
Name and Address                     Stock                  Warrants                 Stock
----------------------------    ------------------     -------------------     ------------------
Mayfield VII                             1,671,250                                      1,007,576
2200 Sand Hill Road
Menlo Park, CA  94025
Attn:  Kevin A. Fong

Mayfield Associates Fund II                 78,750                                         53,030
2200 Sand Hill Road
Menlo Park, CA  94025
Attn:  Kevin A. Fong

Menlo Ventures IV, L.P.                  1,250,000                                        757,576
3000 Sand Hill Road
Building 4, Suite 100
Menlo Park, CA  94025
Attn:  Thomas H. Bredt

Aspect Telecommunications                   50,000                                         36,364
Corporation
1730 Fox Drive
San Jose, CA  95131
Attn:  James R. Carreker

Robert R. Maxfield, Trustee                 25,000
Under Agreement Dated
12/14/87, As Amended
12930 Saratoga Avenue
Suite B-3
Saratoga, CA  95070

VLG Investments 1993                        20,000                                          4,365
2800 Sand Hill Road
Menlo Park, CA  94025
Attn:  Mark A. Medearis

Mark A. Medearis and                         2,500                                            545
Kathryn H. Medearis,
Trustees of the Medearis
Family Trust U/D/T dated
March 18, 1992
527 Tennyson
Palo Alto, CA  94301

Craig W. Johnson                             2,500                                            545
c/o Venture Law Group
2800 Sand Hill Road
Menlo Park, CA 94025

William E. Kirsch                                                    10,450
444 Castro Street, Suite 431
Mountain View, CA  94041

                                 Number of Shares       Number of Shares       Number of Shares of
                                      of               Series A Preferred             of
                                Series A Preferred      Stock Subject to       Series B Preferred
Name and Address                     Stock                  Warrants                 Stock
----------------------------    ------------------     -------------------     -------------------
Glen Laughlin                                                      44,000
444 Castro Street, Suite 431
Mountain View, CA  94041

Steven M. Costella, Trustee                                         6,050
of The Steven M. Costella
Trust, dated May 8, 1989
444 Castro Street, Suite 431
Mountain View, CA  94041

James Patterson                             75,000                                        20,000
115 Glen Ridge Road
Los Gatos, CA  95030

Canaan Ventures II Limited                                                               105,818
Partnership
2884 Sand Hill Road
Building 1, Suite 115
Menlo Park, CA 94025
Attention: Deepak Kamra

Canaan Ventures II Offshore                                                              166,909
Limited Partnership
2884 Sand Hill Road
Building 1, Suite 115
Menlo Park, CA 94025
Attention: Deepak Kamra

Asset Management Associates                                                              454,546
1989, L.P.
2275 East Bayshore Road,
Suite 150
Palo Alto, CA 94303
Attention:  W. Ferrell
Sanders

Stanford University                                                                       54,546
c/o Stanford Management
Attn:  Carol Gilmer
2770 Sand Hill Road
Menlo Park, CA 94025

                                  EXHIBIT "F"
                                  -----------

                         AMENDMENT TO RIGHTS AGREEMENT
                         -----------------------------
                                  (Article V)

         FIRST AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS
          -----------------------------------------------------------
                                   AGREEMENT
                                   ---------

     THIS FIRST AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the "Amendment"), dated as of September 15, 1994, is entered into by and among
      ---------
LATITUDE COMMUNICATIONS, INC., a California corporation (the "Company"), the
                                                              -------
shareholders of the Company named herein (the "Shareholders") and PHOENIX
                                               ------------
LEASING INCORPORATED, a California corporation ("Phoenix"), and is entered into
                                                 -------
with respect to the Amended and Restated Registration Rights Agreement, dated as of June 1, 1994, by and among the Company and the shareholders of the Company named therein (the "Agreement").
                    ---------

                                    RECITALS
                                    --------

     WHEREAS, Phoenix proposes to extend a credit facility (the "Credit
                                                                -------
Facility") to the Company pursuant to the Senior Loan and Security Agreement, dated as of the date hereof, by and between Phoenix and the Company (the "Loan
                                                                          ----
Agreement");
---------

     WHEREAS, the Company proposes to issue a Warrant (the "Warrant") to Phoenix
                                                            -------
to acquire shares of the Company's Series B Preferred Stock (such shares hereinafter, the "Warrant Shares"), in connection with the Credit Facility;
                  --------------

     WHEREAS, under the terms of the Warrant, the Company must grant to Phoenix with respect to the Warrant Shares the same registration rights as granted to the Shareholders under the Agreement by making Phoenix a party to the Agreement;

     WHEREAS, under Section 3.2 of the Agreement, the Company may amend the Agreement to make Phoenix a party to the Agreement with such registration rights with respect to the Warrant Shares as are granted thereunder to the Shareholders only with the written consent of the Holders, as defined in the Agreement, of at least 66-2/3% of the Registrable Stock (assuming the exercise and/or conversion of all exercisable or convertible securities), as defined in the Agreement;

     WHEREAS, Section 2.12 of the Agreement restricts the Company's ability to grant registration rights to Phoenix which are equivalent to the Shareholder's registration rights;

     WHEREAS, under Section 3.2 of the Agreement, the restrictions under Section
2.12 of the Agreement may be waived by the Holders of at least 66-2/3% of the Registrable Stock waive compliance with this section; and

     WHEREAS, in order the grant Phoenix the rights required under the Warrant, the parties hereto desire to enter into this Amendment pursuant to Section 3.2 of the Agreement;

     NOW, THEREFORE, IT IS AGREED, THAT:

     1.   Definitions. All capitalized terms used herein without definition
          -----------
shall have the meanings ascribed to them in the Agreement.

     2.   Waiver. The Shareholders, by execution and delivery of this Amendment,
          ------
waive application of Section 2.12 of the Agreement to the registration rights granted to Phoenix pursuant to this Amendment.

     3.   Amendments. The Agreement is hereby amended as follows:
          ----------

          (a) The definition of "Investors" set forth in the introductory paragraph of the Agreement is amended to include Phoenix Leasing Incorporated.

          (b) Section 2.1(d) is redesignated as Section 2.1(f).

          (c) Section 2.1(e) is redesignated as Section 2.1(g) and clause (iii) of Section 2.1(e) is amended to read as follows:

                  (iii) the shares of Common Stock issuable or issued upon conversion of the Warrant Shares or the Phoenix Warrant Shares (the shares of Common Stock referred to in clauses (i), (ii), (iii) and (iv) hereof are collectively referred to hereafter as the "Stock"), and

          (d) A new Section 2.1(d) is added to read in its entirety as follows:

                   (d) Phoenix Warrant:" the Warrant, dated as of September 15, 1994, issued by the Company to Phoenix Leasing Incorporated.

          (e) A new Section 2.1(e) is added to read in its entirety as follows:

                  (e) "Phoenix Warrant Shares:" the shares of the Company's Series B Preferred Stock issuable upon exercise of the Phoenix Warrant.

          (f) The first sentence of Section 2.13 is amended to read as follows:

          The registration fights granted to each Investor under this Section 2 may be transferred only:

                  (a) to a transferee who shall acquire not less than 50,000 shares of Series A Preferred Stock, Series B Preferred Stock or Registrable Stock (as adjusted for Recapitalization Events);

                  (b) in connection with the distribution by an Investor of Series A Preferred Stock, Series B Stock or Registrable Stock to the beneficial owners (including, without limitation, to partners of a general or limited partnership, shareholders of a corporation and beneficiaries of a trust) of securities of the Investor; or

                  (c) in the case of the Phoenix Warrant and the Series B Stock and Registrable Stock acquirable thereby, to an affiliate of Phoenix.

     4.   Phoenix. Upon the effectiveness of this Amendment, as provided in
          --------
Section 5 hereof, Phoenix agrees to be bound by all of the terms and conditions of the Agreement applicable to Holders.

     5.   Effectiveness. This Amendment shall become effective upon the
          -------------
execution hereof by (a) the Company and (b) the Holders of at least 66-2/3% of the Registrable Stock.

     6.   Effect of Amendment. Except as amended as set forth above, the
          -------------------
Agreement shall continue in full force and effect.

     7.   Counterparts. This Amendment may be signed in one or more
          --------------
counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed one and the same document.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first indicated above.

                               LATITUDE COMMUNICATIONS, INC.


                               By: /s/ Emil Wang
                                   -------------------------------
                               Title: President & CEO
                                      ----------------------------


                               MAYFIELD VII


                               By: /s/ Kevin A. Fong
                                   -------------------------------
                               Title: General Partner
                                      ----------------------------


                               MAYFIELD ASSOCIATES FUND II


                               By: /s/ Kevin A. Fong
                                   -------------------------------
                               Title: General Partner
                                      ----------------------------


                               MENLO VENTURES IV, L.P.
                               By:  MV Management IV., L.P.,
                               its General Partner

                               By: /s/ Thomas H. Bredt
                                   -------------------------------
                               Title: General Partner
                                      ----------------------------


                               ASPECT TELECOMMUNICATIONS CORPORATION


                               By: /s/ William R. Hahn
                                   -------------------------------
                               Title: Chief Financial Officer
                                      ----------------------------

                               ROBERT R. MAXFIELD, TRUSTEE UNDER
                               AGREEMENT DATED 12/14/87, AS
                               AMENDED

                               By: /s/ Robert R. Maxfield
                                   ----------------------------
                               Title: TTEE
                                      -------------------------


                               VLG INVESTMENTS 1993


                               By: /s/ Mark A. Medearis
                                   ----------------------------
                               Title: Partner
                                      -------------------------


                               MARK A. MEDEARIS AND KATHRYN H.
                               MEDEARIS, TRUSTEES OF THE
                               MEDEARIS FAMILY TRUST U/D/T DATED
                               MARCH 18, 1992


                               By: /s/ Mark A. Medearis
                                   ----------------------------
                               Title: Partner
                                      -------------------------

                                  /s/ Craig W. Johnson
                               --------------------------------
                                      CRAIG W. JOHNSON

                                  /s/ William E. Kirsch
                               --------------------------------
                                      WILLIAM E. KIRSCH

                                  /s/ Glen McLaughlin
                               --------------------------------
                                       GLEN MCLAUGHLIN

                               STEVEN M. COSTELLA, TRUSTEE OF
                               THE STEVEN M. COSTELLA TRUST,
                               DATED MAY 8, 1989


                               By:_____________________________
                               Title:__________________________

                                /s/ James Patterson
                               -----------------------------------------------
                                       JAMES PATTERSON


                               CANAAN VENTURES II LIMITED PARTNERSHIP


                               By:____________________________________________
                               Title:_________________________________________


                               CANAAN VENTURES II OFFSHORE LIMITED PARTNERSHIP


                               By:____________________________________________
                               Title:_________________________________________


                               ASSET MANAGEMENT ASSOCIATES 1989, L.P.


                               By: /s/ W. Ferrell Sanders
                                   -------------------------------------------
                               Title: General Partner of AMC Partners 89, L.P. The General Partner of Asset Management Associates 1989, L.P.


                                       STANFORD UNIVERSITY


                               By: /s/ Carol Gilmer
                                   -------------------------------------------
                               Title:
                                      ----------------------------------------

                               PHOENIX LEASING INCORPORATED


                               By: /s/ Gary Martinez
                                   -------------------------------------------
                               Title: Senior Vice President
                                      ----------------------------------------

                                  EXHIBIT "G"
                                  -----------

                          SERIES B PURCHASE AGREEMENT
                          ---------------------------
                                 (Article I)

                         LATITUDE COMMUNICATIONS, INC.

                  SERIES B PREFERRED STOCK PURCHASE AGREEMENT

                                 JUNE 1 , 1994
                                     ---

                               TABLE OF CONTENTS


                                                                          Page
                                                                          ----
1.  Purchase and Sale...................................................    1

      1.1  Authorization................................................    1
      1.2  Sale of Shares...............................................    1

2.  Closing of Purchase and Sale........................................    1

      2.1  Closing Date.................................................    1
      2.2  Transactions at the Closing..................................    1

3.  Representations and Warranties of the Company.......................    2

      3.1  Organization, Standing and Qualification.....................    2
      3.2  Capitalization...............................................    2
      3.3  Validity of Stock............................................    2
      3.4  Subsidiaries.................................................    2
      3.5  Authorization; Approvals.....................................    2
      3.6  Compliance with Other Instruments............................    3
      3.7  Agreements; Action...........................................    3
      3.8  Litigation...................................................    4
      3.9  Proprietary Information Agreements...........................    4
     3.10  Patents and Trademarks.......................................    4
     3.11  Environmental and Safety Laws................................    5
     3.12  Manufacturing and Marketing Rights...........................    5
     3.13  Related-Party Transactions...................................    5
     3.14  Business Plan................................................    6
     3.15  Real Property Holding Company................................    6
     3.16  Title to Property and Assets.................................    6
     3.17  Labor Agreements and Actions.................................    6
     3.18  Financial Statements.........................................    6
     3.19  Changes......................................................    7
     3.20  Employee Benefit Plans.......................................    7
     3.21  Tax Returns, Payments and Elections..........................    7
     3.22  Insurance....................................................    8
     3.23  Full Disclosure..............................................    8

4.  Representations, Warranties and Covenants of the Purchasers.........    8

      4.1  Authorization................................................    8
      4.2  Investment Representations...................................    8
      4.3  Investment Experience; Access to Information.................    8
      4.4  Absence of Registration......................................    9
      4.5  Restrictions on Transfer.....................................    9
      4.6  Transfer Instructions........................................   10

                               TABLE OF CONTENTS
                                  (Continued)

                                                                          PAGE
                                                                          ----
      4.7  Economic Risk................................................    10

5.  Covenants...........................................................    10

      5.1  Inspection...................................................    10
      5.2  Financial Statements.........................................    10
      5.3  Termination of Covenants.....................................    11
      5.4  Public Information...........................................    11
      5.5  Confidentiality..............................................    12
      5.6  Nondisclosure................................................    12
      5.7  Right of First Offer.........................................    12
      5.8  Vesting Schedule.............................................    13
      5.9  Offer, Sale or Grant of Securities...........................    13
      5.10 Aggregation of Stock.........................................    14

6.  Survival of Agreements..............................................    14

7.  Notices.............................................................    14

8.  Modifications; Waiver...............................................    15

9.  Entire Agreement....................................................    15

10.  Successors and Assigns.............................................    15

11.  Enforcement........................................................    15

12.  Execution and Counterparts.........................................    16

13.  Governing Law and Severability.....................................    16

14.  Headings...........................................................    16

15.  Waiver of Right of First Refusal...................................    16

16.  Expenses...........................................................    16

Schedule 1 -  Schedule of Purchasers
Exhibit A  -  Amended and Restated Articles of Incorporation
Exhibit B  -  Amended and Restated Co-Sale Agreement
Exhibit C  -  Schedule of Exceptions to Representations and Warranties
Exhibit D  -  List of Shareholders
Exhibit E  -  Form of Proprietary Information and Inventions Agreement
Exhibit F  -  Amended and Restated Registration Rights Agreement

                         LATITUDE COMMUNICATIONS, INC.

                  SERIES B PREFERRED STOCK PURCHASE AGREEMENT

     This Series B Preferred Stock Purchase Agreement is made as of June 1, 1994 by and among Latitude Communications, Inc., a California corporation (the "Company"), with offices at 4001 Burton Drive, Santa Clara, California 95054, and the purchasers identified on Schedule 1 hereto (hereinafter referred to individually as a "Purchaser" and collectively as "Purchasers").

     NOW, THEREFORE, the parties agree as follows:

     1.   Purchase and Sale.
          -----------------

          1.1  Authorization.    The Company has authorized the sale and
               -------------
issuance of up to 2,700,000 shares of its Series B Preferred Stock, having the rights, privileges and preferences as set forth in the Amended and Restated Articles of Incorporation (the "Articles") in the form attached hereto as Exhibit A.

          1.2  Sale of Shares.    Subject to the provisions of this Agreement,
               --------------
on the Closing Date (as hereinafter defined) the Company will sell to each of the Purchasers, severally and not jointly, and each of the Purchasers, severally and not jointly, will purchase from the Company, the number of shares of the Company's Series B Preferred Stock (the "Shares") set forth opposite each such Purchaser's name in Schedule 1 annexed hereto at a price per share of Two Dollars and Seventy-Five Cents ($2.75).

     2.   Closing of Purchase and Sale.
          ----------------------------

          2.1  Closing Date.    The purchase and sale of the Shares pursuant to
               ------------
Section 1 (the "Closing"), shall take place at the offices of Venture Law Group, 2800 Sand Hill Road, Menlo Park, California 94025, or at such other place as may be agreed upon by the Company and the Purchasers. The Closing shall take place at 2:00 p.m. local time on June __, 1994 or at such other time as may be agreed upon by the Company and the Purchasers (the "Closing Date").

          2.2  Transactions at the Closing.    At the Closing, the Company shall
               ---------------------------
deliver to the Purchasers a certificate or certificates for the shares of Series B Preferred Stock to be issued and sold to such Purchasers at the Closing, duly registered in each such Purchaser's name or in such other name as any of such Purchasers shall have specified in writing to the Company at least five days prior to the Closing Date, as the case may be, against payment in full by such Purchaser of the aggregate purchase price set forth opposite such Purchaser's name in Schedule 1 by delivery of a check drawn or a wire transfer of funds made to the order of "Latitude Communications, Inc." in the amount of such aggregate purchase price. At or prior to the closing, the Company, the Purchasers and Emil Wang shall enter into an Amended and Restated Co-Sale Agreement in the form attached hereto as Exhibit B (the "Co-Sale Agreement") and the Company and the Purchasers shall enter into an Amended and Restated Registration Rights Agreement in the form attached hereto as Exhibit F (the "Rights Agreement"). In addition, the fees of counsel to the Purchasers (but only up to a maximum amount of $7,500) shall be paid by the Company at the Closing. Out of pocket costs and disbursements by counsel shall be invoiced separately as soon after the closing as practicable and also paid by the Company.

     3.   Representations and Warranties of the Company. The Company represents
          ---------------------------------------------
and warrants to the Purchasers that, as of the Closing, except as set forth on the Schedule of Exceptions attached hereto as Exhibit C:

          3.1  Organization, Standing and Qualification. The Company is a
               ----------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of California, and has all requisite corporate power and authority to own its property and assets and to carry on its business as it is presently being conducted and as it is proposed to be conducted, as disclosed to the Purchasers. The nature of the Company's business and the ownership of its property do not require it currently to become qualified to do business as a foreign corporation in any state or jurisdiction.

          3.2  Capitalization.    The authorized capital stock of the Company,
               --------------
as of the Closing Date, will consist of 6,000,000 shares of Preferred Stock, par value $.001 per share, 3,300,000 shares of which have been designated Series A Preferred Stock, of which 3,175,000 shares are issued and outstanding, and 2,700,000 shares of which have been designated Series B Preferred Stock, of which no shares are issued and outstanding immediately prior to the Closing, and 10,000,000 shares of Common Stock, par value $.001 per share, of which 1,778,000 shares are issued and outstanding immediately prior to the Closing. A true and correct list of the shareholders of the Company is attached hereto as Exhibit D. Such outstanding shares of Series A Preferred Stock and of Common Stock are duly authorized and validly issued in accordance with applicable law, fully paid and non-assessable. Except for the transactions contemplated by this Agreement, there are (i) no outstanding warrants, options or rights (including preemptive rights) to subscribe for or purchase any capital stock or other securities from the Company, (ii) no voting trusts or voting agreements among, or irrevocable proxies executed by, shareholders of the Company, and (iii) no existing rights of shareholders to require the Company to register any securities of the Company or to participate with the Company in any registration by the Company of its securities. All securities of the Company have been issued in full compliance with applicable state and federal securities laws.

          3.3  Validity of Stock. The Series B Preferred Stock, when issued,
               -----------------
sold, and delivered in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable. The Common Stock issuable upon conversion of the Series B Preferred Stock when issued, sold, and delivered in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable.

          3.4  Subsidiaries. The Company does not own or control, directly or
               ------------
indirectly, any other corporation, partnership, association or business entity.

          3.5  Authorization; Approvals. All corporate action on the part of
               ------------------------
the Company and its shareholders necessary for the authorization, execution, delivery, and performance of all its obligations under this Agreement and the Rights Agreement and for the authorization, issuance, and delivery of the Series B Preferred Stock being sold under this

Agreement and of the Common Stock issuable upon conversion of the Series B Preferred Stock has been (or will be) taken prior to the Closing Date. This Agreement and the Rights Agreement, when executed and delivered by or on behalf of the Company, shall constitute valid and legally binding obligations of the Company, legally enforceable against the Company in accordance with their terms, subject as to enforcement to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights, to general equity principles and as to the indemnification provisions contained in
Section 2.11 of the Rights Agreement, as limited by applicable law. Assuming the accuracy of the representations of the Purchasers under this Agreement, the Company has obtained or will obtain prior to the Closing Date all necessary consents, authorizations, approvals and orders, and has made all registrations, qualifications, designations, declarations or filings with all federal, state, or other relevant governmental authorities required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement (the "Approvals and Filings"), unless the Approvals and Filings are not required prior to the consummation of such transactions, in which case the Company covenants to obtain the Approvals and Filings immediately after the Closing Date.

          3.6  Compliance with Other Instruments.  The Company is not in
               ---------------------------------
violation or default of any provisions of the Articles, as amended, or the Company's Bylaws or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, or of any provision of any federal or state statute, rule or regulation applicable to the Company, the violation or default of which might result in a material adverse change in the assets, condition or affairs of the Company. The execution, delivery and performance of this Agreement and the Rights Agreement and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations or any of its assets or properties.

          3.7  Agreements; Action.
               ------------------

               (a) Except for agreements explicitly contemplated hereby, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates, or any affiliate thereof.

               (b) There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or by which it is bound which may involve (i) obligations (contingent or otherwise) of, or payments to the Company in excess of, $25,000; or (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company.

               (c) The Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock; (ii) incurred any indebtedness for money borrowed or any other liabilities individually in excess of $25,000 or, in the case of indebtedness and/or liabilities individually less than $25,000, in excess of $25,000 in the aggregate; (iii) made any loans or advances to any persons, other than ordinary advances for travel expenses; or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

               (d) For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purposes of meeting the individual minimum dollar amounts of such subsections.

               (e) The Company is not a party to and is not bound by any contract, agreement or instruments, or subject to any restriction under the Articles which materially adversely affects its business as now conducted or as proposed to be conducted in the Business Plan dated April 19, 1994 (the "Business Plan"), its assets, properties or financial condition.

          3.8  Litigation. There is no action, suit, proceeding or, to the best
               ----------
of the Company's knowledge, investigation pending or currently threatened against the Company which questions the validity of this Agreement or the Rights Agreement or the right of the Company to enter into either, or to consummate the transactions contemplated hereby or thereby, or which might result, either individually or in the aggregate, in any material adverse changes in the assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company. To the best of the Company's knowledge, there are no such actions pending or threatened involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

          3.9  Proprietary Information Agreements.
               ----------------------------------

               (a) Each employee and officer of the Company has executed a Proprietary Information and Inventions Agreement in the form attached hereto as Exhibit E. The Company, after reasonable investigation, is not aware that any of its employees or officers are in violation thereof, and the Company will use its best efforts to prevent any such violation.

               (b) All agreements between the Company and its consultants are listed on the Schedule of Exceptions and a copy of each such agreement has been provided to counsel for the Purchasers. The Company, after reasonable investigation, is not aware that any of its consultants are in violation thereof, and the Company will use its best efforts to prevent any such violation.

          3.10 Patents and Trademarks. To the best of the Company's knowledge,
               ----------------------
the Company has sufficient title and ownership of all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes necessary for its business as now conducted and as proposed to be conducted as described in the Business Plan without any conflict with or infringement of the rights of others. There are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity. The Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his/her best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution nor delivery of this Agreement nor the Rights Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the best of the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated, the occurrence of which might result in a material adverse change in the assets, condition or affairs of the Company.

          3.11  Environmental and Safety Laws. To the best of the Company's
                -----------------------------
knowledge, the Company is not in violation of any applicable statute, law, or regulation relating to the environment, storage of hazardous substances or occupational health and safety, the violation of which might result in a material adverse change in the assets, conditions or affairs of the Company, and to the best of its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law, or regulation.

          3.12  Manufacturing and Marketing Rights. The Company has not
                ----------------------------------
granted rights to manufacture, produce, assemble, license, market, or sell its products to any other person, and the Company is not bound by any agreement that affects the Company's exclusive right to develop, manufacture, assemble, distribute, market, or sell its products. No supplier of components to the Company is a sole source of such components, except for those components that can be obtained from another supplier at substantially the same cost and quantities in a similar time frame.

          3.13  Related-Party Transactions.  No employee, officer, or director
                --------------------------
of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them. To the best of the Company's knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that employees, officers, or directors of the Company and members of their immediate families may own less than 1% of the stock in publicly traded companies that may compete with the Company. No member of the immediate family of any officer or director of the Company is directly or indirectly interested in any material contract with the Company.

          3.14  Business Plan.  The Business Plan has been prepared in good
                -------------
faith by the Company and the Business Plan and the representations and warranties contained in this Agreement, taken together, do not contain any untrue statement of a material fact nor do they omit to state a material fact necessary to make the statements made therein not misleading in view of the circumstances under which they were made, except that with respect to the projections contained in the Business Plan, the Company represents only that such projections were prepared in good faith and that the Company reasonably believes there is a reasonable basis for such projections.

          3.15  Real Property Holding Company.  The Company is not a real
                -----------------------------
property holding company within the meaning of Internal Revenue Code Section
897.

          3.16  Title to Property and Assets.  The Company owns its property and
                ----------------------------
assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

          3.17  Labor Agreements and Actions.  The Company is not bound by or
                ----------------------------
subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the knowledge of the Company threatened, which could have a material adverse effect on the assets, properties, financial condition, operating results, or business of the Company (as such business in presently conducted and as it is proposed to be conducted), nor is the Company aware of any labor organization activity involving its employees. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate his, her or its employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing. Subject to general principles related to wrongful termination of employees, the employment of each officer and employee of the Company is terminable at the will of the Company.

          3.18  Financial Statements.  The Company has delivered to each
                --------------------
Purchaser its audited financial statements (balance sheet and profit and loss statement, statement of shareholders' equity and statement of cashflow) at December 31, 1993 and for the fiscal year then ended and its unaudited financial statements (balance sheet and profit and loss statement) at March 31, 1994 and for the fiscal quarter then ended (the "Financial Statements"). The Financial Statements are complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated and with each other, except that the unaudited Financial

Statements do not contain notes. The Financial Statements accurately set out and describe the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject to normal year-end audit adjustments, which are not in the aggregate material. Except as set forth in the Financial Statements, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to March 31, 1994 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

          3.19  Changes.  Since the date of the most recent Financial
                -------
Statements, there has not been:

                (a) any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements except changes in the ordinary course of business which have not been, in the aggregate, materially adverse;

                (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results or business of the Company;

                (c) any waiver by the Company of a valuable right or of a material debt owed to it;

                (d) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company;

                (e) any change or amendment to a material contract or arrangement by which the Company or any of its assets or properties is bound or subject;

                (f) any material change in any compensation arrangement or agreement with any employee; or

                (g) to the Company's knowledge, any other event or condition of any character which might materially and adversely affect the assets, properties, financial condition, operating results or business of the Company.

          3.20  Employee Benefit Plans.  The Company does not have any Employee
                ----------------------
Benefit Plan as defined in the Employee Retirement Income Security Act of 1974.

          3.21  Tax Returns, Payments and Elections.  The Company has filed all
                -----------------------------------
tax returns as required by law. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended ("Code"), to be treated as a Subchapter S corporation or a collapsible corporation pursuant to Section 341(f) or Section 1362(a) of the Code, nor has it made any other elections pursuant to the Code (other than elections which relate solely to methods of accounting, depreciation or amortization) which would have a material effect on the Company, its financial condition, its business as presently conducted or proposed to be conducted or any of its properties or material assets.

          3.22  Insurance.  The Company has in full force and effect fire and
                ---------
casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed. The Company has in full force and effect products liability and errors and omissions insurance in amounts customary for companies similarly situated.

          3.23  Full Disclosure.  There is no material fact known to the Company
                ---------------
relating to the business, prospects, condition, affairs, operations or assets of the Company which may reasonably be expected to have a material adverse effect on the Company and has not been disclosed to the Purchasers in writing by the Company.

     4.   Representations, Warranties and Covenants of the Purchasers.  Each
          -----------------------------------------------------------
Purchaser severally represents and warrants that:

          4.1   Authorization.  The execution and delivery of this Agreement and
                -------------
the Rights Agreement have been duly authorized by the Purchaser and this Agreement and the Rights Agreement constitute its valid and legally binding obligations, legally enforceable against such Purchaser in accordance with their terms, subject as to enforcement to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights, to general equity principles and as to the indemnification provisions contained in Section 2.11 of the Rights Agreement, as limited by applicable law. Its principal residence or place of business is located in the state indicated on
Schedule 1.

          4.2   Investment Representations.  It is acquiring the Series B
                --------------------------
Preferred Stock purchased by it (and any Common Stock into which it may be converted) for Purchaser's own account, for investment and not with a view to, or for sale in connection with, any distribution of such Stock or any part thereof.

          4.3   Investment Experience; Access to Information.  It is (a) an
                --------------------------------------------
"accredited investor" as that term is defined in Rule 501(a) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), (b) an investor experienced in the evaluation of high technology businesses similar to the Company, (c) is able to fend for itself in the transactions contemplated by this Agreement, (d) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of this investment,
(e) has the ability to bear the economic risks of this investment, (f) has been furnished with or has had access to such information as is specified in subparagraph (b)(2) of Rule 502 promulgated under the Securities Act, (g) was not organized or reorganized for the specific purpose of acquiring the Series B Preferred Stock purchased by it (and any Common Stock into which such Series B Preferred Stock may be converted) and (h) has been afforded prior to the Closing Date the opportunity to ask questions of, and to receive answers from, the Company and to obtain any additional information, to the extent the Company has such information or could have acquired it without unreasonable effort or expense, necessary for each of the Purchasers to make an informed investment decision with respect to the purchase of the Series B Preferred Stock.

          4.4   Absence of Registration.  Each Purchaser understands that:
                -----------------------

                (a) The Series B Preferred Stock to be sold and issued hereunder (and the Common Stock into which it may be converted) has not been registered under the Securities Act on the ground that no distribution or public offering of the Preferred Stock (or the Common Stock into which it may be converted) is to be effected, and that in connection therewith the Company is relying in part on the representations of the Purchasers set forth in this
Section 4. Further, the Series B Preferred Stock (and the Common Stock into which it may be converted) is required to be held indefinitely unless it is subsequently registered under the Securities Act, or an exemption from such registration is available.

                (b) Except as provided in the Rights Agreement, the Company is under no obligation to file a registration statement with the Securities and Exchange Commission (the "Commission") with respect to the Series B Preferred Stock or the Common Stock into which the Series B Preferred Stock may be converted.

                (c) Rule 144 promulgated under the Securities Act ("Rule 144"), which provides for certain limited sales of unregistered securities, is not presently available with respect to the Series B Preferred Stock (or the Common Stock into which it may be converted), and the Company is under no obligation to make or assist in making Rule 144 available except as otherwise provided in Section 5.4.

          4.5   Restrictions on Transfer.  Each Purchaser agrees that (a) it
                ------------------------
will not offer, sell, pledge, hypothecate or otherwise dispose of the Series B Preferred Stock (or the Common Stock into which it may be converted) unless such offer, sale, pledge, hypothecation or other disposition is (i) registered under the Securities Act, or (ii) in compliance with an opinion of counsel to the Purchasers, delivered to the Company and reasonably acceptable to it, to the effect that such offer, sale, pledge, hypothecation or other disposition is exempt from registration under the Securities Act, and (b) the certificate(s) representing the Series B Preferred Stock (and any Common Stock into which it may be converted) shall bear a legend stating in substance:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION DOES NOT VIOLATE THE PROVISIONS OF SAID ACT.

          THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE
          TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN
          AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

          Upon request of a holder of Series B Preferred Stock (or the Common Stock into which it has been converted), the Company shall remove the legend set forth above from the certificates evidencing such Series B Preferred or Common Stock or issue to such holder new certificates therefor free of such legend, if with such request the Company shall have received an opinion of counsel selected by the holder and reasonably satisfactory to the Company, in form and substance reasonably satisfactory to the Company, to the effect that a transfer by said holder of such Series B Preferred Stock or Common Stock will not violate the Securities Act.

          4.6   Transfer Instructions.  Each Purchaser agrees that the Company
                ---------------------
may provide for appropriate stop transfer instructions to implement the provisions of Section 4.5 hereof.

          4.7   Economic Risk.  Each Purchaser understands that it must bear the
                -------------
economic risk of the investment represented by the purchase of Series B Preferred Stock (and any Common Stock into which it may be converted) for an indefinite period.

     5.   Covenants.
          ---------

          5.1   Inspection.  The Company covenants and agrees that, for so long
                ----------
as any Purchaser holds at least 250,000 shares of Series B Preferred Stock (or Common Stock into which it has been converted), as adjusted for stock splits, stock dividends, recapitalizations, reclassifications and similar events (together herein called "Recapitalization Events") (a "Major Purchaser") or for so long as a beneficial owner of any Purchaser (including, without limitation, partners of a general or limited partnership, shareholders of a corporation and beneficiaries of a trust) holds at least 250,000 shares of Series B Preferred Stock or Registrable Stock (as defined in the Rights Agreement) which has been distributed to it, as adjusted for Recapitalization Events (a "Substantial Beneficial Owner"), the Company will permit any authorized representatives of such Purchaser or Substantial Beneficial Owner, at its expense, to visit and inspect the Company's properties, to examine its books of accounts and records, and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by such Purchaser or Substantial Beneficial Owner; provided, that the Company shall not be required by this Section 5.1 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

          5.2   Financial Statements.  The Company will deliver:
                --------------------

                (a) to each Purchaser holding at least 250,000 shares of Series B Preferred Stock (or shares of Common Stock into which such Series B Preferred Stock has been converted) within 30 days after the end of each month following the Closing, a balance sheet of the Company as of the end of each such month and a statement of operations for such month and for the period from the beginning of the current fiscal year to the end of such month, setting forth in each case in comparative form the figures for the corresponding periods of the previous fiscal year;

                (b) to each purchaser holding more than 250,000 shares of Series B Preferred Stock (or shares of Common Stock into which such Series B Preferred Stock has been converted), within 45 days after the end of each of the first three quarters in each fiscal year of the Company, a balance sheet of the Company as of the end of each such quarter and statements of operations and of cash flows of the Company for each quarter and, in the case of the first, second and third quarterly periods, for the period from the beginning of the current fiscal year to the end of such quarter, setting forth in each case in comparative form the figures for the corresponding period of the previous fiscal year, all in reasonable detail and certified, subject to changes resulting from year-end audit adjustments, by the chief financial officer of the Company ("CFO") to the effect that such financial statements were prepared in accordance with generally accepted accounting principles applied on a basis consistent (except as otherwise disclosed therein and consented to by a majority of the Board, including the approval of the representatives on the Board elected by the holders of the Preferred Stock) with that of preceding periods, and except as otherwise stated therein, present fairly the financial position of the Company as of their date; and

                (c) to each Purchaser within 90 days after the end of each fiscal year of the Company, a balance sheet of the Company as of the end of such year and statements of operations and of cash flows of the Company for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by the opinion thereon of independent public accountants of recognized national standing which opinion shall state that such financial statements have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with that of the preceding fiscal year (except as otherwise approved by a majority of the Board), and present fairly and accurately the financial position of the Company as of their date, and that the audit by such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards.

          5.3   Termination of Covenants.  The covenants set forth in Sections
                ------------------------
5.1, 5.2, 5.6, 5.7 and 5.8 shall terminate and be of no further force or effect immediately upon consummation of the first firm commitment underwritten public offering of securities of the Company pursuant to a registration statement filed by the Company under the Securities Act, where the aggregate sales price of such securities (before deduction of underwriting discounts and expenses of sale) is not less than $10,000,000 and the price per share is not less than Seven Dollars Fifty Cents ($7.50), as adjusted for Recapitalization Events (a "Qualified Public Offering").

          5.4   Public Information.  At any time and from time to time after the
                ------------------
earlier of the close of business on such date as (i) a registration statement filed by the Company under the Securities Act becomes effective, (ii) the Company registers a class of securities under Section 12 of the Securities Exchange Act of 1934, as amended, or any federal statute or code which is a successor thereto (the "Exchange Act"), or (iii) the Company issues an offering circular meeting the requirements of Regulation A under the Securities Act, the Company shall undertake to make available to the public and the Holders (as hereinafter defined), pursuant to Rule 144, such information as is necessary to enable the Holders to make sales of Registrable Stock pursuant to that Rule. The Company shall comply with the current public information requirements of Rule 144 and shall furnish thereafter to any Holder, upon request, a written statement executed by the Company as to the steps the Company has taken to so comply.

          5.5   Confidentiality.  Any information provided pursuant to Sections
                ---------------
5.1 and 5.2 shall be used by the Purchasers or any Substantial Beneficial Owner solely in furtherance of its interests as an investor in the Company, and each Purchaser or any Substantial Beneficial Owner shall (except as otherwise required by law) use its best efforts to maintain the confidentiality of all nonpublic information of the Company obtained under said sections, provided the Company makes an appropriate designation of any such confidential information, and provided further, that the Company shall not be obligated to disclose any information, the disclosure of which it believes in good faith would be detrimental to the Company and its shareholders.

          5.6   Nondisclosure.  All employees, consultants and others at the
                -------------
Company with access to proprietary information shall sign confidentiality agreements in a form satisfactory to the Board of Directors.

          5.7   Right of First Offer.  Subject to the terms and conditions set
                --------------------
forth in this Section 5.7, the Company hereby grants to each Purchaser the right of first offer to purchase, pro rata, all or any part of New Securities (as defined in this Section 5.7) which the Company may, from time to time, propose to sell and issue. A pro rata share, for purposes of this right of first offer, is the ratio that the sum of the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock then held by such Purchaser bears to the sum of the total number of shares of Common Stock then outstanding plus the number of shares of Common Stock issuable upon conversion of the then outstanding Preferred Stock.

                (a)   Definition of "New Securities." Except as set forth below,
                      -----------------------------
"New Securities" shall mean any shares of capital stock of the Company including Common Stock and Preferred Stock, whether now authorized or not, and rights, options or warrants to purchase said shares of Common Stock or Preferred Stock, and securities of any type whatsoever that are, or may become, convertible into said shares of Common Stock or Preferred Stock. Notwithstanding the foregoing, "New Securities" does not include (i) the Series B Preferred Stock purchased under this Agreement, (ii) the Common Stock issuable upon conversion of the Series B Preferred Stock, (iii) shares of the Company's Common Stock or related options exercisable for such Common Stock issued pursuant to any arrangement approved by the Board of Directors to employees, officers and directors of, or consultants, advisors, customers or vendors to, or other persons performing services for, the Company, and (iv) shares, warrants, or options issued to equipment lessors or financial institutions solely in connection with extensions of credit to the Company on terms approved by the Board of Directors, or (v) securities issued in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise.

                (b)   Notice.  If the Company proposes to undertake or
                      ------
undertakes an issuance of New Securities, it shall provide each Purchaser an opportunity to purchase a pro rata share of New Securities by giving notice prior to the issuance of New Securities, as provided in Section 5.7(b)(i) or after the issuance of New Securities, as provided in Section 5.7(b)(ii).

                      (i) Prior to the issuance of New Securities, the Company shall give each Purchaser written notice describing the type of New Securities, and the price and terms upon which the Company proposes to issue the same. Each Purchaser shall then have thirty (30) days from the date of deemed receipt of any such notice to agree to purchase up to its pro rata share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities it thereby irrevocably commits to purchase. If the Purchasers fail to exercise the right of first offer within said thirty (30) day period, the Company shall have ninety (90) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within sixty (60) days from the date of said agreement) to sell the New Securities not elected to be purchased by Purchasers at a price and upon terms no more favorable to the purchasers of such securities than specified in the Company's notice. In the event the Company has not sold the New Securities or entered into an agreement to sell the New Securities within said ninety (90) day period (or sold and issued New Securities in accordance with the foregoing within sixty (60) days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities, without first offering such securities to each Purchaser in the manner provided in this paragraph (i).

                      (ii) If the Company has not given notice to the Purchasers prior to the issuance of New Securities as provided in Section 5.7(b)(i), then the Company shall give notice to the Purchasers within fifteen
(15) days after the issuance of New Securities. Such notice shall describe the type, price and terms of the New Securities. Each Purchaser shall have thirty
(30) days from the date of deemed receipt of such notice to elect to purchase from the Company its pro rata share of the New Securities. (The pro rata shares shall be calculated giving effect to the sale of New Securities to the Purchaser). The closing of such sale shall occur within thirty (30) days of the date of notice to the Purchaser.

                (c)   Assignment of Right.  The right of first offer hereunder
                      -------------------
is not assignable except by any Purchaser which is a corporation or partnership to any wholly-owned subsidiary or constituent partner or limited partner of such Purchaser.

                (d)   Termination of Right.  The right of first offer hereunder
                      --------------------
shall terminate upon the closing of a Qualified Public Offering.

          5.8   Vesting Schedule.  The Company covenants that any and all shares
                ----------------
of the Company's Common Stock or related options exercisable for such Common Stock issued employees, officers and directors of, or consultants, advisors, customers or vendors to, or other persons performing services for, the Company shall vest over a period of four years, vesting to begin one year from the date of grant and equally on a monthly basis during the following three years; provided, however, that a different vesting schedule may be effected if such different vesting schedule is approved by the Board of Directors.

          5.9   Offer, Sale or Grant of Securities.  The Company shall not, at
                ----------------------------------
any time or from time to time, offer, sell or grant any security, whether or not pursuant to any employee equity incentive plan, without the approval of the Board of Directors.

          5.10  Aggregation of Stock..  All Shares (or Common Stock into which
                --------------------
Shares have been converted) held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Section 5.

     6.   Survival of Agreements.  All agreements, representations and
          ----------------------
warranties contained herein or made in writing in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement (despite any investigation at any time made by the Purchasers or on their behalf) and any disposition of the Series B Preferred Stock or of the Common Stock issued upon conversion thereof. All statements contained in any certificate or other instrument executed and delivered by the Company or its duly authorized officers or representatives pursuant hereto in connection with the transactions contemplated hereby shall be deemed representations by the Company hereunder.

     7.   Notices.  All notices, requests, consents and other communications
          -------
herein (except as stated in the last sentence of this Section 7) shall be in writing and shall be mailed by first-class or certified mail, postage prepaid, or personally delivered, as follows:

                (a)   If to the Company:

                      Latitude Communications, Inc.
                      4001 Burton Drive
                      Santa Clara, CA 95054

                      with a copy to:

                      Mark A. Medearis
                      Venture Law Group
                      2800 Sand Hill Road
                      Menlo Park, California 94025

                (b)   If to the Purchasers:

                      at their respective addresses set forth on Schedule 1
                                                                 ----------
                      hereto

                      with a copy to:

                      Allen L. Morgan
                      Wilson, Sonsini, Goodrich & Rosati

                           Professional Corporation
                      650 Page Mill Road
                      Palo Alto, CA 94304-1050

or such other addresses as each of the parties hereto may provide from time to time in writing to the other parties. For purposes of computing the time periods set forth in Section 5, the date of mailing shall be deemed to be the delivery date. The financial statements and other reports required by Section 5 may be mailed by first-class regular mail.

     8.   Modifications; Waiver.  Neither this Agreement nor any provision
          ---------------------
hereof may be changed, waived, discharged or terminated orally or in writing, except that any provision of this Agreement may be amended and the observance of any such provision may be waived (either generally or in a particular instance and either retroactively or prospectively) with (but only with) the written consent of (a) the Company and (b) the holders of at least 66 2/3% of the Shares and any and all Common Stock issued upon conversion of the Shares.

     9.   Entire Agreement. This Agreement contains the entire agreement between
          ----------------
the parties with respect to the transactions contemplated hereby, and supersedes all negotiations, agreements, representations, warranties, commitments, whether in writing or oral, prior to the date hereof.

     10.  Successors and Assigns.  All of the terms of this Agreement shall be
          ----------------------
binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, except that the rights set forth in Sections 5.1 and 5.2 hereof may be assigned but only

          (a) to an assignee who shall acquire not less than 50,000 shares (as adjusted for Recapitalization Events) of Shares or Common Stock issued upon conversion thereof; or

          (b) in connection with the distribution by a Purchaser of Series B Preferred Stock or Common Stock issued upon conversion thereof to a Substantial Beneficial Owner.

     11.  Enforcement.
          -----------

               (a)   Remedies at Law or in Equity.  If the Company shall default
                     ----------------------------
in any of its obligations under this Agreement or if any representation or warranty made by or on behalf of the Company in this Agreement or in any certificate, report or other instrument delivered under or pursuant to any term hereof shall be untrue or misleading in any material respect as of the date of this Agreement or of the Closing Date or as of the date it was made, furnished or delivered, each Purchaser may proceed to protect and enforce its rights by suit in equity or action at law, whether for the specific performance of any term contained in this Agreement, the Company's Articles or for an injunction against the breach of any such term or in furtherance of the exercise of any power granted in this Agreement or the Company's Articles, or to enforce any other legal or equitable right of such Purchaser or to take any one or more of such actions. In the event any Purchaser brings such an action against the Company, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement or the Company's Articles, including without limitation such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all reasonable fees, costs and expenses of appeals.

               (b)   Remedies Cumulative; Waiver.  No remedy referred to herein
                     ---------------------------
is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to each Purchaser at law or in equity. No express or implied waiver by any Purchaser of any default shall be a waiver of any future or subsequent default. The failure or delay of each Purchaser in exercising any rights granted it hereunder shall not constitute a waiver of any such right and any single or partial exercise of any particular right by any Purchaser shall not exhaust the same or constitute a waiver of any other right provided herein.

     12.  Execution and Counterparts.  This Agreement may be executed in any
          --------------------------
number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. Each party shall receive a duplicate original of the counterpart copy or copies executed by it and by the Company.

     13.  Governing Law and Severability.  This Agreement shall be governed by
          ------------------------------
the laws of the State of California as applied to agreements entered into and to be performed entirely within California. In the event any provision of this Agreement or the application of any such provision to any party shall be held by a court of competent jurisdiction to be contrary to law, the remaining provisions of this Agreement shall remain in full force and effect.

     14.  Headings.  The descriptive headings of the Sections hereof and the
          --------
Schedule and Exhibits hereto are inserted for convenience only and do not constitute a part of this Agreement.

     15.  Waiver of Right of First Refusal.  By execution of this Agreement, the
          --------------------------------
Company and those Purchasers who were "Purchasers" under the Series A Preferred Stock Purchase Agreement dated April 22, 1993 (the "Series A Purchase Agreement") hereby waive, pursuant to Section 9 of the Series A Purchase Agreement, individually and collectively on behalf of all Purchasers (as defined therein), the rights of first offer set forth in Section 5.7 of the Series A Purchase Agreement as they pertain to the Shares and the Common Stock issuable upon conversion thereof.

     16.  Expenses.  The Company will pay (i) the reasonable fees of counsel for
          --------
the Purchasers in an amount not to exceed $7,500 and (ii) such counsel's reasonable expenses, in connection with all transactions leading up to and including the Closing.

                                              SERIES B STOCK PURCHASE AGREEMENT

         This Agreement is hereby executed as of the date first above written.

                                   LATITUDE COMMUNICATIONS, INC.




                                   By: /s/ Emil Wang
                                      ------------------------------
                                   Title:  PRESIDENT
                                          --------------------------


                                   "PURCHASER"



                                   _________________________________

                                   By: _____________________________

                                   Title: __________________________

                                              SERIES B STOCK PURCHASE AGREEMENT

         This Agreement is hereby executed as of the date first above written.

                                   LATITUDE COMMUNICATIONS, INC.




                                   By:______________________________

                                   Title: __________________________


                                   "PURCHASER"


                                   MAYFIELD ASSOCIATES FUND II

                                   MAYFIELD VII
                                   ---------------------------------

                                   By: /s/ Kevin A. Fong
                                       -----------------------------

                                   Title: __________________________

                                              SERIES B STOCK PURCHASE AGREEMENT

         This Agreement is hereby executed as of the date first above written.

                                   LATITUDE COMMUNICATIONS, INC.




                                   By:______________________________

                                   Title: __________________________


                                   "PURCHASER"




                                   MENLO VENTURES IV, L.P.
                                   By: MV Management IV, L.P.,
                                   its General Partner
                                   ---------------------------------

                                   By: /s/ Thomas H. Bredt
                                       -----------------------------

                                   Title: General Partner
                                          --------------------------

                                              SERIES B STOCK PURCHASE AGREEMENT

         This Agreement is hereby executed as of the date first above written.

                                   LATITUDE COMMUNICATIONS, INC.




                                   By:______________________________

                                   Title: __________________________


                                   "PURCHASER"


                                   ASPECT TELECOMMUNICATIONS
                                   CORPORATION


                                   _________________________________

                                   By: /s/ William R. Hahn
                                       -----------------------------


                                   Title:  CFO
                                         ---------------------------

                                              SERIES B STOCK PURCHASE AGREEMENT

         This Agreement is hereby executed as of the date first above written.

                                   LATITUDE COMMUNICATIONS, INC.




                                   By:  /s/ Emil Wang
                                       -------------------------

                                   Title:   PRESIDENT & CEO
                                          ----------------------


                                   "PURCHASER"



                                   VLG Investments
                                   -----------------------------

                                   By: /s/ Mark A. Medearis
                                      ----------------------------

                                   Title:  Partner
                                          ----------------------

                                              SERIES B STOCK PURCHASE AGREEMENT

         This Agreement is hereby executed as of the date first above written.

                                   LATITUDE COMMUNICATIONS, INC.




                                   By:______________________________

                                   Title: __________________________


                                   "PURCHASER"



                                   /s/ Craig W. Johnson
                                   ---------------------------------

                                   By: /s/ Mark A. Medearis
                                       -----------------------------

                                   Title: Attorney-in-Fact
                                          --------------------------

                                              SERIES B STOCK PURCHASE AGREEMENT

         This Agreement is hereby executed as of the date first above written.

                                   LATITUDE COMMUNICATIONS, INC.




                                   By:______________________________

                                   Title: __________________________


                                   "PURCHASER"

                                   MARK A. MEDEARIS AND KATHRYN H. MEDEARIS,
                                     TRUSTEES OF THE MEDEARIS FAMILY TRUST
                                     U/D/T DATED MARCH 18, 1992


                                   _________________________________

                                   By: /s/ Mark A. Medearis
                                       -----------------------------

                                   Title: Trustee
                                          --------------------------

                                              SERIES B STOCK PURCHASE AGREEMENT

         This Agreement is hereby executed as of the date first above written.

                                   LATITUDE COMMUNICATIONS, INC.




                                   By:______________________________

                                   Title: __________________________


                                   "PURCHASER"




                                   _________________________________

                                   By: /s/ James L. Patterson
                                       -----------------------------

                                   Title: __________________________

                                              SERIES B STOCK PURCHASE AGREEMENT

         This Agreement is hereby executed as of the date first above written.

                                   LATITUDE COMMUNICATIONS, INC.




                                   By:________________________________

                                   Title: ____________________________


                                   "PURCHASER"



                                               CANAAN VENTURES II
                                               LIMITED PARTNERSHIP

                                   By: CANAAN VENTURE PARTNERS II L.P.


                                   By: /s/ [SIGNATURE]
                                       -------------------------------
                                           GENERAL PARTNER

                                              SERIES B STOCK PURCHASE AGREEMENT

         This Agreement is hereby executed as of the date first above written.

                                   LATITUDE COMMUNICATIONS, INC.




                                   By:________________________________

                                   Title: ____________________________


                                   "PURCHASER"



                                               CANAAN VENTURES II
                                                 OFFSHORE C.V.

                                    By: CANAAN VENTURE PARTNERS II L.P.

                                    By: /s/ [SIGNATURE]
                                        ------------------------------
                                            GENERAL PARTNER

                                              SERIES B STOCK PURCHASE AGREEMENT

         This Agreement is hereby executed as of the date first above written.

                                   LATITUDE COMMUNICATIONS, INC.




                                   By:________________________________

                                   Title: ____________________________


                                   "PURCHASER"




                                   ___________________________________


                                   By: /s/ W. Ferrel Sanders
                                       -------------------------------

                                               GENERAL PARTNER
                                   Title: PARTNERS 89, LP. THE GENERAL PARTNER
                                          OF ASSET MANAGEMENT ASSOCIATES 1989,
                                          LP.

                                              SERIES B STOCK PURCHASE AGREEMENT

         This Agreement is hereby executed as of the date first above written.

                                   LATITUDE COMMUNICATIONS, INC.




                                   By:________________________________

                                   Title: ____________________________


                                   "PURCHASER"




                                   STANFORD UNIVERSITY
                                   -----------------------------------

                                   By: /s/ Carol Gilmer
                                       -------------------------------


                                   Title:  CAROL GILMER
                                          ----------------------------
                                           ASSISTANT SECRETARY
                                           THE BOARD OF TRUSTEES
                                           LELAND STANFORD JUNIOR UNIVERSITY

                                  SCHEDULE 1

                            SCHEDULE OF PURCHASERS



                                                    Number of Shares of            Purchase Price for
Name and Address                                  Series B Preferred Stock          Shares Purchased
-------------------------------------------      -------------------------        -------------------
Mayfield VII                                     1,007,576                        $2,770,834.00
2200 Sand Hill Road
Menlo Park, CA  94025
Attn:  Kevin A. Fong

Mayfield Associates Fund II                         53,030                        $  145,832.50
2200 Sand Hill Road
Menlo Park, CA  94025
Attn:  Kevin A. Fong

Menlo Ventures IV, L.P.                            757,576                        $2,083,334.00
3000 Sand Hill Road
Building 4, Suite 100
Menlo Park, CA  94025
Attn:  Thomas H. Bredt

Aspect Telecommunications Corporation               36,364                        $  100,001.00
1730 Fox Drive
San Jose, CA  95131
Attn:  James R. Carreker

VLG Investments                                      4,365                        $   12,003.75
2800 Sand Hill Road
Menlo Park, CA  94025
Attn:  Mark A. Medearis

Craig  W. Johnson                                      545                        $    1,498.75
c/o Venture Law Group
2800 Sand Hill Road
Menlo Park, CA 94025

Mark A. Medearis and Kathryn H. Medearis,              545                        $    1,498.75
Trustees of the Medearis
Family Trust U/D/T dated March 18, 1992
527 Tennyson
Palo Alto, CA 94301

James Patterson                                     20,000                        $   55,000.00
115 Glen Ridge Road
Los Gatos, CA  95030

Canaan Ventures II Limited Partnership             105,818                        $  290,999.50
2884 Sand Hill Road
Building 1, Suite 115
Menlo Park, CA 94025
Attention: Deepak Kamra

Canaan Ventures II Offshore Limited                166,909                        $  458,999.75
 Partnership
2884 Sand Hill Road
Building 1, Suite 115
Menlo Park, CA 94025
Attention: Deepak Kamra

Asset Management Associates 1989, L.P.             454,546                        $1,250,001.50
2275 East Bayshore Road,
Suite 150
Palo Alto, CA 94303
Attention:  W. Ferrell Sanders

Stanford University                                 54,546                        $  150,001.50
c/o Stanford Management
Attn:  Carol Gilmer
2770 Sand Hill Road
Menlo Park, CA 94025
                                              ------------                        -------------
Total                                            2,661,820                        $7,320,005.00

                                                                       Exhibit A

                             AMENDED AND RESTATED

                           ARTICLES OF INCORPORATION

                                      OF

                         LATITUDE COMMUNICATIONS, INC.

     Emil C. W. Wang and Mark A. Medearis hereby certify that:

     1. They are the President and Secretary, respectively, of Latitude Communications, Inc., a California corporation.

     2. The Articles of Incorporation of the corporation are hereby amended and restated in their entirety as follows:

                                       I

     The name of this corporation is Latitude Communications, Inc.

                                      II

     The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

                                      III

     (a) Authorized Shares.  The corporation is authorized to issue two classes
         -----------------
of shares designated "Common Stock" and "Preferred Stock" respectively. The total number of shares that the corporation is authorized to issue is sixteen million (16,000,000) shares. Ten million (10,000,000) shares shall be Common Stock, par value $.001 per share, and six million (6,000,000) shares shall be Preferred Stock, par value $.001 per share. The Preferred Stock shall be issued in two series. The first series of Preferred Stock shall be designated Series A Preferred Stock and shall consist of three million three hundred thousand (3,300,000) shares. The second series of Preferred Stock shall be designated Series B Preferred Stock and shall consist of two million seven hundred thousand (2,700,000) shares. Upon the Amendment and Restatement of the Articles of Incorporation of this corporation as set forth herein, each outstanding share of the class of shares previously designated Series A Preferred Stock is converted into and reconstituted as one share of the series of shares designated Series A Preferred Stock. The Liquidation Amount for the Series A Preferred Stock is one dollar ($1.00) per share and the Liquidation Amount for the Series B Preferred Stock is two dollars and seventy-five cents ($2.75) per share, in each case subject to proportional and equitable adjustment for stock splits, reverse splits and similar recapitalizations.

     (b)  Liquidation.
          -----------

          (1) Upon the voluntary or involuntary liquidation, winding up or dissolution of the corporation, out of the assets available for distribution to shareholders, the holders of Series A Preferred Stock shall be entitled to receive, in preference to any payment to the holders of Common Stock, the Liquidation Amount for the Series A Preferred Stock for each share of Series A Preferred Stock then held by them plus any dividends previously declared and unpaid on such Series A Preferred Stock and the holders of Series B Preferred Stock shall be entitled to receive, in preference to any payment to the holders of Common Stock, the Liquidation Amount for the Series B Preferred Stock for each share of Series B Preferred Stock then held by them plus any dividends previously declared and unpaid on such Series B Preferred Stock. In the event the assets of the corporation are insufficient to pay the entirety of such amount required to be paid to the holders of Series A Preferred Stock and to the holders of Series B Preferred Stock under this paragraph (1), the entire remaining assets shall be paid ratably to the holders of Series A Preferred Stock and to the holders of Series B Preferred Stock (so that each shall receive the same percentage of the applicable preferential amount) and the Common Stock shall receive nothing.

          (2) After the entirety of the amount required under paragraph (1) has been paid to the holders of Series A Preferred Stock and to the holders of Series B Preferred Stock, the remaining assets shall be paid ratably to the holders of Common Stock.

          (3) For the purposes of this subdivision (b), a liquidation, winding up or dissolution is deemed to include the acquisition of the corporation by another entity, whether by merger, transfer of all or substantially all the assets or otherwise, or a transaction or series of related transactions in which more than 50% of the voting power of the corporation is transferred.

          (4) Whenever the distribution provided for in this subdivision (b) shall be payable in securities or property other than cash, the value of such distribution shall be the fair market value of such securities or other property as determined in good faith by the Board of Directors.

          (5) Each holder of an outstanding share of Preferred Stock shall be deemed to have consented, for purposes of Sections 502, 503 and 506 of the General Corporation Law of California, to distributions made by the corporation in connection with the repurchase at cost of shares of Common Stock issued to or held by officers, directors, employees or consultants upon termination of their employment or services pursuant to agreements providing for the right of said repurchase between the corporation and such persons, provided that the terms of such repurchase shall have been approved by the Board.

     (c)  Voting Rights.
          -------------

          (1) Each holder of Common Stock is entitled to one vote per share of Common Stock and each holder of Preferred Stock is entitled to a number of votes equal to the number of shares of Common Stock into which the holder's Preferred Stock is then convertible; for such purpose, any and all fractional shares otherwise issuable to each holder of Preferred Stock shall be aggregated and any resulting fractional shall be rounded off to the nearest whole number of shares (with one-half being rounded up). Except as provided by law or by paragraph

(2) following, the Common Stock and Preferred Stock shall vote together as a single class on all matters to come before the shareholders for approval.

          (2) In addition to any class or series voting rights under applicable law, without the approval of at least two-thirds of the outstanding shares of Preferred Stock voting as a separate class, the corporation shall not:

               (i)   amend the articles of incorporation or the bylaws;

               (ii) redeem or otherwise acquire any Common Stock, either directly or through a subsidiary, other than pursuant to redemption or repurchase provisions approved by the Board of Directors;

               (iii) redeem or otherwise acquire any Preferred Stock, either directly or through a subsidiary;

               (iv) authorize or issue another class or series of equity securities or any securities convertible into, or exchangeable for, equity securities having rights, preferences or privileges greater than, senior to or on a parity with either the Series A Preferred Stock or the Series B Preferred Stock;

               (v) merge or consolidate with or into any other corporation (directly or indirectly through one or more subsidiaries), sell all or substantially all its assets, or engage in any reorganization or recapitalization of the Company or change of control transaction or any reclassification or other similar change of, or with respect to, any stock; or

               (vi)  voluntarily elect to wind up and dissolve.

     (d)  Conversion.
          ----------

          (1) Subject to paragraph (2) below, the Preferred Stock shall be convertible into Common Stock at any time at the option of the respective holders of Preferred Stock.

          (2) The Preferred Stock shall automatically be converted into Common Stock immediately upon the closing of a firm commitment underwritten public offering of Common Stock pursuant to an effective registration statement on Form S-1 under the Securities Act of 1933 covering the offer and sale of Common Stock by the corporation to the public at an aggregate offering price of at least $10,000,000 and a per share offering price to the public at least equal to seven dollars and fifty cents ($7.50).

          (3) For the purposes of any conversion under either paragraph (1) or paragraph (2) above, the number of shares of Common Stock issuable with respect to shares of a series of Preferred Stock upon conversion shall be determined by dividing the aggregate dollar equivalent Liquidation Amount of all shares of such series of Preferred Stock at any one time surrendered for conversion by any one holder thereof by the applicable conversion price for such series in effect at the date of conversion. The initial conversion price per share for each series of the Preferred Stock shall be the Liquidation Amount for such series per share, and such conversion price shall be subject to adjustment from time to time as provided in paragraph (5) of this subdivision (d). Upon conversion, no fractional shares shall be issued and the corporation shall in lieu thereof pay in cash the value of any remaining fraction, taking the conversion price in effect at the time as the value of a whole share of Common Stock; for such purpose, any and all fractional shares otherwise issuable to each holder of shares of a series of Preferred Stock shall be aggregated and any resulting fractional share shall be paid in cash as provided earlier in this sentence. The corporation shall reserve and keep reserved out of its authorized but unissued shares of Common Stock sufficient shares to effect the conversion of all shares of Preferred Stock outstanding from time to time.

          (4) A holder of Preferred Stock desiring to convert shall deliver the share certificate to the corporation at its principal executive office, accompanied by a written request to convert, specifying the number of shares to be converted. The endorsement of the share certificate and the request to convert shall be in form reasonably satisfactory to the corporation. At the close of business on the date of such delivery, the conversion shall be deemed to have occurred and the person entitled to receive share certificates for Common Stock to which he is entitled upon the conversion. Upon the automatic conversion of Preferred Stock pursuant to paragraph (2) above, the holder of Preferred Stock shall similarly deliver the share certificate to the corporation and the Preferred Stock shall not be deemed to have been converted to Common Stock until immediately prior to the closing of a sale of securities as described in paragraph (2).

          (5) If at any time or from time to time the corporation shall declare or pay, without consideration, any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock for no consideration, or shall subdivide its outstanding shares of Common Stock into a greater number of shares, the conversion price in effect immediately prior to such subdivision shall be proportionately and equitably reduced and conversely, in case the outstanding shares of Common Stock of the corporation shall be combined into a smaller number of shares, the conversion price in effect immediately prior to such combination shall be proportionately and equitably increased.

          (6) If at any time or from time to time the corporation alters its capital structure so as to change the rights, privileges and preferences of the Common Stock or changes the Common Stock into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (except pursuant to a transaction constituting a liquidation pursuant to paragraph (b)(3) above), then each series of Preferred Stock shall be convertible into such number and type of other securities as the holders of such series of Preferred Stock would have received if they had converted the shares of such series of Preferred Stock held by them immediately prior to such reorganization or recapitalization.

          (7) Promptly after any change in the conversion price for a series of Preferred Stock, the corporation shall cause to be prepared a written statement setting forth in detail the facts and the revised conversion ratio. The statement shall be signed by the chief executive officer and by the chief financial officer and filed with the secretary of the corporation. A copy of the statement shall be promptly mailed to each holder of such series of Preferred Stock at its last known address on the stock records of the corporation.

     (e)  Dividends.
          ---------

          (1) The holders of Series A Preferred Stock and the holders of Series B Preferred Stock are entitled to receive, out of funds legally available therefor, if, when and as declared by the board of directors, an annual per share, non-cumulative dividend equal to ten percent (10%) of the Liquidation Amount for their respective series of Preferred Stock prior and in preference to any dividends (whether in cash or other property, and whether or not any such property consists of securities of any third party) payable on account of the Common Stock.

          (2) No dividends shall be paid on any share of Common Stock unless a dividend is paid with respect to all outstanding shares of Series A Preferred Stock and all outstanding shares of Series B Preferred Stock in amounts equal to or greater than (on an as-converted basis) the amount paid on the Common Stock.

          (3) No dividend shall be payable without the approval of the Board of Directors.

     (f)  Board of Directors.
          ------------------

          (1) The Board of Directors of the corporation shall consist of five members. Two members shall be elected by (and may only be removed by) the holders of the Preferred Stock, voting as a separate class. One member shall be elected by (and may only be removed by) the holders of Common Stock, voting as a separate class. Two members shall be elected only by (and may only be removed by) the holders of the Preferred Stock and Common Stock, voting together as a single class.

          (2) If the office of any director becomes vacant, such director's replacement shall be elected by the class (or classes, as applicable) of shares of which such director is the representative.

     (g)  No Impairment.  The corporation will not, through any reorganization,
          -------------
transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action not permitted hereunder, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Article III and in the taking of all such action as may be necessary or appropriate in order to protect the rights, privileges and preferences of the holders of the Preferred Stock against impairment.

     (h)  Notices of Record Date.  In the event of the establishment by the
          ----------------------
corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the corporation shall mail to each holder of Preferred Stock at least twenty (20) days prior to the date specified therein a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or rights, and the amount and character of such dividend, distribution and right.

                                      IV

     (a) The liability of the directors of this corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

     (b) This corporation is authorized to provide indemnification of agents (as defined in Section 317 of the California Corporations Code) through bylaw provisions, agreements with agents, vote of shareholders or disinterested directors or otherwise, in excess of the indemnification otherwise permitted by
Section 317 of the California Corporations Code, subject only to the applicable limits set forth in Section 204 of the California Corporations Code with respect to actions for breach of duty to the corporation and its shareholders.

     (c) Any repeal of modifications of the foregoing provisions of this Article shall not adversely affect any right of indemnification or limitation of liability of an agent of this corporation relating to acts or omissions occurring prior to such repeal or modification."

     3. The amended and restated Articles of Incorporation have been duly approved by the Board of Directors of the corporation.

     4. The foregoing amendment was approved by the required vote of shareholders in accordance with Section 902 of the California General Corporation Law. The total number of outstanding shares of Common Stock of the corporation is 1,778,000, the total number of outstanding shares of Series A Preferred Stock of the corporation is 3,175,000, and the corporation has no other class of securities outstanding. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50% of the Common Stock and at least 66-2/3% of the Series A Preferred Stock, each voting separately as a class.

     The undersigned declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of their own knowledge.

Date:  May 27, 1994

                                    /s/ Emil C.W. Wang
                                    --------------------------------------
                                    Emil C.W. Wang, President


                                    /s/ Mark A. Medearis
                                    --------------------------------------
                                    Mark A. Medearis, Secretary

                                                                       EXHIBIT B

                             AMENDED AND RESTATED

                               CO-SALE AGREEMENT


     This Amended and Restated Co-Sale Agreement (the "Agreement") is made as of June 1, 1994, by and among Latitude Communications, Inc., a California corporation (the "Company"), the purchasers of the Company's Series A Preferred Stock (the "Series A Purchasers"), the Purchasers of the Company's Series B Preferred Stock (the "Series B Purchasers" and, collectively with the Series A Purchasers, the "Purchasers") and Emil Wang (the "Founder").

     Whereas, the Company and the Series B Purchasers are entering into a Series B Preferred Stock Purchase Agreement of the same date as this Agreement (the "Purchase Agreement");

     Whereas, the Company, the Series A Purchasers and the Founder have entered into a Co-Sale Agreement dated April 22, 1993 (the "Prior Co-Sale Agreement"); and

     Whereas, in order to induce the Company and the Purchasers to enter into the Purchase Agreement, the Company, the Purchasers and the Founder desire to enter into this Agreement to amend and restate the Prior Co-Sale Agreement;

     Now, therefore, in consideration of the mutual promises and covenants hereinafter set forth, the Company, the Purchasers, and Founder hereby amend and restate the Prior Co-Sale Agreement to read in its entirety, and hereby agree, as follows:

                                   SECTION 1

                               RIGHT OF CO-SALE
                               ----------------

     1.1  Sales by Founder.  In the event that the Founder proposes to sell,
          ----------------
assign, transfer or otherwise convey shares of Common Stock or securities convertible into, exchangeable for or exercisable for Common Stock ("Co-Sale Securities"), then the Founder shall offer in writing to each Purchaser the right to participate in such sale on the same terms and conditions available to such Founder.

          Upon written notice to the Founder within fifteen (15) business days of receipt by each Purchaser of notification from Founder of the proposed sale, a Purchaser may sell that number of shares of Co-Sale Securities equal to the total number of shares to be sold in the transaction multiplied by a fraction, the numerator of which is the number of shares of Co-Sale Securities held by such Purchaser and the denominator of which is the number of shares of Co-Sale Securities held by all selling Purchasers plus the Founder.

     1.2  Limitations on Right of Co-Sale.  Section 1.1 of this Agreement shall
          -------------------------------
not apply where the sale, assignment, transfer or other conveyance of Co-Sale Securities by the Founder is:

          (a) to the Founder's spouse, parents, or children or other members of the Founder's family (including relatives by marriage), or to a custodian, trustee or other fiduciary for the account of the Founder or members of his family in connection with a bona fide estate planning transaction;
                            ---- ----

          (b)  by way of bequest or inheritance upon death;

          (c)  to the Company;

          (d)  by way of a bona fide gift;
                           ---- ----

          (e) by way of any pledge of Co-Sale Securities made by a Founder pursuant to a bona fide loan transaction that creates a mere security interest;
              ---- ----

provided, however, that any transferees pursuant to this Section 1.2 shall
--------  -------
receive and hold such shares subject in all respects to the provisions of this Co-Sale Agreement, and that there shall be no further transfer of such shares except in accordance herewith.

     1.3  Termination of Co-Sale Right.  The co-sale right set forth in this
          ----------------------------
Agreement shall terminate and be of no further force and effect immediately upon the closing of

          (a) the initial firm commitment underwritten public offering of the Company's Common Stock pursuant to an effective registration statement on Form S-1 under the Securities Act of 1933 covering the offer and sale of Common Stock by the Company to the public at an aggregate offering price of at least $10,000,000 and a per share offering price to the public at least equal to seven dollars and fifty cents ($7.50) (appropriately adjusted to reflect any stock split, stock dividend or recapitalization of the Company from the date of this Agreement),

          (b) the acquisition of all or substantially all the assets or stock of the Company or the merger of the Company with or into any other entity, if and to the extent that any such transaction is approved by the Board of Directors of the Company including the two representatives of the Preferred Stock (if at the time of such approval the holders of the Preferred Stock are entitled to have two such representatives on the Board of Directors).

                                   SECTION 2

                             PROHIBITED TRANSFERS
                             --------------------

     2.1  Treatment of Prohibited Transfers.  In the event the Founder sells any
          ---------------------------------
Co-Sale Securities of the Company in contravention of the participation rights of the Purchasers under this Agreement (a "Prohibited Transfer"), the Purchasers, in addition to such other remedies as may be available at law, in equity or hereunder, shall have the put option provided in Section 2.2 below, and the Founder shall be bound by the applicable provisions of such put option.

     2.2  Put Option.  In the event of a Prohibited Transfer, each Purchaser
          ----------
shall have the right to sell to the Founder, and, if such right is exercised, the Founder shall have the obligation to purchase from the Purchasers, a number of shares of Common Stock of the Company (either directly or through delivery of convertible Preferred Stock) equal to the number of shares each Purchaser would have been entitled to transfer to the purchaser in the Prohibited Transfer pursuant to the terms hereof. Such sale shall be made on the following terms and conditions:

          (a) The price per share at which the shares are to be sold to the Founder shall be equal to the price per share paid by the purchaser to the Founder in the Prohibited Transfer. The Founder shall also reimburse each Purchaser for any and all fees and expenses, including legal fees and expenses, promptly following demand therefor, incurred pursuant to the exercise or the attempted exercise of the Purchaser's rights under this Section 2.

          (b) Within 20 days after the later of the dates on which the Purchasers (i) received notice from the Founder of the Prohibited Transfer or
(ii) otherwise become aware of the Prohibited Transfer, each Purchaser shall, if exercising the put option created hereby, deliver to Founder the certificate or certificates representing shares to be sold, each certificate to be properly endorsed for transfer.

          (c) The Founder shall, upon receipt of the certificate or certificates for the shares to be sold by a Purchaser, pursuant to Section 2.2(b), immediately pay the aggregate purchase price therefor and the amount of reimbursable fees and expenses, as specified in Section 2.2(a), by certified check or bank draft made payable to the order of such Purchaser.

          (d)  NOTWITHSTANDING THE FOREGOING, ANY ATTEMPT TO TRANSFER SHARES OF
               ----------------------------------------------------------------
THE COMPANY IN VIOLATION OF SECTION 1 HEREOF SHALL BE VOID AND THE COMPANY
--------------------------------------------------------------------------
AGREES IT WILL NOT EFFECT SUCH A TRANSFER NOR WILL IT TREAT ANY ALLEGED
-----------------------------------------------------------------------
TRANSFEREE AS THE HOLDER OF SUCH SHARES WITHOUT THE WRITTEN CONSENT OF THE
--------------------------------------------------------------------------
PURCHASERS.  THE COMPANY AND THE FOUNDER AGREE THAT ANY AND ALL CERTIFICATES
----------------------------------------------------------------------------
REPRESENTING ANY SHARES OR OTHER SECURITIES OF THE COMPANY HELD FROM TIME TO
----------------------------------------------------------------------------
TIME DURING THE TERM OF THIS AGREEMENT SHALL BEAR A LEGEND REFERRING TO THE
---------------------------------------------------------------------------
RESTRICTIONS IMPOSED BY THIS AGREEMENT.
--------------------------------------

                                   SECTION 3

                                 MISCELLANEOUS
                                 -------------

     3.1  Governing Law.  This Agreement shall be governed in all respects by
          -------------
and construed in all respects in accordance with the laws of the State of California.

     3.2  Successors and Assigns.  Except as otherwise expressly provided
          ----------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, transferees, executors and administrators of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     3.3  Entire Agreement.  This Agreement constitutes the full and entire
          ----------------
understanding and agreement between the parties with regard to co-sale rights.

     3.4  Amendment and Waiver.  This Agreement, or any provision hereof, may be
          --------------------
amended or waived only in writing signed by the Company, the Founder and the holders of a majority of the Common Stock (including securities convertible into, exchangeable for or exercisable for Common Stock) then held by the Purchasers, and any amendment or waiver so approved shall be binding upon all the Purchasers (including any transferee of a Purchaser).

     3.5  Notices, etc.  All notices and other communications required or
          ------------
permitted under this Agreement shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to a Purchaser, at such Purchaser's address set forth on the stock purchase agreement for such Purchaser's Preferred Stock, or
(b) if to a Founder or to the Company, at the address of the Company's principal executive offices.

     3.6  Severability.  If one or more provisions of this Agreement are held to
          ------------
be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were to excluded and shall be enforceable in accordance with its terms.

     3.7  Titles and Subtitles.  The titles of the sections and subsections of
          --------------------
this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     3.8  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                                          AMENDED AND RESTATED CO-SALE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year written above.

                                    "COMPANY"

                                    LATITUDE COMMUNICATIONS, INC.


                                    By: /s/ Emil Wang
                                       ----------------------------

                                    Title:  President


                                    "FOUNDER"

                                     /s/ Emil Wang
                                    -------------------------------
                                    Emil Wang


                                    "PURCHASERS"


                                    _______________________________
                                    (Print Name)


                                    By:____________________________

                                    Title: ________________________

                                          AMENDED AND RESTATED CO-SALE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year written above.

                                    "COMPANY"

                                    LATITUDE COMMUNICATIONS, INC.


                                    By:____________________________

                                    Title:  President


                                    "FOUNDER"


                                    _______________________________
                                    Emil Wang


                                    "PURCHASERS"

                                    MAYFIELD ASSOCIATES; FUND II
                                    MAYFIELD VII
                                    -------------------------------
                                    (Print Name)


                                    By: /s/ Kevin A. Fong
                                       ----------------------------

                                    Title: ________________________

                                          AMENDED AND RESTATED CO-SALE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year written above.

                                    "COMPANY"

                                    LATITUDE COMMUNICATIONS, INC.


                                    By: ___________________________

                                    Title:  President


                                    "FOUNDER"

                                    _______________________________
                                    Emil Wang


                                    "PURCHASERS"

                                    MENLO VENTURES IV, L.P.
                                    By: MV Management IV, L.P.,
                                    its General Partner
                                    -------------------------------
                                    (Print Name)


                                    By: /s/ Thomas H. Bredt
                                       ----------------------------

                                    Title: General Partner
                                          -------------------------

                                          AMENDED AND RESTATED CO-SALE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year written above.

                                    "COMPANY"

                                    LATITUDE COMMUNICATIONS, INC.


                                    By:__________________________________

                                    Title:  President


                                    "FOUNDER"

                                    _____________________________________
                                    Emil Wang


                                    "PURCHASERS"


                                    Aspect Telecommunications Corporation
                                    -------------------------------------
                                    (Print Name)


                                    By: /s/ William R. Hahn
                                       ----------------------------------

                                    Title:   CFO
                                          -------------------------------

                                          AMENDED AND RESTATED CO-SALE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year written above.

                                    "COMPANY"

                                    LATITUDE COMMUNICATIONS, INC.


                                    By: ___________________________

                                    Title:  President


                                    "FOUNDER"


                                    _______________________________
                                    Emil Wang


                                    "PURCHASERS"


                                    VLG Investments
                                    -------------------------------
                                    (Print Name)


                                    By: /s/ Mark A Medearis
                                       ----------------------------

                                    Title: Partner
                                          -------------------------

                                          AMENDED AND RESTATED CO-SALE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year written above.

                                    "COMPANY"

                                    LATITUDE COMMUNICATIONS, INC.


                                    By: ___________________________

                                    Title:  President


                                    "FOUNDER"


                                    _______________________________
                                    Emil Wang


                                    "PURCHASERS"


                                    Graig W. Johnson
                                    -------------------------------
                                    (Print Name)


                                    By: /s/ Mark A Medearis
                                       ----------------------------

                                    Title: Attorney-in-Fact
                                          -------------------------

                                          AMENDED AND RESTATED CO-SALE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year written above.

                                    "COMPANY"

                                    LATITUDE COMMUNICATIONS, INC.


                                    By: ___________________________________

                                    Title:  President


                                    "FOUNDER"


                                    _______________________________________
                                    Emil Wang


                                    "PURCHASERS"


                                    Mark A. Medearis and Kathryn H Medearis
                                      Trustee of the Medearis Family Trust
                                      U/D/T dated March 18, 1992
                                    ---------------------------------------
                                    (Print Name)


                                    By: /s/ Mark A Medearis
                                       ------------------------------------

                                    Title: ________________________________

                                          AMENDED AND RESTATED CO-SALE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year written above.

                                    "COMPANY"

                                    LATITUDE COMMUNICATIONS, INC.


                                    By: ___________________________

                                    Title:  President


                                    "FOUNDER"


                                    _______________________________
                                    Emil Wang


                                    "PURCHASERS"


                                    JAMES L. PATTERSON
                                    -------------------------------
                                    (Print Name)


                                    By: /s/ James L Patterson
                                       ----------------------------

                                    Title: ________________________

                                          AMENDED AND RESTATED CO-SALE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year written above.

                                    "COMPANY"

                                    LATITUDE COMMUNICATIONS, INC.


                                    By: __________________________________

                                    Title:  President


                                    "FOUNDER"


                                    ______________________________________
                                    Emil Wang


                                    "PURCHASERS"


                                         CANAAN VENTURES II
                                         LIMITED PARTNERSHIP


                                    By: /s/ Canaan Venture Partners II LP.

                                    By: /s/ [SIGNATURE]
                                        ----------------------------------
                                               General Partner

                                          AMENDED AND RESTATED CO-SALE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year written above.

                                    "COMPANY"

                                    LATITUDE COMMUNICATIONS, INC.


                                    By: _______________________________

                                    Title:  President


                                    "FOUNDER"


                                    ___________________________________
                                    Emil Wang


                                    "PURCHASERS"


                                        CANAAN VENTURES II
                                          OFFSHORE C.V.


                                    By: Canaan Venture Partners II L.P.


                                    By: /s/ [SIGNATURE]
                                        -------------------------------
                                               General Partner

                                          AMENDED AND RESTATED CO-SALE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year written above.

                                    "COMPANY"

                                    LATITUDE COMMUNICATIONS, INC.


                                    By: _______________________________

                                    Title:  President


                                    "FOUNDER"


                                    ___________________________________
                                    Emil Wang


                                    "PURCHASERS"



                                    ___________________________________
                                    (Print Name)


                                    By: /s/ W. Ferrell Sanders
                                       --------------------------------

                                    Title: GENERAL PARTNER OF
                                           PARTNERS 89 L.P. THE GENERAL
                                           PARTNER OF ASSET MANAGEMENT
                                           ASSOCIATES 1989, L.P.
                                           ----------------------------

                                          AMENDED AND RESTATED CO-SALE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year written above.

                                    "COMPANY"

                                    LATITUDE COMMUNICATIONS, INC.


                                    By: ____________________________________

                                    Title:  President


                                    "FOUNDER"


                                    ________________________________________
                                    Emil Wang


                                    "PURCHASERS"


                                    STANFORD UNIVERSITY
                                    ----------------------------------------
                                    (Print Name)


                                    By: /s/ Carol Glimer
                                       -------------------------------------

                                    Title: CAROL GILMER
                                           ASSISTANT SECRETARY
                                           THE BOARD OF TRUSTEES OF THE
                                           LELAND STANFORD JUNIOR UNIVERSITY
                                           ---------------------------------

                                   EXHIBIT C

            SCHEDULE OF EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES


     Set forth below are exceptions to the representations and warranties of the Company made in Section 3 of the Series B Preferred Stock Purchase Agreement (the "Agreement") dated June __, 1994. All disclosures and exceptions are intended to modify all of the Company's representations and warranties, and the Section headings used below are for convenience only.

     1.   Section 3.2.  The Company has issued warrants to purchase an aggregate
          -----------
of 60,500 shares of Series A Preferred Stock at an exercise price of $1.00 per share to certain persons and entities associated with Costella Kirsch, Inc. (collectively, "CKI") in connection with equipment lease lines.

     2.   Section 3.7.
          -----------

          (a) The Company has entered into indemnification agreements with its officers and directors. The Company has entered into stock purchase agreements with certain of its officers, directors and affiliates in connection with the issuance of outstanding stock.

          (b) The Company has entered into a sublease dated July 21, 1993 with Viewlogic Systems, Inc. for the Company's facility at 4001 Burton Drive, at a current monthly rent of approximately $9,600 and a term ending on June 30, 1995.

               The Company has entered into a Binary Product Distribution Agreement with Lynx Real Time Systems Inc. ("Lynx") dated February 9, 1994, pursuant to which the Company licenses the operating system used in its product in exchange for a per-copy royalty.

               The Company has entered into a License of Technological Rights and Research and Development Agreement with Telinnovation Corporation ("Telinnovation") dated November 16, 1993, pursuant to which Telinnovation is developing certain echo cancellation software for the Company's product and licensing such software to the Company, in exchange for the payment of certain development costs and a royalty based on the number of voice channel ends for which the software is used.

               The Company has entered into a Product Development Agreement (the "D2 Agreement") with D2 Technologies ("D2") dated December 16, 1993, pursuant to which both D2 and the Company are developing certain digital signal processor algorithms and software. The D2 Agreement provides for ownership of certain algorithms and software by D2 and for ownership of others by the Company, and for certain cross-licenses of such algorithms and software. The D2 Agreement requires the Company to pay certain NRE charges, hourly wages, and license fees. In connection with the D2 Agreement, D2 purchased 12,000 shares of the Company's Common Stock, subject to vesting.

               The Company is using source code to certain database software from Raima Corporation to develop certain of its software pursuant to a shrink-wrap license.

               The Company licenses certain code used in its product from Highland Software, Inc. ("Highland") pursuant to the FLEXIm Software License Agreement for Software Vendors dated October 28, 1993, in exchange for a license fee.

               The Company has entered into a Beta Evaluation Agreement dated May 19, 1994 with SynOptics Communications, Inc. ("SynOptics"), which grants SynOptics a license to use the Company's product in connection with an evaluation of the product.

          (c) The Company has a $400,000 equipment lease line of credit with CKI, approximately all of which was used. The Company has obtained a commitment from CKI for an additional equipment lease line of credit of $150,000.

               The Company has an equipment lease with AT&T Capital Services Corporation covering equipment with a purchase price of approximately $23,000.

               The Company has entered into loans in connection with purchases of its Common Stock.

     3.   Section 3.9.  The Company has entered into the following consulting
          -----------
agreements, a copy of each of which has been delivered to counsel for the
Purchasers:

          (1) Consulting Agreement with Paul Allan dated February 17, 1994
          (2) Consulting Agreement with Glen Chew dated March 19, 1994
          (3) Consulting Agreement with Mike Chack dated January 25, 1994
          (4) Consulting Services Agreement with Alan Mandler dated October 18, 1993
          (5) Consulting Agreement with Eric Johnson dated January 25, 1994
          (6) Consulting Agreement with Dolores Freund dated October 20, 1993
          (7) Professional Service Contract with IT Transfer International dated December 21, 1993
          (8) Product Development Agreement with D2 Technologies dated December 16, 1993

               The Company has also entered into common stock purchase agreements with certain of these consultants.

     4.   Section 3.10.  See disclosure with respect to licenses for Section
          ------------
3.7.

     5.   Section 3.12. Certain of the software licensed by the Company,
          ------------
including the operating system, and certain integrated circuits, that are used in the Company's products are only available from single sources, and switching to other software or integrated circuits would involve substantial engineering effort.

     6.  Section 3.13.  The Company has made loans to officers and employees in
         ------------
connection with purchases of its Common Stock.

     7.  Section 3.20.  The Company has a 401(k) plan.
         ------------

     8.  Section 3.21.  The Company has filed an extension for the 1993 tax
         ------------
year.

                                  Exhibit D

                         Latitude Communications, Inc.
                            COMMON SHAREHOLDER LIST
                             (Alphabetic Listing)

                                                                                                                               Total
                           Cert.  Cert.    Number of  Acquired     Rule    Form of       Rule 144    Vesting     Reg          Shares
Full Name & Address         No.   Date     Shares     Pursuant To  701   Consideration  Start Date  Start Date  Rights Legends  Held
------------------------------------------------------------------------------------------------------------------------------------
Paul Alan                   26                1,000    Stock        Y       Check                    1/21/94      N    1,2     1,000
315 North Abbott Avenue                                Purchase
Milpitas, CA 95035                                     Agreement

Dave Bieselin               18    12/23/93   25,000    Stock        Y       Check        10/21/93    10/21/03     N    1,2    25,000
1860 Oak Knoll Lane                                    Purchase
Menlo Park, CA 94025                                   Agreement

Andrew W. Bohannon          31      5/1/94   13,000    Stock        Y       Check          5/1/94      3/18/94    N    1,2    13,000
1728 Kimberley Drive                                   Purchase
Sunnyvale, CA 94087                                    Agreement

Peter A. Bonee              23    11/11/93  160,000    Stock        Y       Note           9/7/93                 N    1,2   160,000
305 Elan Village Lane,                                 Purchase
#218                                                   Agreement
San Jose, CA 95134

Mike Chack                  28                1,000    Stock        Y       Check         3/25/94       1/21/94   N    1,2     1,000
1263 Glenwood Avenue                                   Purchase
San Jose, CA 95125                                     Agreement

D2 Technologies             29      5/1/94   12,000    Stock        Y       Check          5/1/94      10/21/93   N    1,2    12,000
3078 Lucinda Lane                                      Purchase
Santa Barbara, CA 93105                                Agreement


                         Latitude Communications, Inc.
                            COMMONSHAREHOLDER LIST
                             (Alphabetic Listing)


                                                                                                                              Total
                           Cert.  Cert.   Number of   Acquired     Rule    Form of     Rule 144     Vesting      Reg          Shares
Full Name & Address         No.    Date    Shares    Pursuant To   701  Consideration  Start Date  Start Date  Rights Legends  Held
------------------------------------------------------------------------------------------------------------------------------------
Glenn A. Eaton                8   8/18/93 180,000    Stock           Y     Check          4/9/93      4/9/93      N    1,2   180,000
 951 Willow Leaf Drive                               Purchase
 #1405                                               Agreement
 San Jose, CA 95128

Wayne Fenton                 20  12/23/03  23,000    Stock           Y     Note                     10/21/93      N    1,2    23,000
 2833 Tramanto Dr.                                   Purchase
 San Carlos, CA 94070                                Agreement

Reinaldo L. Sepulveda-Garese 17  12/23/93  25,000    Stock           Y     Check/Note               10/21/93      N    1,2    25,000
 4367 Fellows Street                                 Purchase
 Union City, CA 94587                                Agreement


Janet Gregory                25    5/1/94 120,000    Stock           Y     Check/Note     5/1/94     2/28/94      N    1,2   120,000
 32809 Regents Blvd.                                 Purchase
 Union City, CA 94587                                Agreement


Alan Yiping Guo              19   2/23/93  25,000    Stock           Y     Check        10/21/93     0/21/93      N     1,2   25,000
 39997 Cedar Blvd., #246                             Purchase
 Newark, CA 94560                                    Agreement

Glenn A. Hahn                15   9/17/93  25,000    Stock           Y     Check         9/17/93     9/14/93      N      1,2  25,000
 231 Oakhurst Place                                  Purchase
 Menlo Park, CA 94025                                Agreement

                         Latitude Communications, Inc
                            COMMON SHAREHOLDER LIST
                             (Alphabetic Listing)


                                                                                                                             Total
                           Cert.  Cert.  Number of  Acquired    Rule    Form of       Rule 144    Vesting      Reg          Shares
Full Name & Address         No.   Date    Shares    Pursuant To  701   Consideration  Start Date  Start Date  Rights Legends Held
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           TOTAL SHARES OUTSTANDING                    $3,175,000




[CAPTION]

                                                                          Page 4
                         Latitude Communications, Inc.
                            COMMON SHAREHOLDER LIST
                             (Alphabetic Listing)


                                                                                                                               Total
                           Cert.  Cert.   Number of   Acquired      Rule    Form of      Rule 144    Vesting      Reg          Share
Full Name & Address         No.   Date     Shares    Pursuant To    701   Consideration  Start Date  Start Date  Rights Legends Held
-----------------------------------------------------------------------------------------------------------------------------------
Glenn T. Inn                  14   9/23/93   20,000   Stock            Y     Note                        8/9/93  N     1,2    20,000
 722 Sequoia Avenue                                   Purchase
 San Mateo, CA 94403                                  Agreement

Eric Johnson                  27              1,000   Stock            Y     Check         3/22/94      1/21/94  N     1,2     1,000
 1544 Redwood Drive                                   Purchase
 Los Altos, CA 94024                                  Agreement

Wyatt Jones                   32              2,000   Stock            Y     Check         4/19/94      4/19/94  N     1,2     2,000
 1115 Delna Manor Lane #3                             Purchase
 San Jose, CA 95128                                   Agreement

Kent H. Kawahara              30    5/1/94   17,500   Stock            Y     Check/Note     5/1/94      2/16/94  N     1,2     7,500
 3088 San Luis Rey                                    Purchase
 San Jose, CA 95118                                   Agreement

Alan Mandler                  21  12/23/93    5,000   Stock            Y     Check        10/21/93     10/21/93  N     1,2     5,000
 1801 Jones Street                                    Purchase
 San Francisco, CA 94109                              Agreement

Joseph A. McFadden            11  8/18/93    65,000   Stock            Y     Check          4/9/93       4/9/93  N     1,2    65,000
 980 Alice Lane #4                                    Purchase
 Menlo Park. CA 94025                                 Agreement


                                                                                                                             Page 5

                                                  Latitude Communications, Inc.
                                                    COMMON SHAREHOLDER LIST
                                                     (Alphabetic Listing)

                                                                                                                              Total
                            Cert.  Cert. Number of    Acquired     Rule    Form of       Rule 144    Vesting      Reg         Shares
Full Name & Address          No.   Date    Shares   Pursuant To    701   Consideration  Start Date  Start Date  Rights Legends  Held
------------------------------------------------------------------------------------------------------------------------------------

Patterson Family Trust       16   10/1/93 75,000      Stock          Y    Cash          10/1/93      10/1/93       N    1,2   75,000
 u/d/t                                                Purchase
 August 26, 1988                                      Agreement
 115 Glenridge Avenue
 Los Gatos, CA 95030

Graham Stuart Payne          24   11191q3  20,000     Stock          Y    Note                                     N    1,2   20,000
 1676 Yale Drive                                      Purchase
 Mountain View, CA 94040                              Agreement


Sue Scholpp                  22  12/23/93   2,500     Stock          Y    Note                      10/21/93       N    1,2    2,500
 6378-B Buena Vista Drive                             Purchase
 Newark, CA 94560                                     Agreement


                                                                          Page 6
                         Latitude Communications, Inc.
                            COMMON SHAREHOLDER LIST
                             (Alphabetic Listing)




                                                                                                                              Total
                            Cert.  Cert.  Number of   Acquired     Rule     Form of      Rule 144    Vesting      Reg         Shares
Full Name & Address          No.   Date     Shares   Pursuant To   701   Consideration  Start Date  Start Date  Rights Legends  Held
-----------------------------------------------------------------------------------------------------------------------------------
Stuart A.Taylor               10   8/18/93   90,000    Stock        Y        Check        4/9/93       4/9/93     N     1,2   90,000
 1407 Greenwood Drive                                  Purchase
 Menlo Park, CA 94025                                  Agreement

Edward D. Tracy                9   8/18/93  145,000    Stock        Y        Check        4/9/93       4/9/93     N     1,2  145,000
 321 Louis Road                                        Purchase
 Palo Alto, CA 94303                                   Agreement

Emil C.W. Wang                 7   8/18/93  700,000    Stock        Y        Check        4/9/93       4/9/93     N   1,2,3  700,000
 Latitude Communications, Inc.                         Purchase
 4001 Burton Drive                                     Agreement
 Santa Clara, CA 95054



[BP] (408) 988-7200
[BF] (408) 988-6520

                                                                          Page 7
                         Latitude Communications, Inc.
                            COMMON SHAREHOLDER LIST
                             (Alphabetic Listing)


                                                                                                                              Total
                           Cert.  Cert. Number of  Acquired      Rule    Form of       Rule 144    Vesting      Reg          Shares
Full Name & Address         No.   Date    Shares  Pursuant To    701   Consideration  Start Date  Start Date  Rights Legends  Held
----------------------------------------------------------------------------------------------------------------------------------
John C. Yontz              13      9/17/93 25,000   Stock Purchase  Y     Note                      7/23/93      N     1,2   25,000
  1043 Warren Avenue                                  Agreement
  San Jose, CA 95125

                                                                                      TOTAL SHARES OUTSTANDING:           1,778,000


                        Latitutde Communications, Inc.                   Page 1
                            COMMON SHAREHOLDER LIST
                             (Alphabetic Listing)

                                                                                                                              Total
                             Cert.    Cert.   Number   Acquired     Rule    Form of       Rule 144    Vesting     Reg         Shares
Full Name & Address           No.     Date    Shares   Pursuant To   701  Consideration Start Date  Start Date  Rights Legends Held
----------------------------------------------------------------------------------------------------------------------------------
Aspect Telecommunications      PA-10   8/18/93  50,000  Name Change    N        Cash      4/22/93                 Y    4,5   50,000
 Corporation
 Latitude Communications, Inc.
 1730 Fox Drive
 San Jose, CA 95131
 Attn: James R. Carreker

Craig W. Johnson               PA, 13  8/18/93   2,500  Name Change    N        Cash      4/22/93                 Y    4,5    2,500
 c/o Venture l.aw Group
 2800 Sand Hill Road
 Menlo Park, CA 94025
 [BP] 415/854-4488
 [BF] 415/854-1121

Robert R. Maxfield, Trustee    PA-II   8/18/93  25,000  Name Change    N        Cash      4/22/93                 Y    4,5    25,000
 Under Agreement
 Dated 12/14/87,
 As Amended
 12930 Saratoga Avenue,
 Suite B-3
 Saratoga, CA 95070

Mayfield VII                   PA-16   12/2/93  1,671,250  Transfer    N        Cash      4/22/93                 Y   4,5  1,671,250
 Mayfield VII
 2800 Sand Hill Road
 Menlo Park, CA 94025
 Attn: Kevin A. Fong

Mayfield Associates Fund II    PA-17   12/2/93  78,750     Transfer    N        Cash      4/22/93                 Y    4,5    78,750
 Mayfield Associates Fund II
 2800 Sand Hill Road
 Menlo Park, CA 94025
 Attn: Kevin A. Fong


                         Latitude Communications, Inc.                 Page 2
                            COMMON SHAREHOLDER LIST
                             (Alphabetic Listing)

                                                                                                                               Total
                               Cert.    Cert.   Number    Acquired    Rule    Form of      Rule 144    Vesting    Reg         Shares
Full Name & Address             No.     Date    Shares   Pursuant To  701  Consideration  Start Date  Start Date Rights Legends Held
-----------------------------------------------------------------------------------------------------------------------------------
Mark A. and Kathryn H.          PA-14    8/18/93     2,500 Name Change  N      Cash         4/22/93       Y           4,5      2,500
 Medearis, Trustees of the
 Medearis Family Trust
 U/D/T Dated March 18, 1992
 c/o Venture Law Group
 2800 Sand Hill Road
 Menlo Park, CA 94025
 [BP] 415/854-4488
 [BF] 415/854-1121

Menlo Ventures IV, L.P.         PA,9     8/18/93 1,250,000  Name Change  N     Cash          4/22/93      Y           4,5  1,250,000
 Menlo Ventures IV, L.P.
 3000 Sand Flill Road
 Bldg. 4, Suite 100
 Menlo Park, CA 94025
 Attn: Thomas H. Bredt


Patterson Family Trustu/d/t     PA-15     9/13/93   75,000    Stock      N     Cash          9/13/93      Y           4,5   75,000
 August                                                       Purchase
 26, 1988                                                     Agreement
 115 Glenridge Avenue
 Los Gatos, CA 95030

VLG Investments 1993            PA-12     8/18/93   20,000    Stock      N     Cash          4/22/93      Y           4,5   20,000
 Venture Law Group                                            Purchase
 2800 Sand Hill Road                                          Agreement
 Menlo Park, CA 94025
 [BP] 415-854-4488
 [BF] 415-854-1121


                                   EXHIBIT E
            FORM OF PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT

                         LATITUDE COMMUNICATIONS, INC.
                              EMPLOYEE AGREEMENT


     In exchange for my becoming employed (or my employment being continued) by Convene Communications, Inc., or its subsidiaries, affiliates, or successors (hereinafter referred to collectively as the "Company"), I hereby agree as follows:

     1. I will perform for the Company such duties as may be designated by the Company from time to time. During my period of employment by the Company, I will devote my best efforts to the interests of the Company and will not engage in other employment or in any activities detrimental to the best interests of the Company without the prior written consent of the Company.

     2. As used in this Agreement, the term "Inventions" means designs, trademarks, discoveries, formulae, processes, manufacturing techniques, trade secrets, inventions, improvements, ideas or copyrightable works, including all rights to obtain, register, perfect and enforce these proprietary interests.

     3. As used in this Agreement, the term "Confidential Information" means information pertaining to any aspects of the Company's business which is either information not known by actual or potential competitors of the Company or is proprietary information of the Company or its customers or suppliers, whether of a technical nature or otherwise.

     4. Without further compensation, I hereby agree promptly to disclose to the Company, and I hereby assign and agree to assign to the Company or its designee, my entire right, title, and interest in and to all Inventions which I may solely or jointly develop or reduce to practice during the period of my employment with the Company (a) which pertain to any line of business activity of the Company (b) which are aided by the use of time, material or facilities of the Company, whether or not during working hours, or (c) which relate to any of my work during the period of my employment with the Company, whether or not during normal working hours. No rights are hereby conveyed in Inventions, if any, made by me prior to my employment with the Company which are identified in a sheet attached to and made a part of this Agreement, if any (which attachment contains no confidential information).

     5. I agree to perform, during and after my employment, all acts deemed necessary or desirable by the Company to permit and assist it, at its expense, in obtaining and enforcing the full benefits, enjoyment, rights and title throughout the world in the Inventions hereby assigned to the Company as set forth in paragraph 4 above. Such acts may include, but are not limited to, execution of documents and assistance or cooperation in legal proceedings.

     6. I agree to hold in confidence and not directly or indirectly to use or disclose, either during or after termination of my employment with the Company, any Confidential Information I obtain or create during the period of my employment, whether or not during working hours, except to the extent authorized by the Company, until such Confidential Information becomes generally known. I agree not to make copies of such Confidential Information except as authorized by the Company. Upon termination of my employment or upon an earlier request of the Company I will return or deliver to the Company all tangible forms of such Confidential Information in my possession or control, including but not limited to drawings, specifications, documents, records, devices, models or any other material and copies or reproductions thereof.

     7. I represent that my performance of all the terms of this Agreement and as an employee of the Company does not and will not breach any agreement to keep in confidence proprietary information, knowledge or data acquired by me in confidence or in trust prior to my employment with the Company, and I will not disclose to the Company, or induce the Company to use, any confidential or proprietary information or material belonging to any previous employer or others. I agree not to enter into any agreement either written or oral in conflict with the provisions of this Agreement.

     8. This Agreement (a) shall survive my employment by the Company, (b) does not in any way restrict my right or the right of the Company to terminate my employment, with or without a cause, (c) inures to the benefit of successors and assigns of the Company, and (d) is binding upon my heirs and legal representatives.

     9. This Agreement does not apply to an Invention which qualifies fully under the provisions of Section 2870 of the Labor Code, a copy of which is attached hereto as Exhibit A. I agree to disclose all Inventions made by me in confidence to the Company to permit a determination as to whether or not the Inventions should be the property of the Company.

     10. I certify that, to the best of my information and belief, I am not a party to any other agreement which will interfere with my full compliance with this Agreement.

     11. I certify and acknowledge that I have carefully read all of the provisions of this Agreement and that I understand and will fully and faithfully comply with such provisions.



CONVENE COMMUNICATIONS, INC.        EMPLOYEE


By:_________________________        ____________________________
   Emil C.W. Wang, President        (Signature)


                                    ____________________________
Dated:______________, 199__         (Print Name)

                                  ATTACHMENT
                                  ----------

                              List of Inventions
                              ------------------

                       EXHIBIT A TO EMPLOYMENT AGREEMENT
                       ---------------------------------



     Section 2870 of the California Labor Code is as follows:

     (a) Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the Company's equipment, supplies, facilities, or trade secret information except for those inventions that either:

         (1) Relate at the time of conception or reduction to practice of the invention to the employer's business, or actual or demonstrable anticipated research or development of the employer.

         (2) Result from any work performed by the employee for the employer.

     (b) To the extent a provision in an employment agreement purports to require an employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provisions is against the public policy of this state and is unenforceable.

                                                                      EXHIBIT F


                         LATITUDE COMMUNICATIONS, INC.



                             AMENDED AND RESTATED

                         REGISTRATION RIGHTS AGREEMENT



                                 June 1, 1994

                   TABLE OF CONTENTS
                   -----------------

                                                                         Page
                                                                         ----
1. Termination of Prior Rights..........................................   1

2. Registration.........................................................   2

      2.1   Definitions.................................................   2
      2.2   Required Registration.......................................   3
      2.3   Registration Procedures.....................................   3
      2.4   Limitations on Required Registrations.......................   4
      2.5   Incidental Registration.....................................   5
      2.6   Limitations on Incidental Registration......................   5
      2.7   Designation of Underwriter..................................   6
      2.8   Form S-3....................................................   6
      2.9   Cooperation by Prospective Sellers..........................   7
      2.10  Expenses of Registration....................................   7
      2.11  Indemnification.............................................   8
      2.12  Rights Which May Be Granted to Subsequent Investors.........  10
      2.13  Transfer of Registration Rights.............................  11
      2.14  "Stand-off" Agreement.......................................  11

3. Miscellaneous........................................................  12

      3.1   Notices.....................................................  12
      3.2   Modification; Waiver........................................  12
      3.3   Entire Agreement............................................  13
      3.4   Successors and Assigns......................................  13
      3.5   Enforcement.................................................  13
      3.6   Execution and Counterparts..................................  14
      3.7   Governing Law and Severability..............................  14
      3.8   Headings....................................................  14

                             AMENDED AND RESTATED

                         REGISTRATION RIGHTS AGREEMENT


     THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of June 1, 1994, by and between Latitude Communications, Inc., a California corporation (the "Company"), and the investors listed on Schedule A attached hereto, each of which is herein referred to as an "Investor."

                                   RECITALS
                                   --------

     The Company and certain of the Investors have entered into a Series A Preferred Stock Purchase Agreement dated April 22, 1993 (the "First Series A Purchase Agreement") and the Company and another Investor have entered into a Series A Preferred Stock Purchase Agreement dated September 13, 1993 (the "Second Series A Purchase Agreement"), pursuant to both of which certain Investors (the "Series A Investors") acquired shares of the Company's Series A Preferred Stock (the "Series A Shares").

     The Company and certain other Investors (the "Warrant Investors") have entered into an Equipment Lease Agreement dated as of June 30, 1993. In connection with the Equipment Lease Agreement, the Company has issued warrants (the "Warrants") to the Warrant Investors to purchase an aggregate of 60,500 shares of the Company's Series A Preferred Stock (the "Warrant Shares").

     The Company and certain of the Investors (the "Series B Investors") are entering into a Series B Preferred Stock Purchase Agreement dated June 1, 1994 (the "Series B Purchase Agreement"), pursuant to which the Series B Investors are acquiring shares of the Company's Series B Preferred Stock (the "Series B Shares").

     The Company, the Series A Investors and the Warrant Investors have entered into the First Amended and Restated Registration Rights Agreement dated July 19, 1993 (the "Prior Rights Agreement"), and wish to amend the Prior Rights Agreement to grant the Series B Investors the registration rights provided herein.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties agree as follows:

     1.   Termination of Prior Rights.  Effective upon the execution of this
          ---------------------------
Agreement by the Company and by the holders of at least 66 2/3% of the aggregate of the Series A Shares and the Warrant Shares, the Prior Rights Agreement is hereby amended and restated to read in its entirety as set forth herein.

     2.   Registration.
          ------------

          2.1  Definitions.  As used herein, the following terms, have the
               -----------
following meanings:

               (a) "Forms S-1," "S-2" and "S-3:" The forms so designated, promulgated by the Commission for registration of securities under the Securities Act of 1933, as amended (the "Securities Act"), and any forms succeeding to the functions of such forms, whether or not bearing the same designation.

               (b) "Commission:" The Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

               (c) "Holder:" A holder of Registrable Stock, provided that anyone who acquires any Registrable Stock in a distribution pursuant to a registration statement filed by the Company under the Securities Act shall not thereby be deemed to be a "Holder."

               (d) "Register," "registered" and "registration" refer to a registration effected by filing a registration statement in compliance with the Securities Act, and the declaration or ordering by the Commission of effectiveness of such registration statement.

               (e)  "Registrable Stock:"

                    (i) the shares of Common Stock issuable or issued upon conversion of the Series A Shares,

                    (ii) The shares of Common Stock issuable or issued upon conversion of the Series B Shares,

                    (iii) the shares of Common Stock issuable or issued upon conversion of the Warrant Shares (the shares of Common Stock referred to in clauses (i), (ii), (iii) and (iv) hereof are collectively referred to hereafter as the "Stock"), and

                    (iv) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned;

provided, however, that Common Stock or other securities shall only be treated
--------  -------
as Registrable Stock if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under
Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale.

          2.2  Required Registration.
               ---------------------

               (a) If the Holder or Holders of an aggregate of at least fifty percent (50%) of the Registrable Stock propose to dispose of their Registrable Stock (such Holder or Holders being herein called the "Initiating Holders"), the Initiating Holders may request the Company in writing to effect such registration, stating the number of shares of Registrable Stock to be disposed of by such Initiating Holders and the intended method of disposition, including, but not limited to, registration on Form S-1. Upon receipt of such request, the Company shall give prompt written notice thereof to all other Holders, whereupon such other Holders shall give written notice to the Company within 20 days after the date of the Company's notice (the "Notice Period") if they propose to dispose of any shares of Registrable Stock pursuant to such registration, stating the number of shares of Registrable Stock to be disposed of by such Holder or Holders and the intended method of disposition.

               (b) The Company will use its best efforts to effect promptly after the Notice Period the registration under the Securities Act of all shares of Registrable Stock specified in the requests of the Initiating Holders and the requests of the other Holders subject, however, to the limitations set forth in
Section 2.4.

          2.3  Registration Procedures.  Whenever the Company is required by the
               -----------------------
provisions of this Section 2 to use its best efforts to effect promptly the registration of shares of Registrable Stock, the Company will:

               (a) prepare and file with the Commission a registration statement with respect to such shares and use its best efforts to cause such registration statement to become and remain effective as provided herein;

               (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and current and to comply with the provisions of the Securities Act with respect to the disposition of all shares covered by such registration statement, including such amendments and supplements as may be necessary to reflect the intended method of disposition from time to time of the prospective seller or sellers of such shares, but for no longer than one hundred twenty (120) days subsequent to the effective date of such registration in the case of a registration statement on Form S-1 or S-2 and for no longer than ninety (90) days in the case of a registration statement on Form S-3;

               (c) furnish to each prospective seller such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the public sale or other disposition of the shares owned by such seller;

               (d) use its best efforts to register or qualify the shares covered by such registration statement under such other securities or blue sky or other applicable laws of such jurisdiction within the United States as each prospective seller shall reasonably request, to enable such seller to consummate the public sale or other disposition in such jurisdictions of the shares owned by such seller; provided, however, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not at the time so qualified or to take any action which would subject it to service of process in suits other than those arising out of the offer or sale of the Registrable Stock covered by such registration statement in any jurisdiction where it is not at the time so subject; and

               (e) furnish to each prospective seller, to the extent requested by such seller, a signed counterpart, addressed to the prospective sellers, of
(i) an opinion of counsel for the Company, dated the closing date of the sale of the applicable Registrable Stock, and (ii) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the "comfort" letter) with respect to events subsequent to the date of the financial statements, as are customarily covered in opinions of issuer's counsel and in "comfort" letters delivered to the underwriters in underwritten public offerings of securities.

          2.4  Limitations on Required Registrations.
               -------------------------------------

               (a) The Company shall not be required to effect more than two registrations pursuant to Section 2.2. The Company shall not be required to effect any registration unless the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $2,000,000.

               (b) The Company shall not be required to cause a registration requested pursuant to Section 2.2 to become effective prior to the earlier of
(i) four years after the date of the first closing under the First Series A Purchase Agreement or (ii) six (6) months after the Company's initial registration with the Commission (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Commission is applicable).

               (c) The Company shall not register securities for sale for its own account or for the account of holders of securities other than Registrable Stock in any registration requested pursuant to Section 2.2 without the written consent of Initiating Holders who hold at least 51% of the Registrable Stock as to which registration has been requested, unless such securities are entitled to be included in such registration only to the extent that the inclusion of such securities will not diminish the amount of Registrable Stock included in such registration or otherwise materially and adversely affect the right of the Initiating Holders to have their Registrable Securities registered. The Company may not cause any other registration of securities for sale for its own account (other than a transaction to which Rule 145 of the Commission is applicable or a registration effected solely to implement an employee benefit plan) to be initiated after a registration requested pursuant to Section 2.2 and to become effective less than 90 days after the effective date of any registration requested pursuant to Section 2.2.

               (d) Whenever a requested registration is for an underwritten offering, only shares which are to be included in the underwriting may be included in the registration. Notwithstanding the provisions of Sections 2.2(b) and 2.4(c), if the underwriter determines that

(i) marketing factors require a limitation of the total number of shares to be underwritten, or (ii) the offering price per share would be reduced by the inclusion of the shares of the Company or others, then the number of shares to be included in the registration and underwriting shall first be allocated among all Holders who indicated to the Company their decision to distribute any of their Registrable Stock through such underwriting, in proportion, as nearly as practicable, to the respective numbers of shares of Registrable Stock owned by such Holders at the time of filing the registration statement, then, if any, to the Company and others. No stock excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If the Company disapproves of any such underwriting, the Company may elect to withdraw therefrom by written notice to the Initiating Holders and the underwriter. The securities so withdrawn from such underwriting shall also be withdrawn from such registration.

          (e) If at the time of any request to register Registrable Stock pursuant to Section 2.2 hereof, the Company is engaged, or has fixed plans to engage within 90 days of the time of the request, in a registered public offering as to which the Holders may include Registrable Stock pursuant to
Section 2.5 hereof or the Company is engaged in any other activity which, in the good faith determination of the Board, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of 120 days from the effective date of such offering, or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any 12-month period while the rights set forth in Section 2.2 are in effect.

          2.5  Incidental Registration.  If the Company at any time proposes to
               -----------------------
register any of its Common Stock under the Securities Act (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Commission is applicable), it will each such time give written notice to all Holders of its intention so to do. Upon the written request of a Holder or Holders given within 20 days after receipt of any such notice (stating the number of shares of Registrable Stock to be disposed of by such Holder or Holders and the intended method of disposition), the Company will use its best efforts to cause all such shares intended to be disposed of, which the Holders shall have requested registration thereof, to be registered under the Securities Act so as to permit the disposition (in accordance with the methods in said request) by such Holder or Holders of the shares so registered, subject, however, to the limitations set forth in Section 2.6.

          2.6  Limitations on Incidental Registration.  If the registration of
               --------------------------------------
which the Company gives notice pursuant to Section 2.5 is for an underwritten offering, only securities which are to be included in the underwriting may be included in the registration. Notwithstanding any provision of Section 2.5, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude or otherwise limit the number of shares, including Registrable Stock, requested to be included in the registration and underwriting to a number of shares not less than twenty percent (20%) of the aggregate number of shares to be disposed of in the registration and underwriting, unless the registration is for an initial public offering (in which case the percentage may be less). The Company shall so advise all Holders of any limitation (except those Holders who have not indicated to the

Company their decision to distribute any of their Registrable Stock through such underwriting), and the number of shares, including Registrable Stock, that may be included in the registration and underwriting shall be allocated among the selling shareholders in proportion, as nearly as practicable, to the respective amounts of securities, including Registrable Stock, owned by such Holders and other selling shareholders entitled to be included therein at the time of filing the registration statement, in accordance with Section 2.12(a). No Registrable Stock excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder disapproves of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Stock and/or other securities so withdrawn from such underwriting shall also be withdrawn from such registration.

               The registration rights granted under Sections 2.2, 2.5 and 2.8 shall terminate as to any Holder or permissible transferee or assignee of such rights if such person (a) holds one percent (1%) or less of the outstanding shares of Common Stock of the Company (on an as-converted basis) and (b) is permitted to sell all of the Registrable Stock held by him or her in a single transaction to the public pursuant to Rule 144.

          2.7  Designation of Underwriter.
               --------------------------

               (a)  In the case of any registration effected pursuant to Section
2.2 or Section 2.8, a majority in interest of the requesting Holders shall have the right to designate the managing underwriter in any underwritten offering, which underwriter shall be reasonably acceptable to the Company.

               (b) In the case of any registration initiated by the Company, the Company shall have the right to designate the managing underwriter in any underwritten offering.

          2.8  Form S-3.  The Company shall register its Common Stock under the
               --------
Securities Exchange Act of 1934, as amended, as promptly as reasonably practicable following the effective date of the first registration of any securities of the Company on Form S-1 and the Company shall thereafter effect all qualifications and compliances as would permit or facilitate the sale and distribution of its stock on Form S-3, to the extent available. After the Company has qualified for the use of Form S-3, the Holders shall have the right to request an unlimited number of registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Stock to be disposed of and the intended method of disposition) except that the Company (a) shall not be required to effect more than one registration pursuant to this
Section 2.8 in any six-month period, and (b) shall not be required to effect a registration pursuant to this Section 2.8 unless the Holder or Holders requesting registration hold an aggregate of at least thirty percent (30%) of the Registrable Stock then outstanding and propose to dispose of shares of Registrable Stock having an aggregate expected public offering price (before deduction of underwriting discounts and expenses of sale) of at least $500,000.

               The Company shall give notice to all Holders of the receipt of a request for registration pursuant to this Section 2.8 and shall provide a reasonable opportunity for other

Holders to participate in the registration, provided that if the registration is for an underwritten offering, the terms of Section 2.4(d) shall apply to all participants in such offering. Subject to the foregoing, the Company will use its best efforts to effect promptly the registration of all shares of Registrable Stock on Form S-3 to the extent requested by the Holder or Holders thereof.

          2.9  Cooperation by Prospective Sellers.
               ----------------------------------

               (a) Each prospective seller of Registrable Stock, and each underwriter designated by each such seller, will furnish to the Company such information as the Company may reasonably require from such seller or underwriter in connection with the registration statement (and the prospectus included therein).

               (b) Failure of a prospective seller of Registrable Stock to furnish the information and agreements described in this Section 2 shall not affect the obligations of the Company under this Section 2 to the remaining sellers who furnish such information and agreements unless, in the reasonable opinion of counsel to the Company or the underwriters, such failure impairs or may impair the viability of the offering or the legality of the registration statement or the underlying offering.

               (c) The Holders holding shares included in the registration statement will not (until further notice) effect sales thereof after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a registration statement or prospectus but the obligations of the Company with respect to maintaining any registration statement current and effective shall be extended by a period of days equal to the period such suspension is in effect unless (i) such extension would result in the Company's inability to use the financial statements in the registration statement initially filed pursuant to the Holder or Holders' request and (ii) such correction or update did not result from the Company's acts or failures to act.

               At the end of the period during which the Company is obligated to keep the registration statement current and effective as described in Section 2.3(b) (and any extensions thereof required by the preceding sentence), the Holders holding shares included in the registration statement shall discontinue sales of shares pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such registration statement which remain unsold, and such Holders shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

          2.10 Expenses of Registration.  All expenses incurred in effecting any
               ------------------------
registration pursuant to this Section 2 including, without limitation, all registration and filing fees, printing expenses, expenses of compliance with blue sky laws, fees and disbursements of counsel for the Company and expenses of any audits incidental to or required by any such registration, shall be borne by the Company, except that (a) all expenses, fees and disbursements of any counsel retained by the Holders and all underwriting discounts and commissions shall be borne by the Holders holding the securities registered pursuant to such registration, according to the quantity of the securities so registered; (b) the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 2.2, provided however, that if immediately prior to the time of such withdrawal, the Holders have learned of a materially adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 2.2; and (c) the Company shall not be required to pay any expenses associated with any registration of Registrable Stock requested by Holders pursuant to Section 2.8.

          2.11  Indemnification.
                ---------------

                (a) To the extent permitted by law, the Company will indemnify each Holder requesting or joining in a registration, each agent, officer and director of such Holders, each person controlling such Holder and each underwriter and selling broker of the securities so registered (collectively, "Indemnitees") against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances in which they were made, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Indemnitee, promptly and on a current basis from time to time, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided, however, that the Company will not be liable in
                     --------  -------
any such case to the extent that any such claim, loss, damage or liability is caused by any untrue statement or omission so made in strict conformity with written information furnished to the Company by an instrument duly executed by such Indemnitees and stated to be specifically for use therein and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the amended prospectus filed with the Commission pursuant to Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any underwriter, or any Indemnitee if there is no underwriter, if a copy of the Final Prospectus was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act; provided, further, that this indemnity shall not be deemed to relieve any underwriter of any of its due diligence obligations; provided, further, that the indemnity agreement contained in this Section 2.11(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld.

               (b) To the extent permitted by law, each Holder requesting or joining in a registration and each underwriter of the securities so registered will indemnify the Company and its officers and directors and each other Holder and each person, if any, who controls any thereof within the meaning of Section 15 of the Securities Act and their respective successors against all claims, losses, damages and liabilities or actions in respect thereof arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances in which they were made and will reimburse, promptly and on a current basis from time to time, the Company and each other person indemnified pursuant to this Section 2.11(b) for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided, however, that this Section 2.11(b) shall apply only if (and
        --------  -------
only to the extent that) such statement or omission was made in reliance upon and in strict conformity with written information (including, without limitation, written negative responses to inquiries) furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specifically for use in such prospectus, offering circular or other document (or related registration statement, notification or the like) or any amendment or supplement thereto and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended Prospectus on file with the Commission at the time the registration statement becomes effective or in the Final Prospectus, such indemnity agreement by a Holder other than an underwriter shall not inure to the benefit of (i) the Company and (ii) any underwriter or any Holder, if there is no underwriter, if a copy of the Final Prospectus was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act; provided, further, that this indemnity shall not be
                       --------  -------
deemed to relieve any underwriter of any of its due diligence obligations; provided, further, that the indemnity agreement contained in this Section
--------  -------
2.11(b) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Holder or underwriter, as the case may be, which consent shall not be unreasonably withheld, and provided, further, that the obligations of such
                           --------  -------
Holders shall be limited to an amount equal to the proceeds to each such Holder from the sale of Registrable Stock as contemplated herein, unless such claim, loss, damage, liability or action resulted from such Holder's fraudulent misconduct.

                (c) Each party entitled to indemnification hereunder (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party (at its expense) to assume the defense of any claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be satisfactory to the Indemnified Party, and the Indemnified Party may participate in such defense at such party's expense, and provided, further, that
                                                         --------  -------
the omission by any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.11 except to the extent that the omission results in a failure of actual notice to the Indemnifying Party and such Indemnifying Party is damaged solely as a result of the failure to give notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                (d) The reimbursement required by this Section 2.11 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

                (e) The obligations under this Section 2.11 shall survive the redemption and conversion, if any, of the Series A Preferred Stock or Series B Preferred Stock, the completion of any offering of Registrable Stock in a registration statement under this Section 2, or otherwise.

          2.12  Rights Which May Be Granted to Subsequent Investors.
                ---------------------------------------------------

                (a) Within the limitations prescribed by this Section 2.12(a), but not otherwise, the Company may grant to subsequent investors in the Company rights of incidental registration (such as those provided in Section 2.5). Such rights may only pertain to shares of Common Stock, including shares of Common Stock into which any other securities may be converted. Such rights may be granted with respect to (i) registrations actually requested by Initiating Holders pursuant to Section 2.2, but only in respect of that portion of any such registration as remains after inclusion of all Registrable Stock requested by Holders and (ii) registrations initiated by the Company, but only in respect of that portion of such registration as is available under the limitations set forth in Section 2.6 (which limitations shall apply to all Holders) and such rights shall be limited in all cases to sharing in the available portion of the registration in question with Holders, such sharing to be based on the number of shares of Common Stock held by the respective Holders and held by such other investors, plus the number of shares of Common Stock into which other securities held by the Holders and such other investors are convertible, which are entitled to registration rights. With respect to registrations which are for underwritten public offerings, "available portion" shall mean the portion of the underwritten shares which is available as specified in clauses (i) and (ii) of the third sentence of this Section 2.12(a). Shares not included in such underwriting shall not be registered.

                (b) The Company may not grant to subsequent investors in the Company rights of registration upon request (such as those provided in Section 2.2) unless (i) such rights are limited to shares of Common Stock, (ii) all Holders are given enforceable contractual rights to participate in registrations requested by such subsequent investors (the right of priority of registration being pro rata as between subsequent investors and Holders), where such participation is on a pro rata basis between subsequent investors and Holders,
(iii) subject to the limitations described in the final three sentences of
Section 2.12(a), such rights shall not become effective prior to 90 days after the effective date of the first registration by the Company pursuant to Section
2.2 and (iv) such rights shall not be more favorable than those granted to the Holders.

          2.13  Transfer of Registration Rights. The registration rights granted
                -------------------------------
to each Investor under this Section 2 may be transferred only:

                (a) to a transferee who shall acquire not less than 50,000 shares of Series A Preferred Stock, Series B Preferred Stock or Registrable Stock (as adjusted for Recapitalization Events); or

                (b) in connection with the distribution by an Investor of Series A Preferred Stock, Series B Preferred Stock or Registrable Stock to the beneficial owners (including, without limitation, to partners of a general or limited partnership, shareholders of a corporation and beneficiaries of a trust) of securities of the Investor.

                      The registration rights may only be transferred if the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and only if immediately following such transfer the further disposition of the applicable securities by the transferee or assignee is restricted under the Securities Act. Notwithstanding any provision of this Section 2.13, the registration rights granted to each Investor under this Section 2 may not be assigned to any person or entity which, in the Company's reasonable judgment, is a competitor of the Company.

          2.14  "Stand-off" Agreement.  In consideration for the Company
                ---------------------
performing its obligations under this Section 2 each Investor agrees for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company (upon request of the Company or of the underwriters managing any underwritten offering of the Company's securities) not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Stock, other than shares of Registrable Stock included in the registration, without the prior written consent of the Company or such underwriters, as the case may be, provided, however, that all
                                                  --------  -------
officers and directors of the Company and each holder of more than 5% of the outstanding Common Stock shall have entered into similar agreements.

     3.   Miscellaneous.
          -------------

          3.1  Notices. All notices, requests, consents and other communications
               -------
herein (except as stated in the last sentence of this Section 3.1) shall be in writing and shall be mailed by first-class or certified mail, postage prepaid, or personally delivered, as follows:

               (a)  If to the Company:

                    Latitude Communications, Inc.
                    4001 Burton Drive
                    Santa Clara, CA 95054

                    with a copy to:

                    Mr. Mark A. Medearis
                    Venture Law Group
                    2800 Sand Hill Road
                    Menlo Park, CA 94025

               (b)  If to the Investors:

                    at their respective addresses set forth
                    on Schedule A hereto
                       ----------

                    with a copy to:

                    Mr. Allen L. Morgan
                    Wilson, Sonsini, Goodrich & Rosati
                    Professional Corporation
                    650 Page Mill Road
                    Palo Alto, CA 94304-1050

or such other addresses as each of the parties hereto may provide from time to time in writing to the other parties. For purposes of computing the time periods set forth herein, the date of mailing shall be deemed to be the delivery date.

          3.2  Modification; Waiver.  Neither this Agreement nor any provision
               --------------------
hereof may be changed, waived, discharged or terminated orally or in writing, except that any provision of this Agreement may be amended and the observance of any such provision may be waived (either generally or in a particular instance and either retroactively or prospectively) with (but only with) the written consent of (a) the Company, and (b) the Holders of at least 66-2/3% of the Registrable Stock (assuming the exercise and/or conversion of all exercisable or convertible securities). Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of Registrable Securities, and the Company. In the event that an underwriting agreement is entered into between the Company and any Holder, and such underwriting agreement contains terms differing from this Agreement, as to any such Holder the terms of such underwriting agreement shall govern.

          3.3  Entire Agreement.  This Agreement contains the entire agreement
               ----------------
between the parties with respect to the transactions contemplated hereby, and supersedes all negotiations, agreements, representations, warranties, commitments, whether in writing or oral, prior to the date hereof.

          3.4  Successors and Assigns. Subject to Section 2.13, all of the terms
               ----------------------
of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

          3.5  Enforcement.
               -----------

               (a)   Remedies at Law or in Equity.  If the Company shall default
                     ----------------------------
in any of its obligations under this Agreement or if any representation or warranty made by or on behalf of the Company in this Agreement or in any certificate, report or other instrument delivered under or pursuant to any term hereof shall be untrue or misleading in any material respect as of the date of this Agreement or as of the date it was made, furnished or delivered, each Investor may proceed to protect and enforce its rights by suit in equity or action at law, whether for the specific performance of any term contained in this Agreement, the Company's Articles or for an injunction against the breach of any such term or in furtherance of the exercise of any power granted in this Agreement or the Company's Articles, or to enforce any other legal or equitable right of such Investor or to take any one or more of such actions. In the event any Investor brings such an action against the Company, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement or the Company's Articles, including without limitation such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all reasonable fees, costs and expenses of appeals.

               (b)   Remedies Cumulative; Waiver.  No remedy referred to herein
                     ---------------------------
is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to each Investor at law or in equity. No express or implied waiver by any Investor of any default shall be a waiver of any future or subsequent default. The failure or delay of each Investor in exercising any rights granted it hereunder shall not constitute a waiver of any such right and any single or partial exercise of any particular right by any Investor shall not exhaust the same or constitute a waiver of any other right provided herein.

          3.6  Execution and Counterparts.  This Agreement may be executed in
               --------------------------
any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. Each party shall receive a duplicate original of the counterpart copy or copies executed by it and by the Company.

          3.7  Governing Law and Severability.  This Agreement shall be
               ------------------------------
governed by the laws of the State of California as applied to agreements entered into and to be performed entirely within California. In the event any provision of this Agreement or the application of any such provision to any part shall be held by a court of competent jurisdiction to be contrary to law, the remaining provisions of this Agreement shall remain in full force and effect.

          3.8  Headings.  The descriptive headings of the Sections hereof are
               --------
inserted for convenience only and do not constitute a part of this Agreement.

                                   AMENDED AND RESTATED REGISTRATION RIGHTS AGT.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        LATITUDE COMMUNICATIONS, INC.


                                        By:    /s/ Emil Wang
                                               -------------------------------

                                        Title:   PRESIDENT & CEO
                                               -------------------------------


                                        "INVESTOR"


                                        ______________________________________

                                        By:  _________________________________

                                        Title:  ______________________________

                                   AMENDED AND RESTATED REGISTRATION RIGHTS AGT.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        LATITUDE COMMUNICATIONS, INC.



                                        By:    ______________________________

                                        Title: ______________________________


                                        "INVESTOR"


                                        MAYFIELD ASSOCIATES FUND II
                                        MAYFIELD VII
                                        -------------------------------------

                                        By: /s/ Kevin A. Fong
                                           ----------------------------------

                                        Title:  ______________________________

                                   AMENDED AND RESTATED REGISTRATION RIGHTS AGT.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        LATITUDE COMMUNICATIONS, INC.



                                        By:    ______________________________

                                        Title: ______________________________


                                        "INVESTOR"


                                        MENLO VENTURES IV, L.P.
                                        By: MV Management IV, L.P.
                                        its General Partner
                                        -------------------------------------

                                        By: /s/ Thomas H. Bredt
                                           ----------------------------------

                                        Title:  General Partner
                                              -------------------------------

                                   AMENDED AND RESTATED REGISTRATION RIGHTS AGT.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        LATITUDE COMMUNICATIONS, INC.



                                        By:    ______________________________

                                        Title: ______________________________


                                        "INVESTOR"



                                        Aspect Telecommunications Corporation
                                        -------------------------------------

                                        By:  /s/ William R. Hahn
                                           ----------------------------------

                                        Title:    CFO
                                               ------------------------------

                                   AMENDED AND RESTATED REGISTRATION RIGHTS AGT.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        LATITUDE COMMUNICATIONS, INC.



                                        By:    ______________________________

                                        Title: ______________________________


                                        "INVESTOR"



                                             VLG Investments
                                        -------------------------------------

                                        By:  /s/ Mark A. Medearis
                                           ----------------------------------

                                        Title:  Partner
                                               ------------------------------

                                   AMENDED AND RESTATED REGISTRATION RIGHTS AGT.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        LATITUDE COMMUNICATIONS, INC.



                                        By:    ______________________________

                                        Title: ______________________________


                                        "INVESTOR"



                                        Craig W. Johnson
                                        -------------------------------------

                                        By:  /s/ Mark A. Medearis
                                           ----------------------------------

                                        Title:  Attorney-in-Fact
                                               ------------------------------

                                   AMENDED AND RESTATED REGISTRATION RIGHTS AGT.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                       LATITUDE COMMUNICATIONS, INC.



                                       By:    ______________________________

                                       Title: ______________________________


                                       "INVESTOR"


                                       MARK A. MEDEARIS AND KATHRYN H. MEDEARIS,
                                         TRUSTEES OF THE MEDEARIS FAMILY TRUST
                                         U/D/T DATED MARCH 18, 1992
                                       -----------------------------------------

                                       By:  /s/ Mark A. Medearis
                                           -------------------------------------

                                       Title:  _________________________________

                                   AMENDED AND RESTATED REGISTRATION RIGHTS AGT.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        LATITUDE COMMUNICATIONS, INC.



                                        By:    ______________________________

                                        Title: ______________________________


                                        "INVESTOR"



                                             James L. Patterson
                                        -------------------------------------

                                        By:  /s/ James L. Patterson
                                           ----------------------------------

                                        Title:  ______________________________

                                   AMENDED AND RESTATED REGISTRATION RIGHTS AGT.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        LATITUDE COMMUNICATIONS, INC.



                                        By:    ______________________________

                                        Title: ______________________________


                                        "INVESTOR"


                                                  CANAAN VENTURES II
                                                  LIMITED PARTNERSHIP

                                             By: CANAAN VENTURE PARTNERS II L.P.

                                             By: /s/ [SIGNATURE]
                                                --------------------------------
                                                       General Partner

                                   AMENDED AND RESTATED REGISTRATION RIGHTS AGT.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        LATITUDE COMMUNICATIONS, INC.



                                        By:    ______________________________

                                        Title: ______________________________


                                        "INVESTOR"


                                                  CANAAN VENTURES II
                                                     OFFSHORE C.V.

                                             By: CANAAN VENTURE PARTNERS II L.P.

                                             By: /s/ [SIGNATURE]
                                                --------------------------------
                                                       General Partner

                                   AMENDED AND RESTATED REGISTRATION RIGHTS AGT.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        LATITUDE COMMUNICATIONS, INC.



                                        By:    ______________________________

                                        Title: ______________________________


                                        "INVESTOR"



                                        _____________________________________

                                        By: /s/ W. Ferrell Sanders
                                           ----------------------------------

                                        Title:       GENERAL PARTNER OF
                                               AMC PARTNERS 89 LP THE GENERAL
                                                 PARTNER OF ASSET MANAGEMENT
                                                    ASSOCIATES 1939, L.P.
                                               ------------------------------

                                   AMENDED AND RESTATED REGISTRATION RIGHTS AGT.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        LATITUDE COMMUNICATIONS, INC.



                                        By:    _________________________________

                                        Title: _________________________________


                                        "INVESTOR"



                                             Stanford University
                                        ----------------------------------------

                                        By:  /s/ Carol Gilmer
                                           -------------------------------------

                                        TITLE: ASSISTANT SECRETARY
                                              ----------------------------------
                                               THE BOARD OF TRUSTEES OF THE
                                               LELAND STANFORD JUNIOR UNIVERSITY

                                  SCHEDULE A
                                  ----------

                                                           Number of Shares
                                       Number of             of Series A              Number of
                                       Shares of           Preferred Stock            Shares of
                                        Series A              Subject to               Series B
Name and Address                    Preferred Stock            Warrants            Preferred Stock
----------------------------      ------------------     --------------------    ------------------
Mayfield VII                             1,671,250                                        1,007,576
2200 Sand Hill Road
Menlo Park, CA 94025
Attn: Kevin A. Fong

Mayfield Associates Fund II                 78,750                                           53,030
2200 Sand Hill Road
Menlo Park, CA 94025
Attn: Kevin A. Fong

Menlo Ventures IV, L.P.                  1,250,000                                          757,576
3000 Sand Hill Road
Building 4, Suite 100
Menlo Park, CA 94025
Attn: Thomas H. Bredt

Aspect Telecommunications                   50,000                                           36,364
Corporation
1730 Fox Drive
San Jose, CA 95131
Attn: James R. Carreker

Robert R. Maxfield, Trustee                 25,000
Under Agreement Dated
12/14/87, As Amended
12930 Saratoga Avenue
Suite B-3
Saratoga, CA 95070

VLG Investments 1993                        20,000                                            4,365
2800 Sand Hill Road
Menlo Park, CA 94025
Attn: Mark A. Medearis

Mark A. Medearis and Kathryn H.              2,500                                              545
Medearis, Trustees of the Medearis
Family Trust U/D/T dated
 March 18, 1992
527 Tennyson
Palo Alto, CA 94301

Craig W. Johnson                             2,500                                              545
c/o Venture Law Group
2800 Sand Hill Road
Menlo Park, CA 94025

William E. Kirsch                                                10,450
444 Castro Street, Suite 431
Mountain View, CA 94041

                                                           Number of Shares
                                       Number of             of Series A              Number of
                                       Shares of           Preferred Stock            Shares of
                                        Series A              Subject to               Series B
Name and Address                    Preferred Stock            Warrants            Preferred Stock
---------------------------       ------------------     --------------------    ------------------
                                                                  44,000
Glen McLaughlin
444 Castro Street, Suite 431
Mountain View, CA 94041
                                                                   6,050
Steven M. Costella, Trustee
 of The Steven M. Costella
 Trust, dated May 8, 1989
444 Castro Street, Suite 431
Mountain View, CA 94041

James Patterson                             75,000                                         20,000
115 Glen Ridge Road
Los Gatos, CA 95030

Canaan Ventures II Limited                                                                105,818
 Partnership
2884 Sand Hill Road
Building 1, Suite 115
Menlo Park, CA 94025
Attention: Deepak Kamra

Canaan Ventures II Offshore Limited                                                       166,909
Partnership
2884 Sand Hill Road
Building 1, Suite 115
Menlo Park, CA 94025
Attention: Deepak Kamra

Asset Management Associates 1989, L.P.                                                    454,546
2275 East Bayshore Road,
Suite 150
Palo Alto, CA 94303
Attention: W. Ferrell Sanders

Stanford University                                                                        54,546
c/o Stanford Management
Attn: Carol Gilmer
2770 Sand Hill Road
Menlo Park, CA 94025
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